As filed with the Securities and Exchange Commission on December 5, 1996
                          1933 Act Registration No. 2-11357
                          1940 Act Registration No. 811-582

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                      FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ X ]
              Pre-Effective Amendment No.  ____       [___]
              Post-Effective Amendment No. _76_       [_X_]
                      and/or
     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [_X_]

              Amendment No._31_                       [_X_]

                           (Check appropriate box or boxes)

                           NEUBERGER & BERMAN EQUITY FUNDS
                           -------------------------------
               (Exact Name of the Registrant as Specified in Charter)
                             605 Third Avenue, 2nd Floor
                            New York, New York 10158-0180
                      (Address of Principal Executive Offices)

         Registrant's Telephone Number, including area code: (212) 476-8800

                             Lawrence Zicklin, President
                           Neuberger & Berman Equity Funds
                             605 Third Avenue, 2nd Floor
                           New York, New York  10158-0180

                               Arthur C. Delibert, Esq.
                             Kirkpatrick & Lockhart LLP
                      1800 Massachusetts Avenue, N.W., 2nd Floor
                             Washington, D.C. 20036-1800
                     (Names and Addresses of agents for service)

     Approximate Date of Proposed Public Offering: Continuous

     It is proposed that this filing will become effective:

     ___ immediately upon filing pursuant to paragraph (b) _X_ on December 6, 1996 pursuant to paragraph (b) ___ 60 days after filing pursuant to paragraph (a)(1) ___ on ________________ pursuant to paragraph (a)(1) ___ 75 days after filing pursuant to paragraph (a)(2) ___ on __________ pursuant to paragraph (a)(2)

              Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, and filed the notice required by such rule for its 1996 fiscal year on October 25, 1996.

              Neuberger & Berman Equity Funds is a "master/feeder fund." This Post-Effective Amendment No. 76 includes signature pages for the master funds, Equity Managers Trust and Global Managers Trust, and appropriate officers and trustees thereof.

                                       Page ______ of ______
                                       Exhibit Index Begins on
                                       Page ______

                           NEUBERGER & BERMAN EQUITY FUNDS
               CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 76 ON FORM N-1A


              This post-effective amendment consists of the following papers and documents:

     Cover Sheet

     Contents of Post-Effective Amendment No. 76 on Form N-1A

     Cross Reference Sheet

     Neuberger & Berman Focus Fund Neuberger & Berman Genesis Fund Neuberger & Berman Guardian Fund Neuberger & Berman International Fund Neuberger & Berman Manhattan Fund Neuberger & Berman Partners Fund
     Neuberger & Berman Socially Responsive Fund
     -------------------------------------------

              Part A - Prospectus

              Part B - Statement of Additional Information

              Part C - Other Information

     Signature Pages

     Exhibits

                           NEUBERGER & BERMAN EQUITY FUNDS
                    POST-EFFECTIVE AMENDMENT NO. 76 ON FORM N-1A

                                Cross Reference Sheet

                This cross reference sheet relates to the Prospectus
                     and Statement of Additional Information for
                            Neuberger & Berman Focus Fund,
                           Neuberger & Berman Genesis Fund,
                          Neuberger & Berman Guardian Fund,
                        Neuberger & Berman International Fund
                          Neuberger & Berman Manhattan Fund,
                        Neuberger & Berman Partners Fund, and
                     Neuberger & Berman Socially Responsive Fund

                     Form N-1A Item No.                    Caption in Part A Prospectus
                     ------------------                    ----------------------------


       Item 1.       Cover Page                            Front Cover Page

       Item 2.       Synopsis                              Expense Information; Summary

       Item 3.       Condensed Financial Information       Financial Highlights; Performance Information

       Item 4.       General Description of Registrant     Investment Programs; Description of Investments;
                                                           Special Information Regarding Organization,
                                                           Capitalization, and Other Matters

       Item 5.       Management of the Fund                Management and Administration; Other Information; Back
                                                           Cover Page

       Item 6.       Capital Stock and Other Securities    Front Cover Page; Dividends, Other Distributions, and
                                                           Taxes; Special Information Regarding Organization,
                                                           Capitalization, and Other Matters

       Item 7.       Purchase of Securities Being          How to Buy Shares; Additional Information on Telephone
                     Offered                               Transactions; Shareholder Services; Share Prices and
                                                           Net Asset Value; Management and Administration

       Item 8.       Redemption or Repurchase              How to Sell Shares; Additional Information on
                                                           Telephone Transactions; Shareholder Services; Share
                                                           Prices and Net Asset Value

       Item 9.       Pending Legal Proceedings             Not Applicable











                                                           Caption in Part B
                     Form N-1A Item No.                    Statement of Additional Information
                     ------------------                    -----------------------------------

       Item 10.      Cover Page                            Cover Page

       Item 11.      Table of Contents                     Table of Contents

       Item 12.      General Information and History       Organization

       Item 13.      Investment Objectives and Policies    Investment Information; Certain Risk Considerations

       Item 14.      Management of the Fund                Trustees and Officers

       Item 15.      Control Persons and Principal         Control Persons and Principal Holders of Securities
                     Holders of Securities

       Item 16.      Investment Advisory and Other         Investment Management and Administration Services;
                     Services                              Trustees and Officers; Distribution Arrangements;
                                                           Reports to Shareholders; Custodian and Transfer Agent;
                                                           Independent Auditors/Accountants

       Item 17.      Brokerage Allocation                  Portfolio Transactions

       Item 18.      Capital Stock and Other Securities    Investment Information; Additional Redemption
                                                           Information; Dividends and Other Distributions

       Item 19.      Purchase and Redemption               Additional Purchase Information; Additional Exchange
                                                           Information; Additional Redemption Information;
                                                           Distribution Arrangements

       Item 20.      Tax Status                            Dividends and Other Distributions; Additional Tax
                                                           Information

       Item 21.      Underwriters                          Investment Management and Administration Services;
                                                           Distribution Arrangements

       Item 22.      Calculation of Performance Data       Performance Information

       Item 23.      Financial Statements                  Financial Statements


                                       Part C
                                       ------

              Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment No. 76.

PROSPECTUS

December 6, 1996



           Neuberger&Berman
           EQUITY FUNDS

Neuberger&Berman
           FOCUS FUND

Neuberger&Berman
           GENESIS FUND

Neuberger&Berman
           GUARDIAN FUND

Neuberger&Berman
           INTERNATIONAL FUND

Neuberger&Berman
           MANHATTAN FUND

Neuberger&Berman
           PARTNERS FUND

Neuberger&Berman
           SOCIALLY RESPONSIVE FUND


                              No Sales Charges
                              No Redemption Fees
                              No 12b - 1 Fees

   Neuberger&Berman
EQUITY FUNDS

   No-Load Equity Funds


Neuberger&Berman FOCUS FUND(R)               Neuberger&Berman MANHATTAN FUND(SM)
Neuberger&Berman GENESIS FUND(R)             Neuberger&Berman PARTNERS FUND(SM)
Neuberger&Berman GUARDIAN FUND(SM)           Neuberger&Berman SOCIALLY RESPONSIVE FUND(R)
Neuberger&Berman INTERNATIONAL FUND(R)

   Initial Purchase--$1,000 Minimum
   Automatic Investing--$100 Minimum Per Month
   Gift Programs and IRAs--$250 Minimum
   Call 800-877-9700


   EACH OF THE ABOVE-NAMED FUNDS (A "FUND") INVESTS ALL OF ITS NET INVESTABLE ASSETS IN ITS CORRESPONDING PORTFOLIO OF EQUITY MANAGERS TRUST OR, IN THE CASE OF NEUBERGER&BERMAN INTERNATIONAL FUND, IN THE CORRESPONDING PORTFOLIO OF GLOBAL MANAGERS TRUST (EACH A "PORTFOLIO"). EQUITY MANAGERS TRUST AND GLOBAL MANAGERS TRUST ("MANAGERS TRUSTS") ARE OPEN-END MANAGEMENT INVESTMENT COMPANIES MANAGED BY NEUBERGER&BERMAN MANAGEMENT INCORPORATED ("N&B MANAGEMENT"). EACH PORTFOLIO INVESTS IN SECURITIES IN ACCORDANCE WITH AN INVESTMENT OBJECTIVE, POLICIES, AND LIMITATIONS IDENTICAL TO THOSE OF ITS CORRESPONDING FUND. THE INVESTMENT PERFORMANCE OF EACH FUND DIRECTLY CORRESPONDS WITH THE INVESTMENT PERFORMANCE OF ITS CORRESPONDING PORTFOLIO. THIS "MASTER/FEEDER FUND" STRUCTURE IS DIFFERENT FROM THAT OF MANY OTHER INVESTMENT COMPANIES WHICH DIRECTLY ACQUIRE AND MANAGE THEIR OWN PORTFOLIOS OF SECURITIES. FOR MORE INFORMATION ON THIS UNIQUE STRUCTURE THAT YOU SHOULD CONSIDER, SEE "SUMMARY" ON PAGE 3, AND "SPECIAL INFORMATION REGARDING ORGANIZATION, CAPITALIZATION, AND OTHER MATTERS" ON PAGE 31.


   Please read this Prospectus before investing in any of the Funds and keep it for future reference. It contains information about the Funds that a prospective investor should know before investing. A Statement of Additional Information ("SAI") about the Funds and Portfolios, dated December 6, 1996, is on file with the Securities and Exchange Commission ("SEC"). The SAI is incorporated herein by reference (so it is legally considered a part of this Prospectus). You can obtain a free copy of the SAI by calling N&B Management at 800-877-9700.

   THE SEC MAINTAINS A WEBSITE (HTTP://WWW.SEC.GOV) THAT CONTAINS THE SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING THE FUNDS AND PORTFOLIOS.


                        PROSPECTUS DATED DECEMBER 6, 1996


   MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK OR OTHER DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

   SUMMARY                                   3
The Funds and Portfolios;
   Risk Factors                              3
Management                                   5
The Neuberger&Berman
   Investment Approach                       5

   EXPENSE INFORMATION                       7
Shareholder Transaction Expenses
   for Each Fund                             7
Annual Fund Operating  Expenses              7
Example                                      9

   FINANCIAL HIGHLIGHTS                     10
Focus Fund                                  11
Genesis Fund                                12
Guardian Fund                               13
International Fund                          14
Manhattan Fund                              15
Partners Fund                               16
Socially Responsive Fund                    17

   INVESTMENT PROGRAMS                      21
Focus Portfolio                             21
Genesis Portfolio                           22
Guardian Portfolio                          23
International Portfolio                     23
Manhattan Portfolio                         24
Partners Portfolio                          25
Socially Responsive Portfolio               25
Short-Term Trading;
   Portfolio Turnover                       27
Borrowings                                  27
Other Investments                           28

   PERFORMANCE INFORMATION                  29

Total Return Information                    29

   SPECIAL INFORMATION
   REGARDING ORGANIZATION,
   CAPITALIZATION,
   AND OTHER MATTERS                        31

The Funds                                   31
The Portfolios                              31

   HOW TO BUY SHARES                        34
By Mail                                     34
By Wire                                     34
By Telephone                                35
By Exchanging Shares                        35
Other Information                           35

   HOW TO SELL SHARES                       37
By Mail or Facsimile Transmission
   (Fax)                                    37
By Telephone                                38
Other Information                           38

   ADDITIONAL INFORMATION ON TELEPHONE
   TRANSACTIONS                             40

   SHAREHOLDER SERVICES                     41
Automatic Investing and Dollar
   Cost Averaging                           41
Exchange Privilege                          41
Systematic Withdrawal Plans                 42
Retirement Plans                            42
Electronic Bank Transfers                   43
Internet Access                             43

   SHARE PRICES AND
   NET ASSET VALUE                          44

   DIVIDENDS, OTHER
   DISTRIBUTIONS, AND TAXES                 45
Distribution Options                        45
Taxes                                       45

   MANAGEMENT AND ADMINISTRATION            47
Trustees and Officers                       47
Investment Manager, Administrator,
   Distributor, and Sub-Adviser             47
Expenses                                    49
Transfer and Shareholder Servicing
   Arrangements                             51

   DESCRIPTION OF INVESTMENTS               52

   USE OF JOINT PROSPECTUS AND
   STATEMENT OF ADDITIONAL
   INFORMATION                              59

   OTHER INFORMATION                        60
Directory                                   60
Funds Eligible for Exchange                 60

SUMMARY


      The Funds and Portfolios; Risk Factors
--------------------------------------------------------------------------------
   Each Fund is a series of Neuberger&Berman Equity Funds (the "Trust") and invests in its corresponding Portfolio which, in turn, invests in securities in accordance with an investment objective, policies, and limitations that are identical to those of the Fund. This is sometimes called a master/feeder fund structure, because each Fund "feeds" shareholders' investments into its corresponding Portfolio, a "master" fund. The structure looks like this:



                                   SHAREHOLDERS

                              [arrow] BUY SHARES IN

                                      FUNDS

                                [arrow] INVEST IN

                                   PORTFOLIOS

                                [arrow] INVEST IN

                            STOCKS & OTHER SECURITIES



   The trustees who oversee the Funds believe that this structure may benefit shareholders; investment in a Portfolio by investors in addition to a Fund may enable the Portfolio to achieve economies of scale that could reduce expenses. For more information about the organization of the Funds and the Portfolios, including certain features of the master/feeder fund structure, see "Special Information Regarding Organization, Capitalization, and Other Matters" on page 31. An investment in any Fund involves certain risks, depending upon the types of investments made by its corresponding Portfolio. For more details about each Portfolio, its investments and their risks, see "Investment Programs" on page 21 and "Description of Investments" on page 52.

   The following table is a summary highlighting features of the Funds and their corresponding Portfolios. You may want to invest in a variety of Funds to fit your particular investment needs. Of course, there can be no assurance that a Fund will meet its investment objective.


Neuberger&Berman
Equity Funds          Investment Style              Portfolio Characteristics
--------------------- ----------------------------- ------------------------------------------------------
GUARDIAN FUND         Broadly diversified,          A growth and income fund that invests primarily in
                      large-cap value fund.         stocks of established, high- quality companies that
                                                    are not well followed on Wall Street or are
                                                    temporarily out of favor.

FOCUS FUND            Large-cap value fund, more    Invests principally in common stocks selected from 13
                      concentrated portfolio than   multi-industry sectors of the economy. To maximize
                      Guardian.                     potential return, the Portfolio normally makes at
                                                    least 90% of its investments in not more than six
                                                    sectors of the economy believed by the portfolio
                                                    managers to be undervalued.

GENESIS FUND          Broadly diversified,          Invests primarily in stocks of companies with small
                      small-cap value fund.         market capitalizations (usually up to $1.5 billion).
                                                    Portfolio manager seeks to buy the stocks of strong
                                                    companies with a history of solid performance and a
                                                    proven management team, which are selling at
                                                    attractive prices.

INTERNATIONAL FUND    Broadly diversified, medium-  Seeks long-term capital appreciation by investing
                      to large-cap international    primarily in foreign stocks, both in developed
                      equity fund. Capitalization   economies and in emerging markets. Portfolio manager
                      is determined in relation to  seeks undervalued companies in countries with strong the principal market in which potential for growth.
                      securities are traded.

MANHATTAN FUND        Broadly diversified, small-,  Invests in securities believed to have the maximum medium- and large-cap growth  potential for long-term capital appreciation.
                      fund.                         Portfolio manager follows a "growth at a reasonable
                                                    price" philosophy and searches for financially sound,
                                                    growing companies with a special competitive advantage
                                                    or a product that makes their stocks attractive.

PARTNERS FUND         Broadly diversified, medium-  Seeks capital growth through an approach that is
                      to large-cap value fund.      intended to increase capital with reasonable risk.
                                                    Portfolio managers look at fundamentals, focusing
                                                    particularly on cash flow, return on capital, and
                                                    asset values.

SOCIALLY              Broadly diversified,          Seeks long-term capital appreciation by investing in
RESPONSIVE FUND       large-cap value fund.         common stocks of companies that meet both financial
                                                    and social criteria.

      Management
--------------------------------------------------------------------------------

   N&B Management, with the assistance of Neuberger&Berman, LLC ("Neuberger& Berman") as sub-adviser, selects investments for the Portfolios. N&B Management also provides administrative services to the Portfolios and the Funds and acts as distributor of Fund shares. See "Management and Administration" on page 47. If you want to know how to buy and sell shares of the Funds or exchange them for shares of other Neuberger&Berman Funds(R), see "How to Buy Shares" on page 34, "How to Sell Shares" on page 37, and "Shareholder Services -- Exchange Privilege" on page 41.


      The Neuberger&Berman Investment Approach
--------------------------------------------------------------------------------
   While each Portfolio has its own investment objective, policies, and limitations, each Portfolio is managed using one of two basic investment approaches -- value or growth.

   A value-oriented portfolio manager buys stocks that are selling for less than their perceived market values. These include stocks that are currently under-researched or are temporarily out of favor on Wall Street.

   Portfolio managers identify value stocks in several ways. One of the most common identifiers is a low price-to-earnings ratio -- that is, stocks selling at multiples of earnings per share that are lower than that of the market as a whole. Other criteria are high dividend yield, a strong balance sheet and financial position, a recent company restructuring with the potential to realize hidden values, strong management, and low price- to-book value (net value of the company's assets).


   While a value approach concentrates on securities that are undervalued in relation to their fundamental economic values, a growth approach seeks stocks of companies that are projected to grow at above-average rates and may appear poised for a period of accelerated earnings.



   The growth portfolio manager is willing to pay a higher share price in the hope that the stock's earnings momentum will carry its price higher. As a stock's price increases based on strong earnings, the stock's original price appears low in relation to the growth rate of its earnings. Sometimes this happens when a particular company or industry is temporarily out of favor with the market or under-researched. This strategy is called "growth at a reasonable price."


   Neuberger&Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and be subject to less risk of price decline than securities whose market prices have already reached their perceived economic values. This approach also contemplates selling portfolio securities when they are considered to have reached their potential.


   In general, Neuberger&Berman FOCUS, Neuberger&Berman GENESIS, Neuberger&Berman GUARDIAN, Neuberger&Berman PARTNERS and Neuberger& Berman SOCIALLY RESPONSIVE Portfolios adhere to a value-oriented investment approach. Neuberger&Berman Manhattan Portfolio places a greater emphasis on finding securities whose measures of fundamental value are low in relation to the growth rates of their future earnings and cash flows, as projected by the portfolio manager. Neuberger&Berman MANHATTAN Portfolio is therefore willing to invest in securities with prices that have somewhat higher multiples of earnings than securities purchased by the other Portfolios.



   Neuberger&Berman INTERNATIONAL Portfolio uses an investment process that includes a combination of country selection and individual security selection primarily based on a value-oriented investment approach.

EXPENSE INFORMATION

   This section gives you certain information about the expenses of each Fund and its corresponding Portfolio. See "Performance Information" for important facts about the investment performance of each Fund, after taking expenses into account.

      Shareholder Transaction Expenses for Each Fund
--------------------------------------------------------------------------------

   As shown by this table, the Funds impose no transaction charges when you buy or sell Fund shares.

       Sales Charge Imposed on Purchases                NONE
       Sales Charge Imposed on Reinvested Dividends     NONE
       Deferred Sales Charges                           NONE
       Redemption Fees                                  NONE
       Exchange Fees                                    NONE



   If you want to redeem shares by wire transfer, the Funds' transfer agent charges a fee (currently $8.00) for each wire redemption. Shareholders who have one or more accounts in the Neuberger&Berman Funds aggregating $200,000 or more in value are not charged for wire redemptions; the $8.00 fee is borne by N&B Management.


      Annual Fund Operating Expenses
      (as a percentage of average daily net assets)
--------------------------------------------------------------------------------

   The following table shows annual Total Operating Expenses for each Fund, which are paid out of the assets of the Fund and which include the Fund's pro rata portion of the Operating Expenses of its corresponding Portfolio. Each Fund pays N&B Management an administration fee based on the Fund's average daily net assets. Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets; a pro rata portion of this fee is borne indirectly by the corresponding Fund. Therefore, the table combines management and administration fees. The Funds and Portfolios also incur other expenses for things such as accounting and legal fees, maintaining shareholder records, and furnishing shareholder statements and Fund reports. "Operating Expenses" exclude interest, taxes, brokerage commissions, and extraordinary expenses. The Funds' expenses are factored into their share prices and dividends and are not charged directly to Fund shareholders. For more information, see "Management and Administration" and the SAI.

NEUBERGER&BERMAN            MANAGEMENT AND     12B-1    OTHER   TOTAL OPERATING
EQUITY FUNDS               ADMINISTRATION FEES  FEES   EXPENSES      EXPENSES
-------------------------- -------------------  ------ ---------  -------------
FOCUS FUND                         0.77%         None     0.12%        0.89%
GENESIS FUND                       1.01%+        None     0.27%        1.28%+
GUARDIAN FUND                      0.70%         None     0.12%        0.82%
INTERNATIONAL FUND*                0.46%         None     1.24%        1.70%
MANHATTAN FUND                     0.79%         None     0.19%        0.98%
PARTNERS FUND                      0.74%         None     0.10%        0.84%
SOCIALLY RESPONSIVE FUND*          0.61%         None     0.89%        1.50%


+(Reflects N&B Management's waiver of certain management fees, described below)

*(Reflects N&B Management's expense reimbursement undertaking, described below)


   Total Operating Expenses for each Fund (except Neuberger&Berman INTERNATIONAL Fund) are based upon administration fees incurred by the Fund and management fees incurred by its corresponding Portfolio during the past fiscal year and any expense reimbursement undertaking or fee waiver. Total Operating Expenses for Neuberger&Berman INTERNATIONAL Fund have been restated based on current administration fees for the Fund and management fees for its corresponding Portfolio and the current expense reimbursement undertaking. "Other Expenses" are based on each Fund's and Portfolio's expenses for the past fiscal year. The trustees of the Trust believe that the aggregate per share expenses of each Fund and its corresponding Portfolio will be approximately equal to the expenses the Fund would incur if its assets were invested directly in the type of securities held by its corresponding Portfolio. The trustees of the Trust also believe that investment in a Portfolio by investors in addition to a Fund may enable the Portfolio to achieve economies of scale which could reduce expenses. The expenses and, accordingly, the returns of other funds that may invest in the Portfolios may differ from those of the Funds.



   The previous table reflects N&B Management's voluntary undertaking until December 31, 1997, to reimburse Neuberger&Berman SOCIALLY RESPONSIVE Fund for its Operating Expenses and its pro rata share of Neuberger&Berman SOCIALLY RESPONSIVE Portfolio's Operating Expenses which, in the aggregate, exceed 1.50% per annum of that Fund's average daily net assets. Absent the reimbursement, Management and Administration Fees, Other Expenses, and Total Operating Expenses would be 0.80%, 0.89%, and 1.69%, respectively, per annum of the average daily net assets of Neuberger&Berman SOCIALLY RESPONSIVE Fund. The previous table also reflects N&B Management's voluntary waiver of a portion of the management fee borne directly by Neuberger&Berman GENESIS Portfolio and indirectly by Neuberger&Berman GENESIS Fund to reduce the fee by 0.10% per annum of the average daily net assets of Neuberger&Berman GENESIS Portfolio. Absent the waiver, Management and Administration Fees would be 1.11%, and Total Operating Expenses would be 1.38%, per annum of the average daily net assets of Neuberger&Berman

GENESIS Fund. The previous table also reflects N&B Management's voluntary undertaking until December 31, 1997 to reimburse Neuberger&Berman INTERNATIONAL Fund for its Operating Expenses and its pro rata share of the Operating Expenses of Neuberger&Berman INTERNATIONAL Portfolio that, in the aggregate, exceed 1.70% per annum of that Fund's average daily net assets. Absent the reimbursement, Management and Administration Fees, Other Expenses, and Total Operating Expenses would be 1.11%, 1.24%, and 2.35%, respectively, per annum of the average daily net assets of Neuberger&Berman INTERNATIONAL Fund.



   For more information about the current expense reimbursement undertakings and fee waiver, see "Expenses" on page 49.


      Example
--------------------------------------------------------------------------------
   To illustrate the effect of Operating Expenses, let's assume that each Fund's annual return is 5% and that it had Total Operating Expenses described in the table above. For every $1,000 you invested in each Fund, you would have paid the following amounts of total expenses if you closed your account at the end of each of the following time periods:


NEUBERGER&BERMAN
EQUITY FUNDS               1 YEAR   3 YEARS  5 YEARS   10 YEARS
--------------------------  -------  -------- -------- ----------
FOCUS FUND                    $ 9      $28      $49       $110
GENESIS FUND                  $13      $41      $70       $155
GUARDIAN FUND                 $ 8      $26      $46       $101
INTERNATIONAL FUND            $17      $54      $92       $201
MANHATTAN FUND                $10      $31      $54       $120
PARTNERS FUND                 $ 9      $27      $47       $104
SOCIALLY RESPONSIVE FUND      $15      $47      $82       $179

   The assumption in this example of a 5% annual return is required by regulations of the SEC applicable to all mutual funds. THE INFORMATION IN THE PREVIOUS TABLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN; ACTUAL EXPENSES OR RETURNS MAY BE GREATER OR LESS THAN THOSE SHOWN, AND MAY CHANGE IF EXPENSE REIMBURSEMENTS CHANGE.

FINANCIAL HIGHLIGHTS

      Selected Per Share Data and Ratios
--------------------------------------------------------------------------------

   The financial information in the following tables is for each Fund as of August 31, 1996 and includes data related to each Fund (except Neuberger&Berman INTERNATIONAL Fund and Neuberger&Berman SOCIALLY RESPONSIVE
Fund) before it was converted into a series of the Trust on August 2, 1993. Neuberger&Berman SOCIALLY RESPONSIVE Fund commenced operations on March 16, 1994. Neuberger&Berman INTERNATIONAL Fund commenced operations on June 15, 1994. This information has been audited by the Funds' respective independent auditors/accountants. You may obtain, at no cost, further information about the performance of the Funds in their annual report to shareholders. The auditors'/accountants' reports are incorporated in the SAI by reference to the annual report. Please call 800-877-9700 for a free copy of the annual report and for up-to-date information. Also, see "Performance Information."

FINANCIAL HIGHLIGHTS
Neuberger&Berman

      Focus Fund(1)

   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.


                                                                                 Period from
                                                                               October 1, 1992    Year Ended
                                                   Year Ended August 31,        to August 31,   September 30,
                                                1996(2)    1995(2)    1994(2)      1993(2)           1992
 -------------------------------------------- ----------- ---------  --------- --------------- ---------------
Net Asset Value, Beginning of Year             $  28.88    $ 24.42    $ 24.00      $ 19.31         $ 18.91
                                              ----------- ---------  --------- --------------- ---------------
Income From Investment Operations
  Net Investment Income                             .19        .17        .21          .23             .29
  Net Gains or Losses on Securities
    (both realized and unrealized)                  .85       5.97       2.16         4.65            2.62
                                              ----------- ---------  --------- --------------- ---------------
   Total From Investment Operations                1.04       6.14       2.37         4.88            2.91
                                              ----------- ---------  --------- --------------- ---------------
Less Distributions
  Dividends (from net investment income)           (.11)      (.20)      (.25)        (.04)           (.31)
  Distributions (from capital gains)              (1.35)     (1.48)     (1.70)        (.15)          (2.20)
                                              ----------- ---------  --------- --------------- ---------------
   Total Distributions                            (1.46)     (1.68)     (1.95)        (.19)          (2.51)
                                              ----------- ---------  --------- --------------- ---------------
Net Asset Value, End of Year                   $  28.46    $ 28.88    $ 24.42      $ 24.00         $ 19.31
                                              ----------- ---------  --------- --------------- ---------------
Total Return+                                     +3.70%    +27.47%    +10.35%      +25.39%(3)      +15.51%
                                              ----------- ---------  --------- --------------- ---------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)        $1,071.4    $ 956.0    $ 643.9      $ 573.9         $ 439.2
                                              ----------- ---------  --------- --------------- ---------------
  Ratio of Expenses to Average Net Assets           .89%       .87%       .85%         .92%(4)         .91%
                                              ----------- ---------  --------- --------------- ---------------
  Ratio of Net Investment Income to
    Average Net Assets                              .69%       .75%       .89%        1.18%(4)        1.46%
                                              ----------- ---------  --------- --------------- ---------------
  Portfolio Turnover Rate(5)                         --         --         --           52%             77%
                                              ----------- ---------  --------- --------------- ---------------

                                                            Year Ended September 30,
                                                 1991      1990      1989       1988       1987
 --------------------------------------------  --------- --------  ---------  -------------------
Net Asset Value, Beginning of Year             $ 16.66    $19.01   $ 16.60    $ 20.10    $ 17.96
                                               --------- --------  ---------  -------------------
Income From Investment Operations
  Net Investment Income                            .38       .44       .46        .46        .48
  Net Gains or Losses on Securities
    (both realized and unrealized)                2.96     (1.84)     4.83      (2.98)      5.46
                                               --------- --------  ---------  -------------------
   Total From Investment Operations               3.34     (1.40)     5.29      (2.52)      5.94
                                               --------- --------  ---------  -------------------
Less Distributions
  Dividends (from net investment income)          (.37)     (.39)     (.49)      (.47)      (.49)
  Distributions (from capital gains)              (.72)     (.56)    (2.39)      (.51)     (3.31)
                                               --------- --------  ---------  -------------------
   Total Distributions                           (1.09)     (.95)    (2.88)      (.98)     (3.80)
                                               --------- --------  ---------  -------------------
Net Asset Value, End of Year                   $ 18.91    $16.66   $ 19.01    $ 16.60    $ 20.10
                                               --------- --------  ---------  -------------------
Total Return+                                   +20.20%    -7.54%   +32.23%    -12.44%    +33.07%
                                               --------- --------  ---------  -------------------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)        $ 399.2    $368.6   $ 441.3    $ 375.2    $ 481.1
                                               --------- --------  ---------  -------------------
  Ratio of Expenses to Average Net Assets          .93%      .92%      .99%      1.01%       .86%
                                               --------- --------  ---------  -------------------
  Ratio of Net Investment Income to
    Average Net Assets                            2.01%     2.34%     2.39%      2.64%      2.21%
                                               --------- --------  ---------  -------------------
  Portfolio Turnover Rate(5)                        60%       66%       60%        66%        88%
                                               --------- --------  ---------  -------------------


See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

      Genesis Fund

   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.


                                                                                               Period from
                                                                                              August 1, 1993 Year Ended July
                                                           Year Ended August 31,              to August 31,        31,
                                                  1996(2)         1995(2)         1994(2)        1993(2)          1993
 ---------------------------------------------  -------------- --------------  -------------- -------------- ---------------
Net Asset Value, Beginning of Year                $  9.52         $  8.27         $ 8.62          $ 8.30         $  7.10
                                                -------------- --------------  -------------- -------------- ---------------
Income From Investment Operations
  Net Investment Income (Loss)                       (.01)             --           (.01)             --             .01
  Net Gains or Losses on Securities
    (both realized and unrealized)                   1.95            1.56            .42             .32            1.19
                                                -------------- --------------  -------------- -------------- ---------------
   Total From Investment Operations                  1.94            1.56            .41             .32            1.20
                                                -------------- --------------  -------------- -------------- ---------------
Less Distributions
  Dividends (from net investment income)               --              --           (.01)             --              --
  Distributions (from capital gains)                 (.55)           (.31)          (.75)             --              --
                                                -------------- --------------  -------------- -------------- ---------------
   Total Distributions                               (.55)           (.31)          (.76)             --              --
                                                -------------- --------------  -------------- -------------- ---------------
Net Asset Value, End of Year                      $ 10.91         $  9.52         $ 8.27          $ 8.62         $  8.30
                                                -------------- --------------  -------------- -------------- ---------------
Total Return+                                      +21.32%         +19.69%         +4.77%          +3.86%(3)      +16.90%
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)           $ 195.4         $ 111.5         $135.6          $118.5         $ 113.5
                                                -------------- --------------  -------------- -------------- ---------------
  Ratio of Expenses to Average Net Assets            1.28%(7)        1.35%(7)       1.36%           1.51%(4)        1.65%
                                                -------------- --------------  -------------- -------------- ---------------
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                               (.18%)(7)       (.16%)(7)      (.20%)          (.08%)(4)        .15%
                                                -------------- --------------  -------------- -------------- ---------------
  Portfolio Turnover Rate(5)                           --              --             --              --              54%
                                                -------------- --------------  -------------- -------------- ---------------


                                                                                                  Period from
                                                                                                 September 27,
                                                            Year Ended July 31,               1988(6) to July 31,
                                                    1992            1991           1990              1989
 ---------------------------------------------  -------------- --------------  -------------- -------------------
Net Asset Value, Beginning of Year                $  6.41         $  5.78         $ 6.25            $  5.00
                                                -------------- --------------  -------------- -------------------
Income From Investment Operations
  Net Investment Income (Loss)                       (.01)            .03            .02                .02
  Net Gains or Losses on Securities
    (both realized and unrealized)                    .80             .64           (.35)              1.24
                                                -------------- --------------  -------------- -------------------
   Total From Investment Operations                   .79             .67           (.33)              1.26
                                                -------------- --------------  -------------- -------------------
Less Distributions
  Dividends (from net investment income)             (.01)           (.04)          (.02)              (.01)
  Distributions (from capital gains)                 (.09)             --           (.12)                --
                                                -------------- --------------  -------------- -------------------
   Total Distributions                               (.10)           (.04)          (.14)              (.01)
                                                -------------- --------------  -------------- -------------------
Net Asset Value, End of Year                      $  7.10         $  6.41         $ 5.78            $  6.25
                                                -------------- --------------  -------------- -------------------
Total Return+                                      +12.38%         +11.80%         -5.33%            +25.24%(3)
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)           $  72.2         $  27.8         $ 20.8            $  18.1
                                                -------------- --------------  -------------- -------------------
  Ratio of Expenses to Average Net Assets            2.00%(7)        2.00%(7)       2.00%(7)           2.00%(4,7)
                                                -------------- --------------  -------------- -------------------
  Ratio of Net Investment Income (Loss) to
    Average Net Assets                               (.14%)(7)        .60%(7)        .41%(7)            .51%(4,7)
                                                -------------- --------------  -------------- -------------------
  Portfolio Turnover Rate(5)                           23%             46%            37%                10%
                                                -------------- --------------  -------------- -------------------


See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

      Guardian Fund

   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements(8). It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.


                                                               Year Ended August 31,
                                              1996(2)     1995(2)     1994(2)     1993(2)      1992
 ------------------------------------------------------ ----------- ----------- ----------- ----------
Net Asset Value, Beginning of Year            $  23.61    $  19.52    $  18.57   $  15.73    $ 14.90
                                            ----------- ----------- ----------- ----------- ----------
Income From Investment Operations
  Net Investment Income                            .31         .27         .24        .30        .29
  Net Gains or Losses on Securities
    (both realized and unrealized)                 .90        4.30        1.41       3.45       1.71
                                            ----------- ----------- ----------- ----------- ----------
   Total From Investment Operations               1.21        4.57        1.65       3.75       2.00
                                            ----------- ----------- ----------- ----------- ----------
Less Distributions
  Dividends (from net investment income)          (.28)       (.25)       (.30)      (.25)      (.26)
  Distributions (from capital gains)              (.76)       (.23)       (.40)      (.66)      (.91)
                                            ----------- ----------- ----------- ----------- ----------
   Total Distributions                           (1.04)       (.48)       (.70)      (.91)     (1.17)
                                            ----------- ----------- ----------- ----------- ----------
Net Asset Value, End of Year                  $  23.78    $  23.61    $  19.52   $  18.57    $ 15.73
                                            ----------- ----------- ----------- ----------- ----------
Total Return+                                    +5.27%     +24.06%      +9.12%    +24.43%    +13.88%
                                            ----------- ----------- ----------- ----------- ----------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)       $4,905.2    $3,947.5    $2,416.5   $1,787.0    $ 802.9
                                            ----------- ----------- ----------- ----------- ----------
  Ratio of Expenses to Average
     Net Assets                                    .82%        .80%        .80%       .81%       .82%
                                            ----------- ----------- ----------- ----------- ----------
  Ratio of Net Investment Income to
     Average Net Assets                           1.37%       1.40%       1.36%      2.01%      1.90%
                                            ----------- ----------- ----------- ----------- ----------
  Portfolio Turnover Rate(5)                        --          --          --         27%        41%
                                            ----------- ----------- ----------- ----------- ----------


                                                  Year         Period from
                                                 Ended      November 1, 1989
                                               August 31,     to August 31,       Year Ended October 31,
                                                  1991            1990          1989       1988      1987
 ------------------------------------------- -------------- ----------------  ---------  --------- ---------
Net Asset Value, Beginning of Year              $ 11.90          $13.20        $ 12.31   $ 11.08    $13.17
                                                -------          ------        -------   -------    ------
Income From Investment Operations
  Net Investment Income                             .32             .31            .35       .35       .40
  Net Gains or Losses on Securities
    (both realized and unrealized)                 3.20           (1.36)          2.08      2.55      (.77)
                                                -------          ------        -------   -------    ------
   Total From Investment Operations                3.52           (1.05)          2.43      2.90      (.37)
                                                -------          ------        -------   -------    ------
Less Distributions
  Dividends (from net investment income)           (.35)           (.25)          (.36)     (.36)     (.41)
  Distributions (from capital gains)               (.17)             --          (1.18)    (1.31)    (1.31)
                                                -------          ------        -------   -------    ------
   Total Distributions                             (.52)           (.25)         (1.54)    (1.67)    (1.72)
                                                -------          ------        -------   -------    ------
Net Asset Value, End of Year                    $ 14.90          $11.90        $ 13.20   $ 12.31    $11.08
                                                -------          ------        -------   -------    ------
Total Return+                                    +30.48%          -8.08%(3)     +19.91%   +26.79%    -3.05%
                                                -------          ------        -------   -------    ------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)         $ 628.6          $496.3        $ 569.3   $ 539.1    $461.1
                                                -------          ------        -------   -------    ------
  Ratio of Expenses to Average
     Net Assets                                     .84%            .86%(4)        .84%      .84%      .74%
                                                -------          ------        -------   -------    ------
  Ratio of Net Investment Income to
     Average Net Assets                            2.46%           2.89%(4)       2.59%     2.80%     2.72%
                                                -------          ------        -------   -------    ------
  Portfolio Turnover Rate(5)                         59%             58%            52%       73%       91%
                                                -------          ------        -------   -------    ------


See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

      International Fund

   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.


                                                                                     Period from
                                                                  Year Ended      June 15, 1994(9)
                                                                  August 31,        to August 31,
                                                                 1996      1995         1994
 ------------------------------------------------------------  --------- --------  ----------------
Net Asset Value, Beginning of Year                             $10.70    $10.46      $10.00
                                                               ------    ------      ------
Income From Investment Operations
  Net Investment Income                                           .01       .06         .01
  Net Gains or Losses on Securities
     (both realized and unrealized)                              1.24       .21         .45
                                                               ------    ------      ------
   Total From Investment Operations                              1.25       .27         .46
                                                               ------    ------      ------
Less Distributions
    Dividends (from net investment income)                       (.04)     (.03)         --
                                                               ------    ------      ------
Net Asset Value, End of Year                                   $11.91    $10.70      $10.46
                                                               ------    ------      ------
Total Return+                                                  +11.73%    +2.60%      +4.60%(3)
                                                               ------    ------      ------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                        $ 57.0    $ 26.4      $  6.2
                                                               ------    ------      ------
  Ratio of Expenses to Average Net Assets(7)                     1.70%     1.70%       1.70%(4)
                                                               ------    ------      ------
  Ratio of Net Investment Income to Average Net Assets(7)         .24%      .73%        .57%(4)
                                                               ------    ------      ------


See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

      Manhattan Fund

   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.


                                                            Year Ended August 31,
                                              1996(2)    1995(2)   1994(2)   1993(2)     1992
 --------------------------------------------  -------- ---------  --------  ------------------
Net Asset Value, Beginning of Year             $13.27    $ 11.28   $12.94    $ 11.59    $11.55
                                               ------    -------   ------    -------    ------
Income From Investment Operations
  Net Investment Income (Loss)                   (.04)        --      .02        .02       .06
  Net Gains or Losses on Securities
    (both realized and unrealized)               (.33)      2.70      .40       3.06       .49
                                               ------    -------   ------    -------    ------
   Total From Investment Operations              (.37)      2.70      .42       3.08       .55
                                               ------    -------   ------    -------    ------
Less Distributions
  Dividends (from net investment income)           --       (.01)    (.02)      (.05)     (.11)
  Distributions (from capital gains)             (.96)      (.70)   (2.06)     (1.68)     (.40)
                                               ------    -------   ------    -------    ------
   Total Distributions                           (.96)      (.71)   (2.08)     (1.73)     (.51)
                                               ------    -------   ------    -------    ------
Net Asset Value, End of Year                   $11.94    $ 13.27   $11.28    $ 12.94    $11.59
                                               ------    -------   ------    -------    ------
Total Return+                                   -2.91%    +26.00%   +3.49%    +27.76%    +4.74%
                                               ------    -------   ------    -------    ------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)        $516.2    $ 612.0   $510.3    $ 537.6    $400.7
                                               ------    -------   ------    -------    ------
  Ratio of Expenses to Average Net Assets         .98%       .98%     .96%      1.04%     1.07%
                                               ------    -------   ------    -------    ------
  Ratio of Net Investment Income
    (Loss) to Average Net Assets                 (.27%)      .03%     .16%       .20%      .57%
                                               ------    -------   ------    -------    ------
  Portfolio Turnover Rate(5)                       --         --       --         76%(4)    83%
                                               ------    -------   ------    -------    ------


                                              Year Ended August 31,         Year Ended December 31,
                                                 1991     1990(10)         1989       1988       1987
 --------------------------------------------  ---------------------     ---------  --------- ---------
Net Asset Value, Beginning of Year             $  9.46     $10.44         $  9.04    $  7.81    $ 8.95
                                               -------     ------         -------    -------    ------
Income From Investment Operations
  Net Investment Income (Loss)                     .13        .10             .18        .17       .14
  Net Gains or Losses on Securities
    (both realized and unrealized)                2.27      (1.08)           2.45       1.26      (.07)
                                               -------     ------         -------    -------    ------
   Total From Investment Operations               2.40       (.98)           2.63       1.43       .07
                                               -------     ------         -------    -------    ------
Less Distributions
  Dividends (from net investment income)          (.16)        --            (.18)      (.16)     (.26)
  Distributions (from capital gains)              (.15)        --           (1.05)      (.04)     (.95)
                                               -------     ------         -------    -------    ------
   Total Distributions                            (.31)        --           (1.23)      (.20)    (1.21)
                                               -------     ------         -------    -------    ------
Net Asset Value, End of Year                   $ 11.55     $ 9.46         $ 10.44    $  9.04    $ 7.81
                                               -------     ------         -------    -------    ------
Total Return+                                   +26.17%     -9.39%(3)      +29.09%    +18.31%    +0.43%
                                               -------     ------         -------    -------    ------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)        $ 429.0     $355.6         $ 404.7    $ 341.7    $329.0
                                               -------     ------         -------    -------    ------
  Ratio of Expenses to Average Net Assets         1.09%      1.14%(4)        1.12%      1.18%      .98%
                                               -------     ------         -------    -------    ------
  Ratio of Net Investment Income
    (Loss) to Average Net Assets                  1.28%      1.44%(4)        1.60%      1.55%     1.58%
                                               -------     ------         -------    -------    ------
  Portfolio Turnover Rate(5)                        78%        91%(4)          77%        70%      111%
                                               -------     ------         -------    -------    ------


See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

      Partners Fund

   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.


                                                                                 Period from     Year
                                                                                July 1, 1993     Ended
                                                Year Ended August 31,           to August 31,  June 30,
                                             1996(2)   1995(2)   1994(2)           1993(2)       1993
 ------------------------------------------- --------  --------  ----------      ----------- ---------
Net Asset Value, Beginning of Year           $  23.72    $  21.32   $  22.46    $  20.98      $  18.96
                                             --------    --------   --------    --------      --------
Income From Investment Operations
  Net Investment Income                           .22         .17        .10         .02           .16
  Net Gains or Losses on Securities
    (both realized and unrealized)               2.84        3.94       1.07        1.46          3.84
                                             --------    --------   --------    --------      --------
   Total From Investment Operations              3.06        4.11       1.17        1.48          4.00
                                             --------    --------    -------    ---------     --------
Less Distributions
  Dividends (from net investment income)         (.20)       (.11)      (.11)         --          (.19)
  Distributions (from capital gains)            (2.70)      (1.60)     (2.20)         --         (1.79)
                                             --------    --------   --------    --------      --------
   Total Distributions                          (2.90)      (1.71)     (2.31)         --         (1.98)
                                             --------    --------   --------    --------      --------
Net Asset Value, End of Year                 $  23.88    $  23.72   $  21.32    $  22.46      $  20.98
                                             --------    --------   --------    --------      --------
Total Return+                                  +13.86%     +21.53%     +5.56%      +7.05%(3)    +21.78%
                                             --------    --------   --------    --------      --------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)      $1,871.9    $1,564.0   $1,335.9    $1,185.1      $1,085.6
                                             --------    --------   --------    --------      --------
  Ratio of Expenses to Average
    Net Assets                                    .84%        .83%       .81%        .84%(4)       .86%
                                             --------    --------   --------    --------      --------
  Ratio of Net Investment Income
    to Average Net Assets                         .93%        .83%       .48%        .59%(4)       .83%
                                             --------    --------   --------    --------      --------
  Portfolio Turnover Rate(5)                       --          --         --           6%           82%
                                             --------    --------   --------    --------      --------


                                                           Year Ended June 30,
                                               1992     1991      1990      1989      1988       1987
 ------------------------------------------- -------   ------    ------   -------    ------    -------
Net Asset Value, Beginning of Year           $ 17.80   $18.11    $19.04   $ 16.84    $20.83    $ 20.63
                                             -------   ------    ------   -------    ------    -------
Income From Investment Operations
  Net Investment Income                          .23      .50       .83       .71       .55        .44
  Net Gains or Losses on Securities
    (both realized and unrealized)              2.05      .27       .68      2.14     (1.05)      2.45
                                             -------   ------    ------   -------    ------    -------
   Total From Investment Operations             2.28      .77      1.51      2.85      (.50)      2.89
                                             -------   ------    ------   -------    ------    -------
Less Distributions
  Dividends (from net investment income)        (.34)    (.74)     (.76)     (.65)     (.70)      (.44)
  Distributions (from capital gains)            (.78)    (.34)    (1.68)       --     (2.79)     (2.25)
                                             -------   ------    ------   -------    ------    -------
   Total Distributions                         (1.12)   (1.08)    (2.44)     (.65)    (3.49)     (2.69)
                                             -------   ------    ------   -------    ------    -------
Net Asset Value, End of Year                 $ 18.96   $17.80    $18.11   $ 19.04    $16.84    $ 20.83
                                             -------   ------    ------   -------    ------    -------
Total Return+                                 +13.23%   +5.14%    +8.11%   +17.59%    -2.73%    +16.98%
                                             -------   ------    ------   -------    ------    -------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)      $ 852.9   $823.5    $793.8   $ 743.0    $718.8    $ 757.7
                                             -------   ------    ------   -------    ------    -------
  Ratio of Expenses to Average
    Net Assets                                   .86%     .88%      .91%      .97%      .95%       .86%
                                             -------   ------    ------   -------    ------    -------
  Ratio of Net Investment Income
    to Average Net Assets                       1.23%    2.84%     4.53%     3.96%     3.28%      2.93%
                                             -------   ------    ------   -------    ------    -------
  Portfolio Turnover Rate(5)                      97%     161%      136%      157%      210%       169%
                                             -------   ------    ------   -------    ------    -------


See Notes to Financial Highlights

FINANCIAL HIGHLIGHTS
Neuberger&Berman

      Socially Responsive Fund

   The following table includes selected data for a share outstanding throughout each year and other performance information derived from the Financial Statements. The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of its corresponding Portfolio's income and expenses. It should be read in conjunction with its corresponding Portfolio's Financial Statements and notes thereto.


                                                                                     Period from
                                                                                      March 16,
                                                               Year Ended August       1994(6)
                                                                      31,           to August 31,
                                                                 1996      1995          1994
 ------------------------------------------------------------  --------- ---------  ---------------
Net Asset Value, Beginning of Year                             $ 11.84    $ 10.07       $10.00
                                                               -------    -------       ------
Income From Investment Operations
  Net Investment Income                                            .02        .03          .01
  Net Gains or Losses on Securities
     (both realized and unrealized)                               2.35       1.76          .06
                                                               -------    -------       ------
   Total From Investment Operations                               2.37       1.79          .07
                                                               -------    -------       ------
Less Distributions
  Dividends (from net investment income)                          (.02)      (.02)          --
  Distributions (from capital gains)                              (.31)        --           --
                                                               -------    -------       ------
   Total Distributions                                            (.33)      (.02)          --
                                                               -------    -------       ------
Net Asset Value, End of Year                                   $ 13.88    $ 11.84       $10.07
                                                               -------    -------       ------
Total Return+                                                   +20.19%    +17.82%       +0.70%(3)
                                                               -------    -------       ------
Ratios/Supplemental Data
  Net Assets, End of Year (in millions)                        $  32.9    $   8.2       $  2.3
                                                               -------    -------       ------
  Ratio of Expenses to Average Net Assets(7)                      1.50%      1.51%        1.50%(4)
                                                               -------    -------       ------
  Ratio of Net Investment Income to Average Net Assets(7)          .19%       .36%         .50%(4)
                                                               -------    -------       ------


See Notes to Financial Highlights

NOTES TO FINANCIAL HIGHLIGHTS




1) Prior to January 1, 1995, the name of Neuberger&Berman FOCUS Fund was Neuberger&Berman Selected Sectors Fund.
2) The per share amounts and ratios which are shown reflect income and expenses, including each Fund's proportionate share of its corresponding Portfolio's income and expenses.
3) Not annualized.
4) Annualized.

5) Each Fund (except Neuberger&Berman INTERNATIONAL Fund and Neuberger& Berman SOCIALLY RESPONSIVE Fund) transferred all of its investment securities into its corresponding Portfolio on August 2, 1993. After that date each Fund has invested only in its corresponding Portfolio, and that Portfolio, rather than the Fund, has engaged in securities transactions. Therefore, after that date, no Fund has calculated a portfolio turnover rate or paid any brokerage commissions. The portfolio turnover rates for each Portfolio were as follows:



                                                    YEAR ENDED                 PERIOD FROM
                                                    AUGUST 31,                AUGUST 2, 1993
                                              1996     1995      1994       TO AUGUST 31, 1993
 ------------------------------------------ --------  --------  --------------------------------
Neuberger&Berman FOCUS Portfolio              39%       36%       52%               4%
Neuberger&Berman GENESIS Portfolio            21%       37%       63%               3%
Neuberger&Berman GUARDIAN Portfolio           37%       26%       24%               3%
Neuberger&Berman MANHATTAN Portfolio          53%       44%       50%               3%
Neuberger&Berman PARTNERS Portfolio           96%       98%       75%               8%



The portfolio turnover rates for Neuberger&Berman INTERNATIONAL Portfolio for the period June 15, 1994 (commencement of operations) to August 31, 1994 and the years ended August 31, 1995 and 1996 were 5%, 41%, and 45%, respectively. The portfolio turnover rates for Neuberger&Berman SOCIALLY RESPONSIVE Port-folio for the period March 14, 1994 (commencement of operations) to August 31, 1994 and the years ended August 31, 1995 and 1996 were 14%, 58%, and 53%, respectively.



The average commission rates paid by each Portfolio were as follows:

                                                     YEAR ENDED
                                                  AUGUST 31, 1996
Neuberger&Berman FOCUS Portfolio                      $0.0578
Neuberger&Berman GENESIS Portfolio                    $0.0576
Neuberger&Berman GUARDIAN Portfolio                   $0.0580
Neuberger&Berman INTERNATIONAL Portfolio              $0.0150
Neuberger&Berman MANHATTAN Portfolio                  $0.0373
Neuberger&Berman PARTNERS Portfolio                   $0.0494
Neuberger&Berman SOCIALLY RESPONSIVE Portfolio        $0.0587

6) The date investment operations commenced.

7) NEUBERGER&BERMAN GENESIS FUND. After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action the annualized ratios to average daily net assets would have been:

                                  YEAR ENDED        PERIOD FROM
                                   JULY 31,      SEPTEMBER 27, 1988
                                1991     1990     TO JULY 31, 1989
 ----------------------------- -------  ------- --------------------
Expenses                        2.16%   2.40%          3.79%
Net Investment Income (Loss)     .44%    .01%         (1.28%)

Had Neuberger&Berman GENESIS Fund not reimbursed N&B Management, the annualized ratios to average daily net assets would have been:

                           YEAR ENDED
                          JULY 31, 1992
-----------------------  ----------------
Expenses                      1.65%
Net Investment Income          .21%

Had N&B Management not waived a portion of the management fee borne directly by Neuberger&Berman GENESIS Portfolio, and indirectly by Neuberger&Berman GENESIS Fund, the annualized ratios to average daily net assets would have been:


                          YEAR ENDED
                          AUGUST 31,
                        1996      1995
---------------------  -------- --------
Expenses                1.38%     1.38%
Net Investment Loss     (.28%)    (.19%)




NEUBERGER&BERMAN INTERNATIONAL FUND. After reimbursement of expenses by N&B Management or the then investment adviser to the Portfolio. Had N&B Management or the then investment adviser to the Portfolio not undertaken such action the annualized ratios to average daily net assets would have been:



                                    YEAR ENDED        PERIOD FROM
                                    AUGUST 31,     JUNE 15, 1994 TO
                                  1996      1995    AUGUST 31, 1994
----------------------------      ----      ----   -----------------
Expenses                          2.40%     2.50%        2.50%
Net Investment Income (Loss)      (.46%)    (.07%)       (.23%)




NEUBERGER&BERMAN SOCIALLY RESPONSIVE FUND. After reimbursement of expenses by N&B Management. Had N&B Management not undertaken such action the annualized ratios to average daily net assets would have been:



                                  YEAR ENDED         PERIOD FROM
                                  AUGUST 31,        MARCH 16, 1994
                                1996      1995    TO AUGUST 31, 1994
 ----------------------------- -------  -------- --------------------
Expenses                        1.69%     2.50%          2.50%
Net Investment Income (Loss)     .00%     (.63%)         (.50%)

 8) Adjusted for a 200% stock dividend effective January 20, 1993.



 9) The date investment operations commenced. BNP-N&B Global Asset Management L.P. ("BNP-N&B Global"), a joint venture of Neuberger&Berman and Banque Nationale de Paris, served as investment adviser to Neuberger&Berman INTERNATIONAL Portfolio from its inception until November 1, 1995.




10) For the eight-month period ended August 31, 1990.



 + Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of each Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. For Neuberger&Berman INTERNATIONAL Fund, Neuberger&Berman SOCIALLY RESPONSIVE Fund, and Neuberger&Berman GENESIS Fund, total return would have been lower if N&B Management had not reimbursed certain expenses or waived certain fees.

INVESTMENT PROGRAMS

   The investment policies and limitations of each Fund are identical to those of its corresponding Portfolio. Each Fund invests only in its corresponding Portfolio. Therefore, the following shows you the kinds of securities in which each Portfolio invests. For an explanation of some types of investments, see "Description of Investments," on page 52.


   Investment policies and limitations of the Funds and Portfolios are not fundamental unless otherwise specified in this Prospectus or the SAI. Fundamental policies may not be changed without shareholder approval. A non-fundamental policy or limitation may be changed by the trustees of the Trust or of the corresponding Managers Trust without shareholder approval.


   The investment objectives of the Funds and Portfolios are not fundamental. There can be no assurance that the Funds or Portfolios will achieve their objectives. Each Fund, by itself, does not represent a comprehensive investment program.


   Additional investment techniques, features, and limitations concerning the Portfolios' investment programs are described in the SAI.

      Neuberger&Berman Focus Portfolio

   The investment objective of Neuberger&Berman FOCUS Portfolio and Neuberger&Berman FOCUS Fund is to seek long-term capital appreciation.

   Neuberger&Berman FOCUS Portfolio invests principally in common stocks selected from the following 13 multi-industry sectors of the economy:

 Autos & Housing                   Health Care                  Technology
 Consumer Goods & Services         Heavy Industry               Transportation
 Defense & Aerospace               Machinery & Equipment        Utilities
 Energy                            Media & Entertainment
 Financial Services                Retailing

   To maximize potential return, the Portfolio normally makes at least 90% of its investments in not more than six sectors it identifies as undervalued. Where a particular industry may fall within more than one sector, N&B Management uses its judgment and experience to determine the placement of that industry within a sector. The Portfolio uses the value-oriented investment approach to identify stocks believed to be undervalued, including stocks that are temporarily out of favor in the market. The Portfolio then focuses its investments in the sectors in which the undervalued stocks are clustered. These sectors are believed to offer the greatest potential for capital growth. This investment approach is different from that of most other mutual funds that emphasize sector investment. Those funds either invest in only a single economic sector or choose a number of sectors by analyzing general economic trends. Further information on the Portfolio's securities holdings and their allocation by sector as of the end of the Fund's most recent fiscal year is included in the Fund's annual report to shareholders, which is available at no cost upon request. The sectors are more fully described in the SAI.


   The Portfolio may be affected more by any single economic, political, or regulatory development than a more diversified mutual fund. The risk of decline in the Portfolio's asset value due to an adverse development may be partially offset by the value-oriented investment approach. To further reduce this risk, the Portfolio may not purchase any security if, as a result, (1) more than 50% of its total assets would be invested in any one sector, (2) 25% or more of its total assets would be invested in the securities of companies having their principal business activities in any one industry (this policy is fundamental), or (3) more than 5% of its total assets would be invested in the securities of any one company.


      Neuberger&Berman Genesis Portfolio

   The investment objective of Neuberger&Berman GENESIS Portfolio and Neuberger&Berman GENESIS Fund is to seek capital appreciation.

   Neuberger&Berman GENESIS Portfolio invests primarily in common stocks of companies with small market capitalizations ("small-cap companies"). Market capitalization means the total market value of a company's outstanding common stock. The Portfolio regards companies with market capitalizations of up to $1.5 billion at the time of the Portfolio's investment as small-cap companies. Companies whose market capitalizations exceed $1.5 billion after purchase continue to be considered small-cap companies for purposes of the Portfolio's investment policies. There is no necessary correlation between market capitalization and the financial attributes -- such as levels of assets, revenues or income -- commonly used to measure the size of a company.


   Studies indicate that the market values of small-cap company stocks, such as those included in the Russell 2000 Index and the Wilshire 1750 Index or quoted on Nasdaq, have a cyclical relationship with larger capitalization stocks. Over the last 30 years, small-cap company stocks have outperformed larger capitalization stocks about two-thirds of the time, even though small-cap stocks have usually declined more than larger capitalization stocks in declining markets. There can be no assurance that this pattern will continue.


   Small-cap company stocks generally are considered to offer greater potential for appreciation than securities of companies with larger market capitalizations. Most small-cap company stocks pay low or no dividends, and the Portfolio seeks long-term appreciation, rather than income. Small-cap company stocks also have higher risk and volatility, because most are not as broadly traded as stocks of companies with larger capitalizations and their prices thus may fluctuate more widely and abruptly. Small-cap company securities are also less researched and often overlooked and undervalued in the market.

   The Portfolio tries to enhance the potential for appreciation and limit the risk of decline in the value of its securities by employing the value-oriented investment approach. The Portfolio seeks securities that appear to be underpriced and are issued by companies with proven management, sound finances, and strong potential for market growth. To reduce risk, the Portfolio diversifies its holdings among many companies and industries.

The Portfolio focuses on the fundamentals of each small-cap company, instead of trying to anticipate what changes might occur in the stock market, the economy, or the political environment. This approach differs from that used by many other funds investing in small- cap company stocks. Those funds often buy stocks of companies they believe will have above-average earnings growth, based on anticipated future developments. In contrast, the Portfolio's securities are generally selected with the belief that they are currently undervalued, based on existing conditions.



      Neuberger&Berman GUARDIAN Portfolio


   The investment objective of Neuberger&Berman GUARDIAN Portfolio and Neuberger&Berman GUARDIAN Fund is to seek capital appreciation and, secondarily, current income.


   Neuberger&Berman GUARDIAN Portfolio invests primarily in common stocks of long-established, high-quality companies. The Portfolio uses the value-oriented investment approach in selecting securities. Thus, N&B Management looks for such factors as low price-to-earnings ratios, strong balance sheets, solid managements, and consistent earnings.


   The Fund and its predecessor have paid their shareholders an income dividend every quarter and a capital gain distribution every year since the predecessor's inception in 1950. Of course, this past record does not necessarily predict the Fund's future practices.


      Neuberger&Berman INTERNATIONAL Portfolio



   The investment objective of Neuberger&Berman INTERNATIONAL Portfolio and Neuberger&Berman INTERNATIONAL Fund is to seek long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of foreign issuers. Foreign issuers are issuers organized and doing business principally outside the United States and include non-U.S. governments, their agencies, and instrumentalities.


   Neuberger&Berman International Portfolio invests primarily in equity securities of medium- to large-capitalization companies traded on foreign exchanges. A company's capitalization is determined in relation to the principal market in which its securities are traded. The strategy of N&B Management is to select attractive investment opportunities outside the United States, allocating the Portfolio's assets among investments in economically mature countries and emerging industrialized countries. The criteria for security selection focus on companies with leadership in specific markets or with niches in specific industries that appear to exhibit positive fundamentals and seem undervalued relative to their earnings potential or the worth of their assets. At least 65% of the Portfolio's total assets normally are invested in equity securities of foreign issuers. The Portfolio normally invests in issuers in at least three foreign countries.The Portfolio may invest more heavily in certain countries than in others. From time to time, the Portfolio may invest a significant portion of its assets in Japan.

   The Portfolio may invest in foreign securities in the form of American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), International Depositary Receipts (IDRs) or other similar securities representing an interest in securities of foreign issuers.


   Because the Portfolio invests primarily in foreign securities, it may be subject to greater risks and higher expenses than equity funds that invest primarily in securities of U.S. issuers. Such risks may be even greater in emerging industrialized and less developed countries. Most of the securities held by the Portfolio are denominated in foreign currencies, and the value of these investments can be adversely affected by fluctuations in foreign currency values.


   The Portfolio may use techniques such as options, futures, forward foreign currency exchange contracts ("forward contracts"), and short selling for hedging purposes and in an attempt to realize income. The Portfolio may use leverage to facilitate transactions it enters into for hedging purposes. The use of these strategies may entail special risks.


   For more information about these risks, see "Description of Investments" on page 52.



      Neuberger&Berman MANHATTAN Portfolio


   The investment objective of Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Fund is to seek capital appreciation without regard to income.


   Neuberger&Berman MANHATTAN Portfolio generally invests in securities of small-, medium-, and large-capitalization companies believed to have the maximum potential for long-term capital appreciation. It does not seek to invest in securities that pay dividends or interest, and any such income is incidental.


   The Portfolio uses a "growth at a reasonable price" investment approach. When N&B Management believes that particular securities have greater potential for long-term capital appreciation, the Portfolio may purchase such securities at prices with relatively higher multiples to measures of economic value (such as earnings or cash flow) than other Portfolios. The Portfolio focuses on companies with strong balance sheets and reasonable valuations relative to their growth rates. It also diversifies its investments among many companies and industries.


   The Portfolio's growth investment program involves greater risks and share price volatility than programs that invest in more undervalued securities. Small-cap company stocks are subject to the risks described with respect to the investment program of Neuberger&Berman GENESIS Portfolio. Moreover, the Portfolio does not follow a policy of active trading for short-term profits. Accordingly, the Portfolio may be more appropriate for investors with a longer-range perspective.

      Neuberger&Berman Partners Portfolio

   The investment objective of Neuberger&Berman PARTNERS Portfolio and Neuberger&Berman PARTNERS Fund is to seek capital growth.

   Neuberger&Berman PARTNERS Portfolio invests principally in common stocks of medium- to large-capitalization established companies, using the value-oriented investment approach. The Portfolio seeks capital growth through an investment approach that is designed to increase capital with reasonable risk. N&B Management looks for securities believed to be undervalued based on strong fundamentals, including a low price-to-earnings ratio, consistent cash flow, and the company's track record through all parts of the market cycle.

   The Portfolio considers additional factors when selecting securities, including ownership by a company's management of the company's stock and the dominance of a company in its particular field.

      Neuberger&Berman Socially Responsive Portfolio

   The investment objective of Neuberger&Berman SOCIALLY RESPONSIVE Portfolio and Neuberger&Berman SOCIALLY RESPONSIVE Fund is to seek long-term capital appreciation by investing primarily in securities of companies that meet both financial criteria and the Social Policy.

   In seeking capital appreciation, the Portfolio generally follows a value-oriented investment approach to the selection of individual securities. Prospective investments are first subjected to detailed financial analysis and are not studied further unless N&B Management believes that they are currently undervalued relative to the issuer's assets and potential earning power.


   The Portfolio expects to be nearly fully invested at all times, primarily in common stock. It may also invest in convertible securities and preferred stock and in foreign securities and ADRs of foreign companies that meet the Social Policy. On occasion, deposits with community banks and credit unions may be considered for investment. Under normal conditions, at least 65% of the Portfolio's total assets are invested in accordance with the Social Policy, and at least 65% of its total assets are invested in equity securities.


   The Portfolio may also engage in portfolio management techniques that are not subject to the Social Policy, such as selling short against-the-box, lending securities, and purchasing and selling put and call options on securities and currencies, futures contracts, options on futures contracts, and forward contracts.


   SOCIAL POLICY. Companies deemed acceptable from a financial standpoint are evaluated by N&B Management using a database that Neuberger&Berman has designed to develop and monitor information on companies in various categories of social criteria. N&B Management seeks to invest in issuers that show leadership in the following major areas of social impact: environment, and workplace diversity and employment. N&B Management also evaluates investments based on companies' records in other areas of concern: public health, type of products, and corporate citizenship.

   The Portfolio's social orientation is predicated in part on the belief that good corporate citizenship is good business; that is, good policies with respect to such social criteria as employment and environmental practices may often have a positive impact on the company's "bottom line." N&B Management recognizes, however, that many social criteria represent goals rather than achievements and that goals are often difficult to quantify. In each area, N&B Management seeks to elicit and understand management's vision of the company's social role and, in making investment decisions, gives weight to enlightened, progressive policies. The information used by N&B Management in evaluating prospective investments for conformity with the Social Policy is obtained primarily from services that specialize in reporting information from issuers or from agencies that oversee issuers' activities or compliance with laws and regulations. Additionally, the information may come from public interest groups and from N&B Management's discussions with company representatives. N&B Management attempts to assess the objectivity of all information that it receives. However, decisions made by N&B Management inevitably involve some level of subjective judgment.


   The Portfolio seeks to invest in companies that show leadership in addressing environmental problems effectively and in promoting progressive workplace policies, especially as they affect women and minorities. N&B Management seeks to identify companies committed to improving their environmental performance by examining their policies and programs in such areas as energy conservation, pollution reduction and control, waste management, recycling, and careful stewardship of natural resources. In a similar manner, N&B Management seeks to identify companies whose policies and practices recognize the importance of human resources to corporate productivity and the centrality of the work experience to the quality of life of all employees. The Portfolio seeks to invest in companies that demonstrate leadership in such areas as providing and promoting equal opportunity, investing in the training and re-training of workers, promoting a safe working environment, providing family-oriented flexible benefits, and involving workers in job and workflow engineering.



   In making investment decisions, N&B Management takes into account a company's record as a member of the various communities of which it is a part and its commitment to product quality and value. Currently, the Social Policy screens out any company that derives more than (i) 5% of its total annual revenue from manufacturing and selling alcohol and/or tobacco, (ii) 5% of its total annual revenue from sales in or services related to gambling, or (iii) 10% of its total annual revenue from the manufacturing of weapons systems. Additionally, the Portfolio does not invest in any company that derives its total annual revenue primarily from non-consumer sales to the military or that owns or operates one or more nuclear power facilities or is a major supplier of nuclear power services.


   Not every issuer selected by N&B Management will demonstrate leadership in each category of the Social Policy. The social records of most companies are written in shades of gray. For example, a company may have a progressive record in employee relations and community affairs but a poor one on product marketing issues. Another company may have a mixed record within a single area. Finally, it is often difficult to distinguish between substantive commitment and public relations. This principle works both ways: there are many companies with excellent records on social issues that maintain a low profile for one reason or another. Taking these factors into consideration, N&B Management emphasizes the overall approach that companies take toward the areas of social impact and pays particular attention to progress achieved toward the goals of the Social Policy.


   If securities held by the Portfolio no longer satisfy the Social Policy, the Portfolio will seek to dispose of the securities as soon as reasonably practicable, which may cause the Portfolio to sell the securities at a time not desirable from a purely financial standpoint.

      Short-Term Trading; Portfolio Turnover


   Although none of the Portfolios purchases securities with the intention of profiting from short-term trading, each Portfolio may sell portfolio securities when N&B Management believes that such action is advisable. The portfolio turnover rates of each Portfolio for 1996 and earlier years are set forth under "Notes to Financial Highlights." It is anticipated that the annual turnover rate of Neuberger&Berman MANHATTAN Portfolio and of Neuberger&Berman PARTNERS Portfolio may exceed 100% in some fiscal years. Turnover rates in excess of 100% generally result in higher transaction costs (which are borne directly by the Portfolio) and a possible increase in realized short-term capital gains or losses. See "Dividends, Other Distributions, and Taxes" on page 45 and the SAI.


      Borrowings

   Each Portfolio, except Neuberger&Berman INTERNATIONAL Portfolio, has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one- third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). None of these Portfolios expects to borrow money or to enter into reverse repurchase agreements. As a non-fundamental policy, none of these Portfolios may purchase portfolio securities if its outstanding borrowings, including reverse repurchase agreements, exceed 5% of its total assets.

   Neuberger&Berman INTERNATIONAL Portfolio has a fundamental policy that it may not borrow money, except that it may (1) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (2) enter into reverse repurchase agreements for any purpose, so long as the aggregate amount of borrowings and reverse repurchase agreements does not exceed one-third of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings).

   Neuberger&Berman INTERNATIONAL Portfolio may borrow money from banks to facilitate transactions that it enters into for hedging purposes, which is a form of leverage. This leverage may exaggerate the gains and losses on the Portfolio's investments and changes in the net asset value of its corresponding Fund's shares. Leverage also creates interest expenses; if those expenses exceed the return on the transactions that the borrowings facilitate, the Portfolio will be in a worse position than if it had not borrowed. The use of derivatives in connection with leverage may create the potential for significant losses. The Portfolio may pledge assets in connection with permitted borrowings.


      Other Investments


   For temporary defensive purposes, each Portfolio (except Neuberger&Berman SOCIALLY RESPONSIVE Portfolio and Neuberger&Berman INTERNATIONAL Portfolio) may invest up to 100% of its total assets in cash and cash equivalents, U.S. Government and Agency Securities, commercial paper and certain other money market instruments, as well as repurchase agreements collateralized by the foregoing.



   Any part of Neuberger&Berman SOCIALLY RESPONSIVE Portfolio's assets may be retained temporarily in investment grade fixed income securities of non-governmental issuers, U.S. Government and Agency Securities, repurchase agreements, money market instruments, commercial paper, and cash and cash equivalents when N&B Management believes that significant adverse market, economic, political, or other circumstances require prompt action to avoid losses. In addition, the feeder funds that invest in Neuberger&Berman SOCIALLY RESPONSIVE Portfolio deal with large institutional investors, and the Portfolio may hold such instruments pending investment or payout when the Portfolio has received a large influx of cash due to sales of Neuberger&Berman SOCIALLY RESPONSIVE Fund shares, or shares of another fund which invests in the Portfolio, or when it anticipates a substantial redemption. Generally, the foregoing temporary investments for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio are selected with a concern for the social impact of each investment.


   For temporary defensive purposes, Neuberger&Berman INTERNATIONAL Portfolio may invest up to 100% of its total assets in short-term foreign and U.S. investments, such as cash or cash equivalents, commercial paper, short-term bank obligations, government and agency securities, and repurchase agreements. Neuberger&Berman INTERNATIONAL Portfolio may also invest in such instruments to increase liquidity or to provide collateral to be held in segregated accounts.

PERFORMANCE INFORMATION

   The performance of the Funds is commonly measured as TOTAL RETURN. TOTAL RETURN is the change in value of an investment in a fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects dividends, other distributions, and variations in share prices from the beginning to the end of a period.


   An average annual total return is a hypothetical rate of return that, if achieved annually, would result in the same cumulative total return as was actually achieved for the period. This smooths out year-to-year variations in actual performance. Past results do not, of course, guarantee future performance. Share prices may vary, and your shares when redeemed may be worth more or less than your original purchase price.


   The following table shows the average annual total returns of each Fund and its predecessor (except Neuberger&Berman SOCIALLY RESPONSIVE Fund and Neuberger& Berman INTERNATIONAL Fund) for the 1-year, 5-year, and 10-year periods ended August 31, 1996. The table also shows a comparison with the S&P "500" Index for each Fund except Neuberger&Berman GENESIS Fund, which is compared with the Russell 2000 Index, and Neuberger&Berman INTERNATIONAL Fund, which is compared with the EAFE(r) Index. The S&P "500" Index is the Standard & Poor's 500 Composite Stock Price Index, an unmanaged index generally considered to be representative of overall stock market activity. The Russell 2000 is an unmanaged index of the securities of the 2,000 issuers having the smallest capitalization in the Russell 3000 Index, representing about 11% of the Russell 3000's total market capitalization. The EAFE(r) Index is the Morgan Stanley Capital International Europe, Australia, Far East Index, an unmanaged index of non-U.S. equity market performance. Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track. Further information regarding the Funds' performance is presented in their annual report to shareholders, which is available without charge by calling 800-877-9700.


                   AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS
                            ENDED AUGUST 31, 1996



NEUBERGER&BERMAN                                                SINCE      INCEPTION
EQUITY FUNDS                 1 YEAR      5 YEARS  10 YEARS    INCEPTION      DATE
--------------------------  ---------  --------- ----------- -----------------------
FOCUS FUND                    +3.70%   +15.90%     +13.40%     +11.75%     10/19/55
GUARDIAN FUND                 +5.27%   +15.09%     +13.32%     +12.92%       6/1/50
MANHATTAN FUND                -2.91%   +11.12%     +11.12%     +16.39%       3/1/79*
PARTNERS FUND                +13.86%   +15.22%     +12.59%     +17.50%      1/20/75*
SOCIALLY RESPONSIVE FUND     +20.19%     N/A         N/A       +15.50%      3/16/94
S&P "500"                    +18.70%   +13.59%     +13.35%       N/A            N/A
GENESIS FUND                 +21.32%   +14.71%       N/A       +13.61%      9/27/88
RUSSELL 2000                 +10.82%   +15.05%       N/A         N/A            N/A
INTERNATIONAL FUND           +11.73%     N/A         N/A        +8.55%      6/15/94
EAFE(r) INDEX                 +8.19%     N/A         N/A         N/A            N/A


*The dates when N&B Management became investment adviser to the predecessors of these Funds.

   Prior to November 1991, the investment policies of the predecessor of Neuberger&Berman FOCUS Fund required that a substantial percentage of its assets be invested in the energy field; accordingly, performance results prior to that time do not necessarily reflect the level of performance that might have been achieved had the Fund's current policies been in effect during that period. BNP-N&B Global served as the investment adviser to Neuberger&Berman INTERNATIONAL Portfolio from its inception until November 1, 1995; however, the same individuals have been responsible for portfolio management both before and after that date. Had N&B Management not reimbursed certain expenses or waived certain fees, the total returns of Neuberger&Berman INTERNATIONAL Fund, Neuberger&Berman SOCIALLY RESPONSIVE Fund, and Neuberger&Berman GENESIS Fund would have been lower.

   The following table lets you take a closer look at how each Fund (except Neuberger&Berman SOCIALLY RESPONSIVE Fund and Neuberger&Berman INTERNATIONAL
Fund) and its predecessor performed year by year, in terms of an annual per share total return for each calendar year (ending December 31). Please note that the previous chart reflects information for periods ended on the Funds' last fiscal year-end (that is, as of August 31, 1996).



               TOTAL RETURNS FOR CALENDAR YEARS ENDED DECEMBER 31,


NEUBERGER&BERMAN
EQUITY FUNDS         1986     1987     1988      1989     1990     1991     1992      1993     1994      1995
-----------------  --------  ------- --------  --------  ------- --------  --------  -------- ------- ---------
FOCUS FUND          +10.1%    +0.6%   +16.5%    +29.8%    -5.9%   +24.7%    +21.1%    +16.3%   +0.9%    +36.2%
GUARDIAN
  FUND              +11.9     -1.0    +28.0     +21.5     -4.7    +34.3     +19.0     +14.5    +0.6     +32.1
MANHATTAN FUND      +16.8     +0.4    +18.3     +29.1     -8.1    +30.9     +17.8     +10.0    -3.6     +31.0
PARTNERS
  FUND              +17.3     +4.3    +15.5     +22.8     -5.1    +22.4     +17.5     +16.5    -1.9     +35.2
S&P "500"           +18.6     +5.2    +16.5     +31.6     -3.1    +30.3      +7.6     +10.0    +1.4     +37.5
GENESIS
  FUND              N/A      N/A      N/A       +17.3    -16.2    +41.6     +15.6     +13.9    -1.8     +27.3
RUSSELL
  2000              N/A      N/A      N/A       +16.3    -19.5    +46.0     +18.4     +18.9    -1.8     +28.5


   TOTAL RETURN INFORMATION. You can obtain current performance information about each Fund by calling N&B Management at 800-877-9700.

SPECIAL INFORMATION REGARDING ORGANIZATION,
CAPITALIZATION, AND OTHER MATTERS

      The Funds


   Each Fund is a separate operating series of the Trust, a Delaware business trust organized pursuant to a Trust Instrument dated as of December 23, 1992. The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company, commonly known as a mutual fund. The Trust has seven separate series. Each Fund invests all of its net investable assets in its corresponding Portfolio, in each case receiving a beneficial interest in that Portfolio. The trustees of the Trust may establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.


   DESCRIPTION OF SHARES. Each Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001 per share). Shares of each Fund represent equal proportionate interests in the assets of that Fund only and have identical voting, dividend, redemption, liquidation, and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other rights to subscribe to any additional shares.


   SHAREHOLDER MEETINGS. The trustees of the Trust do not intend to hold annual meetings of shareholders of the Funds. The trustees will call special meetings of shareholders of a Fund only if required under the 1940 Act or in their discretion or upon the written request of holders of 10% or more of the outstanding shares of that Fund entitled to vote.

   CERTAIN PROVISIONS OF TRUST INSTRUMENT. Under Delaware law, the shareholders of a Fund will not be personally liable for the obligations of any Fund; a shareholder is entitled to the same limitation of personal liability extended to shareholders of a corporation. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or a Fund contain a statement that such obligation may be enforced only against the assets of the Trust or Fund and provides for indemnification out of Trust or Fund property of any shareholder nevertheless held personally liable for Trust or Fund obligations, respectively.

      The Portfolios

   Each Portfolio (except Neuberger&Berman INTERNATIONAL Portfolio) is a separate operating series of Equity Managers Trust, a New York common law trust organized as of December 1, 1992. Neuberger&Berman INTERNATIONAL Portfolio is a separate operating series of Global Managers Trust, a New York common law trust organized as of March 18, 1994. The Managers Trusts are registered under the 1940 Act as diver-sified, open-end management investment companies. Equity Managers Trust has six separate Portfolios. Global Managers Trust currently has one Portfolio. The assets of each Portfolio belong only to that Portfolio, and the liabilities of each Portfolio are borne solely by that Portfolio and no other.


   FUNDS' INVESTMENTS IN PORTFOLIOS. Each Fund is a "feeder fund" that seeks to achieve its investment objective by investing all of its net investable assets in its corresponding Portfolio, which is a "master fund." The Portfolio, which has the same investment objective, policies, and limitations as the Fund, in turn invests in securities; its corresponding Fund thus acquires an indirect interest in those securities. This "master/feeder fund" structure is depicted in the "Summary" on page 3.


   Each Fund's investment in its corresponding Portfolio is in the form of a non-transferable beneficial interest. Members of the general public may not purchase a direct interest in a Portfolio. Six mutual funds that are series of Neuberger&Berman Equity Trust ("N&B Equity Trust") invest all of their respective net investable assets in the six corresponding Portfolios of Equity Managers Trust. Four mutual funds that are series of Neuberger&Berman Equity Assets ("N&B Equity Assets") invest all of their respective net investable assets in four corresponding Portfolios of Equity Managers Trust. Each Portfolio may also permit other investment companies and/or other institutional investors to invest in the Portfolio. All investors will invest in a Portfolio on the same terms and conditions as a Fund and will pay a proportionate share of the Portfolio's expenses. N&B Equity Trust and N&B Equity Assets do not sell their shares directly to members of the general public. Other investors in a Portfolio are not required to sell their shares at the same public offering price as a Fund, could have a different administration fee and expenses than a Fund, and (except N&B Equity Trust and N&B Equity Assets) might charge a sales commission. Therefore, Fund shareholders may have different returns than shareholders in another investment company that invests exclusively in the Portfolio. There is currently no such other investment company that offers its shares directly to members of the general public. Information regarding any fund that may invest in a Portfolio in the future will be available from N&B Management by calling 800-877-9700.


   The trustees of the Trust believe that investment in a Portfolio by a series of N&B Equity Trust or N&B Equity Assets or by other potential investors in addition to a Fund may enable the Portfolio to realize economies of scale that could reduce its operating expenses, thereby producing higher returns and benefitting all shareholders. However, a Fund's investment in its corresponding Portfolio may be affected by the actions of other large investors in the Portfolio, if any. For example, if a large investor in a Portfolio (other than a Fund) redeemed its interest in the Portfolio, the Portfolio's remaining investors (including the Fund) might, as a result, experience higher pro rata operating expenses, thereby producing lower returns.


   Each Fund may withdraw its entire investment from its corresponding Portfolio at any time, if the trustees of the Trust determine that it is in the best interests of the

Fund and its shareholders to do so. A Fund might withdraw, for example, if there were other investors in a Portfolio with power to, and who did by a vote of all investors (including the Fund), change the investment objective, policies, or limitations of the Portfolio in a manner not acceptable to the trustees of the Trust. A withdrawal could result in a distribution in kind of portfolio securities (as opposed to a cash distribution) by the Portfolio to the Fund. That distribution could result in a less diversified portfolio of investments for the Fund and could affect adversely the liquidity of the Fund's investment portfolio. If the Fund decided to convert those securities to cash, it usually would incur brokerage fees or other transaction costs. If a Fund withdrew its investment from a Portfolio, the trustees of the Trust would consider what actions might be taken, including the investment of all of the Fund's net investable assets in another pooled investment entity having substantially the same investment objective as the Fund or the retention by the Fund of its own investment manager to manage its assets in accordance with its investment objective, policies, and limitations. The inability of the Fund to find a suitable replacement could have a significant impact on shareholders.


   INVESTOR MEETINGS AND VOTING. Each Portfolio normally will not hold meetings of investors except as required by the 1940 Act. Each investor in a Portfolio will be entitled to vote in proportion to its relative beneficial interest in the Portfolio. On most issues subjected to a vote of investors, a Fund will solicit proxies from its shareholders and will vote its interest in the Portfolio in proportion to the votes cast by the Fund's shareholders. If there are other investors in a Portfolio, there can be no assurance that any issue that receives a majority of the votes cast by Fund shareholders will receive a majority of votes cast by all Portfolio investors; indeed, if other investors hold a majority interest in a Portfolio, they could have voting control of the Portfolio.

   CERTAIN PROVISIONS. Each investor in a Portfolio, including a Fund, will be liable for all obligations of the Portfolio. However, the risk of an investor in a Portfolio incurring financial loss beyond the amount of its investment on account of such liability would be limited to circumstances in which the Portfolio had inadequate insurance and was unable to meet its obligations out of its assets. Upon liquidation of a Portfolio, investors would be entitled to share pro rata in the net assets of the Portfolio available for distribution to investors.

HOW TO BUY SHARES


   You can buy shares of any Fund directly by mail, wire, or telephone or through an exchange of shares of another Neuberger&Berman Fund (see "Funds Eligible for Exchange"). Shares are purchased at the next price calculated on a day the New York Stock Exchange ("NYSE") is open, after your purchase order is received and accepted. Prices for shares of all Funds are usually calculated as of 4 p.m. Eastern time.


   Minimum investment requirements are shown below. In addition, you can invest as little as $100 each month under an automatic investing plan (see "Automatic Investing and Dollar Cost Averaging").

   N&B Management, in its discretion, may waive the minimum investment requirements.

      By Mail

   Send your check or money order payable to "Neuberger&Berman Funds" by mail to:

   Neuberger&Berman Funds
   Boston Service Center
   P.O. Box 8403
   Boston, MA 02266-8403

or by overnight courier, U.S. Express Mail, or registered or certified mail to:

   Neuberger&Berman Funds
   c/o State Street Bank and Trust Company
   2 Heritage Drive
   North Quincy, MA 02171


   Be sure to specify the name of the Fund whose shares you want to buy. If this is your FIRST PURCHASE of shares of a Fund, please complete and sign an application for a new Fund account and send it along with a check or money order for a minimum of $1,000. For each ADDITIONAL PURCHASE, please send at least $100 for shares of any Fund. YOUR CHECK OR MONEY ORDER MUST BE MADE PAYABLE ON ITS FACE TO NEUBERGER&BERMAN FUNDS, OTHERWISE IT CANNOT BE ACCEPTED. THIRD PARTY CHECKS WILL NOT BE ACCEPTED.


      By Wire

   Call 800-877-9700 for instructions on how to wire money to buy shares. Your wire goes to State Street Bank and Trust Company ("State Street") and must include your name, the name of the Fund whose shares you want to buy, and your account number. The minimum for a FIRST PURCHASE and for each ADDITIONAL PURCHASE of shares of any Fund by wire is $1,000.

      By Telephone


   Call 800-877-9700 to buy shares of any Fund. The minimum for a FIRST PURCHASE and for each ADDITIONAL PURCHASE of shares of any Fund by telephone is $1,000. Your order may be canceled if your payment is not received by the third business day after your order is placed. In that case you could be liable for any resulting losses or fees a Fund or its agents have incurred. To recover those losses or fees, a Fund has the right to bill you or to redeem shares from your account. To meet the three-day deadline, you can wire payment, send a check through overnight mail, or call 800-877-9700 for information on how to make an electronic transfer through your bank. Please refer to "Additional Information on Telephone Transactions."


      By Exchanging Shares


   Call 800-877-9700 for instructions on how to invest by exchanging shares of another Neuberger&Berman Fund for shares of a Fund. To buy Fund shares through an exchange, both fund accounts must be registered in the same name, address, and taxpayer ID number. The minimum for a FIRST PURCHASE and for each ADDITIONAL PURCHASE of shares of any Fund by an exchange is $1,000 worth of shares of the other fund. For more details, see "Shareholder Services -- Exchange Privilege" and "Funds Eligible for Exchange."


      Other Information


    [bullet] You must pay for your shares in U.S. dollars by check or money order (drawn on a U.S. bank), by bank or federal funds wire transfer, or by electronic bank transfer; cash cannot be accepted.


    [bullet] Each Fund has the right to suspend the offering of its shares for a period of time. Each Fund also has the right to accept or reject a purchase order in its sole discretion, including certain purchase orders using the exchange privilege. See "Shareholder Services -- Exchange Privilege."

    [bullet] If you pay by check and your check does not clear, or if you order shares by telephone and fail to pay for them, your purchase will be canceled and you could be liable for any resulting losses or fees a Fund or its agents have incurred. To recover those losses or fees, a Fund has the right to bill you or to redeem shares from your account.


    [bullet] When you sign your application for a new Fund account, you are certifying that your Social Security or other taxpayer ID number is correct and that you are not subject to backup withholding. If you violate certain federal income tax provisions, the Internal Revenue Service can require the Funds to withhold 31% of your distributions and redemptions.

    [bullet] You can also buy shares of the Funds indirectly through certain stockbrokers, banks, and other financial institutions, some of which may charge you a fee.


    [bullet] The Funds will not issue a certificate for your shares unless you write to State Street and request one. Most shareholders do not want a certificate because you must present the certificate to sell or exchange the shares it represents. This means that you would be able to sell or exchange those shares only by mail, and not by telephone or fax. If you lose your certificate, you will have to pay the expense of replacing it.

HOW TO SELL SHARES

   You can sell (redeem) all or some of your shares at any time by mail, fax, or telephone. HOWEVER, IF YOU HAVE A CERTIFICATE FOR YOUR SHARES (INCLUDING SHARES OF A FUND'S PREDECESSOR), YOU CAN REDEEM THOSE SHARES ONLY BY SENDING THE CERTIFICATE BY MAIL. You can also sell shares by exchanging them for shares of other Neuberger&Berman Funds; see "Shareholder Services -- Exchange Privilege" for details.


   TO SELL SHARES HELD IN A RETIREMENT ACCOUNT OR BY A TRUST, ESTATE, GUARDIAN, OR BUSINESS ORGANIZATION, PLEASE CALL 800-877-9700 FOR
INSTRUCTIONS.


   Shares are sold at the next price calculated on a day the NYSE is open, after your sales order is received and accepted. Prices for shares of all Funds are usually calculated as of 4 p.m. Eastern time.


   Unless otherwise instructed, the Fund will mail a check for your sales proceeds, payable to the owner(s) shown on your account ("record owner"), to the address shown on your account ("record address"). You may designate in your Fund application a bank account to which, at your request, State Street will transfer your sales proceeds electronically (at no charge to you) or will wire your sales proceeds. State Street currently charges a fee of $8.00 for each wire. However, if you have one or more accounts in the Neuberger&Berman Funds aggregating $200,000 or more in value, you will not be charged for wire redemptions; your $8.00 fee will be paid by N&B Management.

   If you purchased shares indirectly through certain stockbrokers, banks, or other financial institutions, you may sell those shares only through those organizations, some of which may charge you a fee.

      By Mail or Facsimile Transmission (Fax)

   Write a redemption request letter with your name and account number, the Fund's name, and the dollar amount or number of shares of the Fund you want to sell, together with any other instructions, and send it by mail to:

   Neuberger&Berman Funds
   Boston Service Center
   P.O. Box 8403
   Boston, MA 02266-8403
   or by overnight courier, U.S. Express Mail, or registered or certified mail to:
   Neuberger&Berman Funds
   c/o State Street Bank and Trust Company
   2 Heritage Drive
   North Quincy, MA 02171

or by fax, to redeem up to $50,000 worth of shares, to 212-476-8848. Be sure to have all owners sign the request exactly as their names appear on the account and include the certificate for your shares if you have one. If shares are issued in certificate form, they are not eligible to be redeemed by fax. If you have changed the record address by telephone or fax, shares may not be redeemed by fax for 15 days after receipt of the address change. Please call 800-877-9700 to confirm receipt and acceptance of any order submitted by fax.


   To protect you and the Fund against fraud, your signature on a redemption request must have a SIGNATURE GUARANTEE if (1) you want to sell more than $50,000 worth of shares, (2) you want the redemption check to be made out to someone other than the record owner, (3) you want the check to be mailed somewhere other than the record address, or (4) you want the proceeds to be wired or transferred electronically to a bank account not named in your application or in your prior written instruction with a signature guarantee. You can obtain a signature guarantee from most banks, stockbrokers and dealers, credit unions, and other financial institutions, but not from a notary public. A redemption request that requires a signature guarantee should be sent by mail.


   For a redemption request sent by fax, limited to not more than $50,000, the redemption check may be made out only to the record owner and mailed to the record address or the proceeds wired or transferred electronically to a bank account named in your application or in a written instruction from the record owner with a signature guarantee.


   Please call 800-877-9700 for more specific information about the signature guarantee requirement.


      By Telephone

   To sell shares worth at least $500, call 800-877-9700, giving your name and account number, the name of the Fund, and the dollar amount or number of shares you want to sell.

   You can sell shares by telephone unless (1) you have declined this service either in your application or later by writing or by submitting an appropriate form to State Street, (2) you have a certificate for such shares, or (3) you want to sell shares from a retirement account. In addition, if you have changed the record address by telephone or fax, shares may not be redeemed by telephone for 15 days after receipt of the address change.

   Please refer to "Additional Information on Telephone Transactions."

      Other Information

    [bullet] Usually, redemption proceeds will be mailed on the next business day, but in any case within three business days (under unusual circumstances the Funds may take longer, as permitted by law). You may also call 800-877-9700 for information on how to receive electronic transfers through your bank.

    [bullet] Each Fund may delay paying for any redemption until it is reasonably satisfied that the check used to buy shares has cleared, which may take up to 15 days after the purchase date. So if you plan to sell shares shortly after buying them, you may want to pay for the purchase with a certified check or money order or by wire transfer.

    [bullet] Each Fund may suspend redemptions or postpone payments on days when the NYSE is closed (besides weekends and holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

    [bullet] If, because you sold shares, your account balance with any Fund falls below $1,000, the Fund has the right to close your account after giving you at least 60 days' written notice to reestablish the minimum balance. If you do not do so, the Fund may redeem your remaining shares at their price on the date of redemption and will send the redemption proceeds to you.

ADDITIONAL INFORMATION ON TELEPHONE
TRANSACTIONS

   A Fund at any time can limit the number of its shares you can buy by telephone or can stop accepting telephone orders. You can sell or exchange shares by telephone, unless (1) you have declined these services in your application or by written notice to N&B Management or State Street, with your signature guaranteed, or (2) you have a certificate for such shares. Each Fund or its agent follows reasonable procedures -- requiring you to provide a form of personal identification when you telephone, recording your telephone call, and sending you a written confirmation of each telephone transaction -- designed to confirm that telephone instructions are genuine. However, no Fund or its agent is responsible for the authenticity of telephone instructions or for any losses caused by fraudulent or unauthorized telephone instructions if the Fund or its agent reasonably believed that the instructions were genuine.

   If you are unable to reach N&B Management by telephone (which might be the case, for example, during periods of unusual market activity), consider sending your transaction instructions by fax, overnight courier, or U.S. Express Mail.


   You can buy, sell or exchange shares using an automated telephone service that is available 24 hours a day, every day, to investors using a touch-tone phone. Further information regarding this service, including use of a Personal Identification Number (PIN) and a menu of features, is available from N&B Management by calling 800-877-9700.

SHAREHOLDER SERVICES


   Several services are available to assist you in making and managing your investment in the Funds.


      Automatic Investing and Dollar Cost Averaging


   If you want to invest regularly, you may participate in a plan that lets you automatically buy a minimum of $100 worth of shares in any Fund each month using dollar cost averaging. Under this plan, you buy a fixed dollar amount of shares in any of the Funds at pre-set intervals. You may pay for the shares by automatic transfers from your account in any Neuberger&Berman money market fund or by pre- authorized checks or electronic transfers drawn on your bank account. You buy more shares when a Fund's share price is relatively low and fewer shares when a Fund's share price is relatively high. Thus, under this plan your average cost of shares would generally be lower than if you bought a fixed number of shares at the same intervals. To benefit from dollar cost averaging, you should be financially prepared to continue your participation for a long enough period to include times when Fund share prices are lower. Of course, the plan does not guarantee a profit and will not protect you against losses in a declining market. For further information, call 800-877-9700.


      Exchange Privilege


   To exchange your shares in a Fund for shares in another Neuberger&Berman Fund, call 800-877-9700 between 8 a.m. and 4 p.m., Eastern time, on any Monday through Friday (unless the NYSE is closed). See "Funds Eligible for Exchange." You may also effect an exchange by sending a letter to Neuberger&Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, Attention: [Name of Fund], or by submitting the letter by fax to 212-476-8848, giving your name and account number, the name of the Fund, the dollar amount or number of shares you want to sell, and the name of the Neuberger&Berman Fund whose shares you want to buy. Please call 800-877-9700 to confirm receipt and acceptance of any order submitted by fax. If you have a certificate for your shares, you can exchange them only by mailing the certificate with your letter requesting the exchange. You can use the telephone exchange privilege unless (1) you have declined it in your application or by later writing to N&B Management or State Street, or (2) you have a certificate for such shares. An exchange must be for at least $1,000 worth of shares, and, if the exchange is your FIRST PURCHASE in another Neuberger&Berman Fund, it must be for at least the minimum initial investment amount for that fund. Shares are exchanged at the next price calculated on a day the NYSE is open, after your exchange order is received and accepted.


   Please note the following about the exchange privilege:

        [bullet] You can exchange shares ONLY between accounts registered in the same name, address, and taxpayer ID number.

    [bullet] An exchange order cannot be modified or canceled.

    [bullet] You can exchange only into a fund whose shares are eligible for sale in your state under applicable state securities laws.

    [bullet] An exchange may have tax consequences for you.


    [bullet] Because excessive trading (including short-term "market timing" trading) can hurt a Fund's performance, each Fund may refuse any exchange orders (1) if they appear to the Fund to be market-timing transactions involving significant portions of the Fund's assets or
             (2) from any shareholder account if the shareholder previously has been notified by the Fund that the shareholder's use of the exchange privilege was considered excessive. Accounts under common ownership or control, including those with the same taxpayer ID number, will be considered one account for this purpose.


    [bullet] Each Fund may impose other restrictions on the exchange privilege, or modify or terminate the privilege, but will try to give you advance notice whenever it can reasonably do so.

   Please refer to "Additional Information on Telephone Transactions."

      Systematic Withdrawal Plans

   If you own shares of a Fund worth at least $5,000, you can open a Systematic Withdrawal Plan. Under such a plan, you arrange to withdraw a specific amount (at least $50) on a monthly, quarterly, semi-annual, or annual basis, or you can have your account completely paid out over a specified period of time. You can also arrange for periodic cash withdrawals from your Fund account to pay fees to your financial planner or investment adviser. Because the price of shares of each Fund fluctuates, you may incur capital gains or losses when you redeem shares of the Funds through a Systematic Withdrawal Plan or by other methods. Call 800-877-9700 for more information.

      Retirement Plans


   Retirement plans permit you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible. Please call 800-877-9700 for information on a variety of retirement plans offered by N&B Management, including individual retirement accounts, simplified employee pension plans, self-employed individual retirement plans (so-called "Keogh Plans"), corporate profit-sharing and money purchase pension plans, section 401(k) plans, section 403(b)(7) accounts, and beginning in 1997 savings incentive match plans for employees (SIMPLE Retirement Plans)--IRA version only. The assets of these plans may be invested in any of the Funds.

      Electronic Bank Transfers


   You may designate, either in your application or later by writing or by submitting an appropriate form to State Street, a bank account through which State Street will electronically transfer monies to you or from you at pre-set intervals (such as under a Systematic Withdrawal Plan or automatic investing plan or for payment of cash distributions) or upon your request. Please include a voided check with your application. This service is not available for retirement accounts.


   State Street does not charge a fee for this service; however, you should contact your bank to ensure that it is able to process electronic transfers. Please call 800-877-9700 for more information. If you wish to terminate this service, you must call at least 10 calendar days before the next scheduled electronic transfer.



      Internet Access

   N&B Management now maintains an Internet site on the World Wide Web at HTTP://WWW.NBFUNDS.COM. Fund prices, informative articles and interactive worksheets, and the prospectuses of certain other Neuberger&Berman Funds can be accessed.

SHARE PRICES AND NET ASSET VALUE

   Each Fund's shares are bought or sold at a price that is the Fund's net asset value ("NAV") per share. The NAVs for each Fund and its corresponding Portfolio are calculated by subtracting liabilities from total assets (in the case of a Portfolio, the market value of the securities the Portfolio holds plus cash and other assets; in the case of a Fund, its percentage interest in its corresponding Portfolio, multiplied by the Portfolio's NAV, plus any other assets). Each Fund's per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding and rounding the result to the nearest full cent. Each Fund and its corresponding Portfolio calculate their NAVs as of the close of regular trading on the NYSE, usually 4 p.m. Eastern time, on each day the NYSE is open.


   Each Portfolio (except Neuberger&Berman INTERNATIONAL Portfolio) values securities (including options) listed on the NYSE, the American Stock Exchange or other national securities exchanges or quoted on Nasdaq, and other securities for which market quotations are readily available, at the last sale price on the day the securities are being valued. If there is no reported sale of such a security on that day, the security is valued at the mean between its closing bid and asked prices. These Portfolios value all other securities and assets, including restricted securities, by a method that the trustees of Equity Managers Trust believe accurately reflects fair value.


   Neuberger&Berman INTERNATIONAL Portfolio values equity securities at the last sale price on the principal exchange or in the principal over-the-counter market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the last available bid price. Debt obligations are valued at the last available bid price for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality, and type. Foreign securities are translated from the local currency into U.S. dollars using current exchange rates. The Portfolio values all other types of securities and assets, including restricted securities and securities for which market quotations are not readily available, by a method that the trustees of Global Managers Trust believe accurately reflects fair value.


   Neuberger&Berman INTERNATIONAL Portfolio's portfolio securities are traded primarily in foreign markets which may be open on days when the NYSE is closed. As a result, the NAV of Neuberger&Berman INTERNATIONAL Fund may be significantly affected on days when shareholders have no access to that Fund.

DIVIDENDS, OTHER DISTRIBUTIONS,
AND TAXES


   Each Fund distributes, normally in December, substantially all of its share of any net investment income (net of the Fund's expenses), net realized capital gains, and net realized gains from foreign currency transactions earned or realized by its corresponding Portfolio. In addition, Neuberger&Berman GUARDIAN Fund distributes substantially all of its share of Neuberger&Berman GUARDIAN Portfolio's net investment income, if any, near the end of each calendar quarter.


      Distribution Options

   REINVESTMENT IN SHARES. All dividends and other distributions paid on shares of a Fund are automatically reinvested in additional shares of that Fund, unless you elect to receive them in cash. Dividends and other distributions are reinvested at the Fund's per share NAV, usually as of the date the dividend or other distribution is payable. For RETIREMENT ACCOUNTS, all distributions are automatically reinvested in shares; when you are at least 59-1/2 years old, you can elect to receive distributions in cash without incurring a premature distribution penalty tax.

   DIVIDENDS IN CASH. You may elect to receive dividends in cash, with other distributions being reinvested in additional Fund shares, by checking that election box on your application.

   ALL DISTRIBUTIONS IN CASH. You may elect to receive all dividends and other distributions in cash, by checking that election box on your application.

   Checks for cash dividends and other distributions usually will be mailed no later than seven days after the payable date. However, if you purchased your shares with a check, distributions on those shares may not be paid in cash until the Fund is reasonably satisfied that your check has cleared, which may take up to 15 days after the purchase date. Cash dividends and other distributions also may be paid through an electronic transfer to a bank account designated in your Fund application. Call 800-877-9700 for more information. You can change any distribution election by writing to State Street, the Funds' shareholder servicing agent.

      Taxes

   Each Fund intends to continue to qualify for treatment as a regulated investment company for federal income tax purposes so that it will be relieved of federal income tax on that part of its taxable income and realized gains that it distributes to its shareholders.

   Your investment has certain tax consequences, depending on the type of your account. If you have a qualified RETIREMENT ACCOUNT, taxes are deferred.

   TAXES ON DISTRIBUTIONS. Distributions are subject to federal income tax and may also be subject to state and local income taxes. Your distributions are taxable when they are paid, whether in cash or by reinvestment in additional Fund shares, except that distributions declared in December to shareholders of record on a date in that month and paid in the following January are taxable as if they were paid on December 31 of the year in which the distributions were declared. If you buy Fund shares just before a Fund deducts a dividend or other distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back in the form of a taxable distribution. Investors who are considering the purchase of Fund shares in December (or, in the case of Neuberger&Berman GUARDIAN Fund, near the end of a calendar quarter) should take this into account.


   For federal income tax purposes, dividends and distributions of net short-term capital gain and net gains from certain foreign currency transactions are taxed as ordinary income. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), when designated as such, are generally taxed as long-term capital gain, no matter how long you have owned your shares. Distributions of net capital gain may include gains from the sale of portfolio securities that appreciated in value before you bought your shares.


   Every January, your Fund will send you a statement showing the amount of distributions paid (or deemed paid) to you in the previous year. Information accompanying your statement will show the portion, if any, of those distributions that generally are not taxable in certain states.


   TAXES ON REDEMPTIONS. Capital gains realized on redemptions of Fund shares, including redemptions in connection with exchanges to other Neuberger&Berman Funds, are subject to tax. A capital gain or loss is the difference between the amount you paid for the shares (including the amount of any dividends and other distributions that were reinvested) and the amount you receive when you sell them.


   When you sell shares, you will receive a confirmation statement showing the number of shares you sold and the price. Every January, you will also receive a consolidated transaction statement for the previous year. Be sure to keep your statements; they will be useful to you and your tax preparer in determining the capital gains and losses from your redemptions.


   The foregoing is only a summary of some of the important income tax considerations affecting each Fund and its shareholders. See the SAI for additional tax information. There may be other federal, state, local, or foreign tax considerations applicable to a particular investor. Therefore, you should consult your tax adviser.

MANAGEMENT AND ADMINISTRATION

      Trustees and Officers


   The trustees of the Trust and the trustees of the Managers Trusts have oversight responsibility for the operations of each Fund and each Portfolio, respectively. The SAI contains general background information about each trustee and officer of the Trust and of the Managers Trusts. The trustees and officers of the Trust and of the Managers Trusts who are officers and/or directors of N&B Management and/or principals of Neuberger&Berman serve without compensation from the Funds or the Portfolios. All trustees of the Managers Trusts also serve as trustees of the Trust. The trustees of the Trust and of the Managers Trusts, including a majority of those trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust or the Managers Trusts, have adopted written procedures reasonably appropriate to deal with potential conflicts of interest between the Trust and the Managers Trusts, including, if necessary, creating a separate board of trustees of the Managers Trusts.



      Investment Manager, Administrator,
      Distributor, and Sub-Adviser


   N&B Management serves as the investment manager of each Portfolio, as administrator of each Fund, and as distributor of the shares of each Fund. N&B Management and its predecessor firms have specialized in the management of no-load mutual funds since 1950. In addition to serving the seven Portfolios, N&B Management currently serves as investment manager of other mutual funds. Neuberger&Berman, which acts as sub-adviser for the Portfolios and other mutual funds managed by N&B Management, also serves as investment adviser of three other investment companies. The mutual funds managed by N&B Management and Neuberger&Berman had aggregate net assets of approximately $13.9 billion as of September 30, 1996.


   As sub-adviser, Neuberger&Berman furnishes N&B Management with investment recommendations and research without added cost to the Portfolios. Neuberger&Berman is a member firm of the NYSE and other principal exchanges and may act as the Portfolios' broker in the purchase and sale of their securities. Neuberger&Berman and its affiliates, including N&B Management, manage securities accounts that had approximately $42.9 billion of assets as of September 30, 1996. All of the voting stock of N&B Management is owned by individuals who are principals of Neuberger&Berman.


   State Street Cayman Trust Company, Ltd., located in George Town, Grand Cayman, Cayman Islands, British West Indies, provides certain administrative, fund accounting and transfer agency services for Neuberger&Berman
INTERNATIONAL Portfolio, which has its principal offices in the Cayman
Islands.

   The following is information about the individuals who are primarily responsible for the day-to-day management of the Portfolios:


   Neuberger&Berman FOCUS Portfolio and Neuberger&Berman GUARDIAN Portfolio -- Kent C. Simons, Lawrence Marx III, and Kevin L. Risen. Mr. Simons and Mr. Marx are Vice Presidents of N&B Management and principals of Neuberger&Berman. Mr. Simons has had responsibility for Neuberger&Berman FOCUS Portfolio and Neuberger&Berman FOCUS Fund's predecessor since 1988, and for Neuberger& Berman GUARDIAN Portfolio and Neuberger&Berman GUARDIAN Fund's predecessor since 1983. Mr. Marx has had those responsibilities since 1988. Mr. Risen has had those responsibilities since 1996. Mr. Risen has been an Assistant Vice President of N&B Management since May 1996 and a portfolio manager for Neuberger&Berman since 1995. He was a research analyst at Neuberger&Berman from 1992 to 1995; from 1990 to 1992, he was a research analyst at another prominent financial services firm.


   Neuberger&Berman GENESIS Portfolio -- Judith M. Vale. Ms. Vale has been a member of Neuberger&Berman's Small Cap Group since 1992, a Vice President of N&B Management since November 1994 and a principal of Neuberger&Berman since July 1996. She has been primarily responsible for the day-to-day management of Neuberger&Berman GENESIS Portfolio since February 1994. Ms. Vale was a portfolio manager for another investment management group from 1990 to 1992.


   Neuberger&Berman INTERNATIONAL Portfolio -- Felix Rovelli and Robert Cresci. Mr. Rovelli has been responsible for Neuberger&Berman INTERNATIONAL Portfolio since its inception in June 1994. Mr. Rovelli is a Vice President of N&B Management and was a Senior Vice President-Senior Equity Portfolio Manager of BNP-N&B Global from May 1994 until October 1995. He served as first vice president and portfolio manager of another mutual fund that invested in international equity securities from April 1990 to April 1994. Mr. Cresci is an Assistant Vice President of N&B Management and was an Assistant Portfolio Manager of BNP-N&B Global from May 1994 until October 1995. He served as an assistant portfolio manager of another mutual fund that invested in international equity securities from November 1992 until May 1994 and as an associate with a money manager from September 1989 until October 1992.


   Neuberger&Berman MANHATTAN Portfolio -- Mark R. Goldstein and Susan Switzer. Mr. Goldstein is a Vice President of N&B Management and a principal of Neuberger&Berman. Previously he was a securities analyst and portfolio manager with that firm. He has had responsibility for Neuberger&Berman MANHATTAN Portfolio and Neuberger&Berman MANHATTAN Fund's predecessor since June 1992. Ms. Switzer has been an Assistant Vice President of N&B Management since March 1995 and a portfolio manager for Neuberger&Berman since January 1995. Ms. Switzer was a research analyst and assistant portfolio manager for another money management firm from 1989 to 1994.

   Neuberger&Berman PARTNERS Portfolio -- Michael M. Kassen and Robert I. Gendelman. Mr. Kassen is a Vice President of N&B Management and a principal of Neuberger&Berman. He has had responsibility for Neuberger&Berman PARTNERS Portfolio and Neuberger&Berman PARTNERS Fund's predecessor since June 1990. Mr. Kassen was an employee of N&B Management from 1990 to December 1992. Mr. Gendelman is a senior portfolio manager for Neuberger&Berman and an Assistant Vice President of N&B Management. Mr. Gendelman has had responsibility for Neuberger&Berman PARTNERS Portfolio since October 1994. He was a portfolio manager for another mutual fund manager from 1992 to 1993 and was managing partner of an investment partnership from 1988 to 1992.


   Neuberger&Berman SOCIALLY RESPONSIVE Portfolio -- Janet Prindle. Ms. Prindle, a Vice President of N&B Management since November 1993, has been a principal of Neuberger&Berman since 1983. Ms. Prindle is Director of Socially Responsive Investment Services at Neuberger&Berman, and has been researching and developing corporate responsibility criteria as they apply to investments since 1989. She has been managing money using these criteria since 1990. Ms. Prindle has been responsible for Neuberger&Berman SOCIALLY RESPONSIVE Portfolio since its inception in March 1994.


   Neuberger&Berman acts as the principal broker for the Portfolios (except Neuberger&Berman INTERNATIONAL Portfolio), and may act as broker for Neuberger& Berman INTERNATIONAL Portfolio, in the purchase and sale of portfolio securities and in the purchase and sale of options, and for those services receives brokerage commissions. In effecting securities transactions, each Portfolio seeks to obtain the best price and execution of orders. For more information, see the SAI.

   The principals and employees of Neuberger&Berman and officers and employees of N&B Management, together with their families, have invested over $100 million of their own money in Neuberger&Berman Funds.


   To mitigate the possibility that a Portfolio will be adversely affected by employees' personal trading, the Trust, the Managers Trusts, N&B Management, and Neuberger&Berman have adopted policies that restrict securities trading in the personal accounts of the portfolio managers and others who normally come into possession of information on portfolio transactions.


      Expenses


   N&B Management provides investment management services to each Portfolio that include, among other things, making and implementing investment decisions and providing facilities and personnel necessary to operate the Portfolio. N&B Management provides administrative services to each Fund that include furnishing similar facilities and personnel for the

Fund and performing certain shareholder, shareholder-related, and other services. For such administrative services, each Fund pays N&B Management a fee at the annual rate of 0.26% of that Fund's average daily net assets. With a Fund's consent, N&B Management may subcontract to third parties some of its responsibilities to that Fund under the administration agreement. In addition, a Fund may compensate such third parties for accounting and other services. For investment management services, each Portfolio (except Neuberger&Berman GENESIS Portfolio and Neuberger&Berman INTERNATIONAL Portfolio) pays N&B Management a fee at the annual rate of 0.55% of the first $250 million of that Portfolio's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, and 0.425% of average daily net assets in excess of $1.5 billion. Neuberger&Berman GENESIS Portfolio pays N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.80% of the next $250 million, 0.75% of the next $250 million, 0.70% of the next $250 million, and 0.65% of average daily net assets in excess of $1 billion. Neuberger&Berman INTERNATIONAL Portfolio pays N&B Management a fee for investment management services at the annual rate of 0.85% of the first $250 million of the Portfolio's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $1.5 billion.


   During its 1996 fiscal year, each Fund accrued administration fees and a pro rata portion of the corresponding Portfolio's management fees (prior to any expense reimbursement or fee waiver), as a percentage of the Fund's average daily net assets, as follows:


Neuberger&Berman FOCUS Fund                    0.77%
Neuberger&Berman GENESIS Fund                  1.11%
Neuberger&Berman GUARDIAN Fund                 0.70%
Neuberger&Berman INTERNATIONAL Fund            1.11%
Neuberger&Berman MANHATTAN Fund                0.79%
Neuberger&Berman PARTNERS Fund                 0.74%
Neuberger&Berman SOCIALLY RESPONSIVE Fund      0.80%


   Each Fund bears all expenses of its operations other than those borne by N&B Management as administrator of the Fund and as distributor of its shares. Each Portfolio bears all expenses of its operations other than those borne by N&B Management as investment manager of the Portfolio. These expenses include, but are not limited to, for the Funds and Portfolios, legal and accounting fees and compensation for trustees who are not affiliated with N&B Management; for the Funds, transfer agent fees and the cost of printing and sending reports and proxy materials to shareholders; and for the Portfolios, custodial fees for securities.


   See "Expense Information -- Annual Fund Operating Expenses" for information about how these fees and expenses may affect the value of your investment.

   N&B Management has voluntarily undertaken until December 31, 1997, to reimburse Neuberger&Berman SOCIALLY RESPONSIVE Fund for its Operating Expenses and its pro rata share of its corresponding Portfolio's Operating Expenses which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets. The Fund has in turn agreed to repay N&B Management through March 14, 1998, for the excess Operating Expenses that N&B Management reimbursed to the Fund through March 14, 1996, so long as the Fund's annual Operating Expenses during that period do not exceed the above expense limitation. N&B Management has voluntarily agreed to waive a portion of the management fee borne directly by Neuberger&Berman GENESIS Portfolio and indirectly by Neuberger&Berman Genesis Fund to reduce the fee by 0.10% per annum of the average daily net assets of Neuberger&Berman GENESIS Portfolio. N&B Management has voluntarily undertaken until December 31, 1997 to reimburse Neuberger&Berman INTERNATIONAL Fund for its Operating Expenses and its pro rata share of the Operating Expenses of its corresponding Portfolio that exceed, in the aggregate, 1.70% per annum of the Fund's average daily net assets. The Fund has in turn agreed to repay N&B Management through December 31, 1998, for the excess Operating Expenses that N&B Management reimbursed to the Fund through December 31, 1996, so long as the Fund's annual Operating Expenses during that period do not exceed the above expense limitation. The effect of reimbursement or a waiver by N&B Management is to reduce a Fund's expenses and thereby increase its total return.


   During its 1996 fiscal year, each Fund bore total operating expenses as a percentage of its average daily net assets (after taking into consideration N&B Management's expense reimbursement for Neuberger&Berman SOCIALLY RESPONSIVE Fund and for Neuberger&Berman INTERNATIONAL Fund and N&B Management's waiver of a portion of the management fee borne indirectly by Neuberger&Berman GENESIS Fund), as follows:



Neuberger&Berman FOCUS Fund                    0.89%
Neuberger&Berman GENESIS Fund                  1.28%
Neuberger&Berman GUARDIAN Fund                 0.82%
Neuberger&Berman INTERNATIONAL Fund            1.70%
Neuberger&Berman MANHATTAN Fund                0.98%
Neuberger&Berman PARTNERS Fund                 0.84%
Neuberger&Berman SOCIALLY RESPONSIVE Fund      1.50%


      Transfer and Shareholder Servicing Arrangements

   The Funds' transfer and shareholder servicing agent is State Street. State Street administers purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403.

DESCRIPTION OF INVESTMENTS

   In addition to common stocks and other securities referred to in "Investment Programs" herein, each Portfolio may make the following investments, among others, individually or in combination, although it may not necessarily buy all of the types of securities or use all of the investment techniques that are described. For additional information on the following investments and on other types of investments which the Portfolios may make, see the SAI.

   ILLIQUID SECURITIES. Each Portfolio may invest up to 10% of its net assets (5% in the case of Neuberger&Berman GENESIS Portfolio) in illiquid securities, which are securities that cannot be expected to be sold within seven days at approximately the price at which they are valued. Due to the absence of an active trading market, a Portfolio may experience difficulty in valuing or disposing of illiquid securities. N&B Management determines the liquidity of the Portfolios' securities, under general supervision of the trustees of the Managers Trusts.


   RESTRICTED SECURITIES AND RULE 144A SECURITIES. Each Portfolio may invest in restricted securities and Rule 144A securities. Restricted securities cannot be sold to the public without registration under the Securities Act of 1933 ("1933 Act"). Unless registered for sale, these securities can be sold only in privately negotiated transactions or pursuant to an exemption from registration. Rule 144A securities, although not registered, may be resold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act. Unregistered securities may also be sold abroad pursuant to Regulation S under the 1933 Act. Foreign securities that are freely tradeable in their principal market are not considered restricted securities even if they are not registered for sale in the United States. Restricted securities are generally considered illiquid. N&B Management, acting pursuant to guidelines established by the trustees of the Managers Trusts, may determine that some restricted or Rule 144A securities are liquid.


   FOREIGN SECURITIES. Foreign securities are those of issuers organized and doing business principally outside the United States, including non-U.S. governments, their agencies, and instrumentalities. Each Portfolio (except Neuberger&Berman INTERNATIONAL Portfolio) may invest up to 10% of the value of its total assets in foreign securities. The 10% limitation does not apply to foreign securities that are denominated in U.S. dollars, including ADRs.


   Neuberger&Berman INTERNATIONAL Portfolio invests primarily in foreign securities. The Portfolio may invest in ADRs, EDRs, GDRs, and IDRs. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing its ownership of the underlying foreign securities. Most ADRs are denominated in U.S. dollars and are traded on a U.S. stock exchange. Issuers of the securities underlying sponsored ADRs, but not unsponsored ADRs, are contractually obligated to disclose material information in the United States. Therefore, the market value of unsponsored ADRs may not reflect the effect of such information. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing its ownership of the underlying foreign securities. GDRs are receipts issued by either a U.S. or non-U.S. banking institution evidencing its ownership of the underlying foreign securities and are often denominated in U.S. dollars.


   Factors affecting investments in foreign securities include, but are not limited to, varying custody, brokerage and settlement practices, which may cause delays and expose a Portfolio to the creditworthiness of a foreign broker; difficulty in pricing some foreign securities; less public information about issuers of securities; less governmental regulation and supervision of issuance and trading of securities; the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation, nationalization, or confiscatory taxation; the imposition of foreign withholding and other taxes; potentially adverse local political, economic, social, or diplomatic developments; limitations on the movement of funds or other assets of a Portfolio between different countries; difficulties in invoking legal process and enforcing contractual obligations abroad; and the difficulty of assessing economic trends in foreign countries. Investment in foreign securities also may involve higher brokerage and custodial expenses than investment in domestic securities.


   In addition, investing in foreign securities may involve other risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations (or other foreign or U.S. laws or restrictions applicable to such investments) and devaluations of foreign currencies. Some foreign currencies may be volatile. A decline in the exchange rate between the U.S. dollar and another currency will reduce the value of portfolio securities denominated in that currency irrespective of the performance of the underlying investment. In addition, a Portfolio generally will incur costs in connection with conversion between various currencies. Investments in depositary receipts (whether or not denominated in U.S. dollars) may be subject to exchange controls and changes in rates of exchange with the U.S. dollar because the underlying security is usually denominated in foreign currency.


   All of the foregoing risks may be intensified in emerging industrialized and less developed countries.

   JAPANESE INVESTMENTS. As noted above, all of the Portfolios may invest in foreign securities, including securities of Japanese issuers. From time to time, Neuberger& Berman INTERNATIONAL Portfolio may invest a significant portion of its assets in securities of Japanese issuers. The performance of the Portfolio may therefore be significantly affected by events influencing the Japanese economy and the exchange rate between the Japanese yen and the U.S. dollar. Japan has experienced a severe recession, including a decline in real estate values and other events that adversely affected the balance sheets of many financial institutions and indicate that there may be structural weaknesses in the Japanese financial system. The effects of this economic downturn may be felt for a considerable period and are being exacerbated by the currency exchange rate. Japan is heavily dependent on foreign oil. Japan is located in a seismically active area, and severe earthquakes may damage important elements of the country's infrastructure. Japan's economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.


   OTHER INVESTMENT COMPANIES. Neuberger&Berman INTERNATIONAL Portfolio may invest up to 10% of its total assets in the shares of other investment companies. Such investment may be the most practical or only manner in which the Portfolio can participate in certain foreign markets because of the expenses involved or because other vehicles for investing in those countries may not be available at the time the Portfolio is ready to make an investment. As a shareholder in an investment company, the Portfolio would bear its pro rata share of that investment company's expenses. Investment in other funds may involve the payment of substantial premiums above the value of such issuers' portfolio securities. Neuberger&Berman INTERNATIONAL Portfolio does not intend to invest in such funds unless, in the judgment of N&B Management, the potential benefits of such investment justify the payment of any applicable premium or sales charge.


   COVERED CALL OPTIONS. Each Portfolio may try to reduce the risk of securities price changes (hedge) or generate income by writing (selling) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and may purchase call options in related closing transactions. The 10% limitation does not apply to Neuberger&Berman INTERNATIONAL Portfolio. The purchaser of a call option acquires the right to buy a portfolio security at a fixed price during a specified period. The maximum price the Portfolio may realize on the security during the option period is the fixed price; the Portfolio continues to bear the risk of a decline in the security's price, although this risk is reduced, at least in part, by the premium received for writing the option.


   FOREIGN CURRENCY TRANSACTIONS. Neuberger&Berman INTERNATIONAL Portfolio may enter into forward contracts in order to protect against adverse changes in foreign currency exchange rates. The Portfolio may enter into contracts to purchase foreign currencies to protect against an anticipated rise in the U.S. dollar price of securities it intends to purchase. The Portfolio may also enter into contracts to sell foreign currencies to protect against a decline in the value of its foreign currency denominated portfolio securities due to a decline in the value of foreign currencies against the U.S. dollar.


   Neuberger&Berman INTERNATIONAL Portfolio may also enter into forward contracts for non-hedging purposes when N&B Management anticipates that a foreign currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Portfolio. The Portfolio may also engage in proxy-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency if N&B Management believes that there is a pattern of correlation between the two currencies.

Proxy-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the securities are denominated.



   PUT AND CALL OPTIONS ON FOREIGN CURRENCIES, SECURITIES, AND SECURITIES INDICES. Neuberger&Berman INTERNATIONAL Portfolio may purchase and write put and call options on foreign currencies to protect against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Portfolio may also use options on foreign currencies to proxy-hedge. In addition, the Portfolio may purchase put and call options on currencies for non-hedging purposes when N&B Management expects that a currency will appreciate or depreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not held in the Portfolio. Options on foreign currencies may be traded on U.S. or foreign exchanges or over-the-counter. Options on foreign currencies which are traded in the over-the-counter market may be considered illiquid and subject to the restriction on illiquid securities.


   To realize greater income than would be realized on portfolio securities transactions alone, Neuberger&Berman INTERNATIONAL Portfolio may write put and call options on any securities in which it may invest or options on any securities index based on securities in which the Portfolio may invest.


   The Portfolio will not write a call option on a security or currency unless it owns the underlying security or currency or has the right to obtain it at no additional cost. The Portfolio pays brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities or currencies. The writing of options could result in significant increases in the Portfolio's turnover rate.


   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Neuberger&Berman INTERNATIONAL Portfolio may enter into futures contracts on currencies, debt securities, interest rates, and securities indices and may purchase and sell options on such contracts on both U.S. and foreign exchanges. The Portfolio may engage in such transactions for hedging or non-hedging purposes.


   GENERAL RISKS OF OPTIONS, FUTURES AND FORWARD CONTRACTS. The primary risks in using put and call options, futures contracts, options on futures contracts, and forward contracts ("Financial Instruments") are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held by a Portfolio and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that use of Financial Instruments is a highly specialized activity that involves skills, techniques, and risks (including price volatility and a high degree of leverage) different from those associated with selection of a Portfolio's securities; and (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments. When a Portfolio uses Financial Instruments, the Portfolio will place cash or appropriate liquid securities in a segregated account, or will

"cover" its position, to the extent required by SEC staff policy. Another risk of Financial Instruments is the possible inability of a Portfolio to purchase or sell a security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. Futures, options and forward contracts are considered "derivatives." Losses that may arise from certain futures transactions are potentially unlimited.

   SHORT SALES AGAINST-THE-BOX. Each Portfolio may make short sales against-the-box, in which it sells securities short only if it owns or has the right to obtain without payment of additional consideration an equal amount of the same type of securities sold. Short selling against-the-box may defer recognition of gains or losses into a later tax period.

   SHORT SALES. Neuberger&Berman INTERNATIONAL Portfolio may attempt to limit exposure to a possible decline in the market value of portfolio securities through short sales of securities that N&B Management believes possess volatility characteristics similar to those being hedged. The Portfolio also may use short sales in an attempt to realize gain. To effect a short sale, the Portfolio borrows a security from a brokerage firm to make delivery to the buyer. The Portfolio then is obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. Until the security is replaced, the Portfolio is required to pay the lender any dividends and may be required to pay a premium or interest.


Neuberger&Berman INTERNATIONAL Portfolio will realize a gain if the security declines in price between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will incur a loss if the price of the security increases between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or interest the Portfolio is required to pay in connection with a short sale. A short position may be adversely affected by imperfect correlation between movements in the price of the securities sold short and the securities being hedged.


   FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. In a when-issued or forward commitment transaction, Neuberger&Berman INTERNATIONAL Portfolio commits to purchase securities at a future date (generally within two months) and pays for the securities when they are delivered. If the seller fails to complete the sale, the Portfolio may lose the opportunity to obtain a favorable price. When-issued securities or securities subject to a forward commitment may decline or increase in value during the period from the Portfolio's investment commitment to the settlement of the purchase, which may magnify fluctuations in the Portfolio's and its corresponding Fund's NAVs.


   REPURCHASE AGREEMENTS/SECURITIES LOANS. In a repurchase agreement, a Portfolio buys a security from a Federal Reserve member bank (or, in the case of Neuberger& Berman INTERNATIONAL Portfolio, also a foreign bank or a U.S. branch or agency of a foreign bank) or a securities dealer and simultaneously agrees to sell it back at a higher price, at a specified date, usually less than a week later. The underlying securities must fall within the Portfolio's investment policies and limitations. Each Portfolio also may lend portfolio securities to banks, brokerage firms, or institutional investors to earn income. Costs, delays, or losses could result if the selling party to a repurchase agreement or the borrower of portfolio securities becomes bankrupt or otherwise defaults. N&B Management monitors the creditworthiness of sellers and borrowers.


   REVERSE REPURCHASE AGREEMENTS. Neuberger&Berman INTERNATIONAL Portfolio may enter into reverse repurchase agreements. In such a transaction, the Portfolio sells a security to a bank or securities dealer and simultaneously agrees to repurchase it at a higher price on a specific date. The Portfolio will place cash or appropriate liquid securities in a segregated account to cover its obligations under reverse repurchase agreements. Such transactions may increase fluctuations in the Portfolio's and its corresponding Fund's NAVs and may be viewed as a form of leverage.


   OTHER INVESTMENTS. Although each Portfolio invests primarily in common stocks, when market conditions warrant it may invest in preferred stocks, securities convertible into or exchangeable for common stocks, U.S. Government and Agency Securities, investment grade debt securities, or money market instruments, or may retain assets in cash or cash equivalents.


   "Investment grade" debt securities are those receiving one of the four highest ratings from Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's ("S&P"), or another nationally recognized statistical rating organization ("NRSRO") or, if unrated by any NRSRO, deemed comparable by N&B Management to such rated securities ("Comparable Unrated Securities"). Securities rated by Moody's in its fourth highest category (Baa) or Comparable Unrated Securities may be deemed to have speculative characteristics. The value of the fixed income securities in which a Portfolio may invest is likely to decline in times of rising market interest rates. Conversely, when rates fall, the value of a Portfolio's fixed income investments is likely to rise.


   U.S. Government Securities are obligations of the U.S. Treasury backed by the full faith and credit of the United States. U.S. Government Agency Securities are issued or guaranteed by U.S. Government agencies or by instrumentalities of the U.S. Government, such as the Government National Mortgage Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Student Loan Marketing Association, and Tennessee Valley Authority. Some U.S. Government Agency Securities are supported by the full faith and credit of the United States, while others may be supported by the issuer's ability to borrow from the U.S. Treasury, subject to the Treasury's discretion in certain cases, or only by the credit of the issuer. U.S. Government Agency Securities include U.S. Government mortgage-backed securities. The market prices of U.S. Government Securities are not guaranteed by the Government.


   Neuberger&Berman SOCIALLY RESPONSIVE Portfolio may invest up to 20% of its net assets in convertible securities. A convertible security is a bond, debenture, note, preferred stock, or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities generally have features of both common stocks and debt securities. Neuberger&Berman SOCIALLY RESPONSIVE Portfolio does not intend to purchase any convertible securities that are not investment grade.

   Neuberger&Berman INTERNATIONAL Portfolio may invest up to 5% of its net assets in U.S. dollar-denominated and non-U.S. dollar-denominated corporate and government debt securities of foreign issuers.


   Neuberger&Berman INTERNATIONAL Portfolio may invest in debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities. Neuberger&Berman PARTNERS Portfolio may invest up to 15% of its net assets in debt securities rated below investment grade and Comparable Unrated Securities. Such securities may be considered predominantly speculative, although, as debt securities, they generally have priority over equity securities of the same issuer and are generally better secured. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Neuberger&Berman INTERNATIONAL Portfolio and Neuberger&Berman PARTNERS Portfolio will invest in such securities only when N&B Management concludes that the anticipated return to the Portfolio on such an investment warrants exposure to the additional level of risk. A further description of Moody's and S&P's ratings is included in the Appendix to the SAI.


   Neuberger&Berman INTERNATIONAL Portfolio may invest in indexed securities whose values are linked to currencies, interest rates, commodities, indices, or other financial indicators. Most indexed securities are short- to intermediate-term fixed income securities whose values at maturity or interest rates rise or fall according to the change in one or more specified underlying instruments. The value of indexed securities may increase or decrease if the underlying instrument appreciates, and they may have return characteristics similar to direct investment in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.

USE OF JOINT PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

   Each Fund and its corresponding Portfolio acknowledges that it is solely responsible for all information or lack of information about that Fund and Portfolio in this Prospectus or in the SAI, and no other Fund or Portfolio is responsible therefor. The trustees of the Trust and of the Managers Trusts have considered this factor in approving each Fund's use of a single combined Prospectus and combined SAI.

OTHER INFORMATION

DIRECTORY
INVESTMENT MANAGER, ADMINISTRATOR,
AND DISTRIBUTOR
Neuberger&Berman Management Incorporated
605 Third Avenue 2nd Floor
New York, NY 10158-0180
800-877-9700


SUB-ADVISER
Neuberger&Berman, LLC
605 Third Avenue
New York, NY 10158-3698

CUSTODIAN AND SHAREHOLDER
SERVICING AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

ADDRESS CORRESPONDENCE TO:
Neuberger&Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403

LEGAL COUNSEL
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, NW
2nd Floor
Washington, DC 20036-1800

FUNDS ELIGIBLE FOR EXCHANGE
EQUITY FUNDS
Neuberger&Berman Focus Fund
Neuberger&Berman Genesis Fund
Neuberger&Berman Guardian Fund
Neuberger&Berman International Fund
Neuberger&Berman Manhattan Fund
Neuberger&Berman Partners Fund
Neuberger&Berman Socially
 Responsive Fund

MONEY MARKET FUNDS
Neuberger&Berman Government
 Money Fund
Neuberger&Berman Cash Reserves

BOND FUNDS
Neuberger&Berman Ultra Short Bond Fund
Neuberger&Berman Limited Maturity
 Bond Fund

MUNICIPAL FUNDS
Neuberger&Berman Municipal Money Fund
Neuberger&Berman Municipal
 Securities Trust
Neuberger&Berman New York Insured
 Intermediate Fund (available to residents of  New York and Florida only)

Neuberger&Berman, Neuberger&Berman Management Inc., and the above-named Funds are registered trademarks or service marks of Neuberger&Berman Management Inc.


(c)1996 Neuberger&Berman Management Inc.

Neuberger&Berman Management Inc.


         605 THIRD AVENUE  2ND FLOOR
         NEW YORK, NY 10158-0180
         SHAREHOLDER SERVICES
         800.877.9700
         WWW.NBFUNDS.COM


This wrapper is not part of the Prospectus.

[Recycle logo] PRINTED ON RECYCLED PAPER

                                                                    NBEP00031296

_______________________________________________________________________________

                NEUBERGER & BERMAN EQUITY FUNDS AND PORTFOLIOS

                      STATEMENT OF ADDITIONAL INFORMATION

                            DATED DECEMBER 6, 1996


Neuberger & Berman                                  Neuberger & Berman
Manhattan Fund                                      Genesis Fund
(and Neuberger & Berman                             (and Neuberger & Berman
Manhattan Portfolio)                                Genesis Portfolio)

Neuberger & Berman                                  Neuberger & Berman
Focus Fund                                          Guardian Fund
(and Neuberger & Berman                             (and Neuberger & Berman
Focus Portfolio)                                    Guardian Portfolio)

Neuberger & Berman                                  Neuberger & Berman
Partners Fund                                       Socially Responsive Fund
(and Neuberger & Berman                             (and Neuberger & Berman
Partners Portfolio)                                 Socially Responsive
                                                    Portfolio)

                              Neuberger & Berman
                              International Fund
                           (and Neuberger & Berman
                           International Portfolio)

                             No-Load Mutual Funds
             605 Third Avenue, 2nd Floor, New York, NY 10158-0180
                            Toll-Free 800-877-9700

_______________________________________________________________________________



                  Neuberger & Berman MANHATTAN Fund, Neuberger & Berman GENESIS Fund, Neuberger & Berman FOCUS Fund, Neuberger & Berman GUARDIAN Fund, Neuberger & Berman PARTNERS Fund, Neuberger & Berman SOCIALLY RESPONSIVE Fund, and Neuberger & Berman INTERNATIONAL Fund (each a "Fund") are no-load mutual funds that offer shares pursuant to a Prospectus dated December 6, 1996. The Funds invest all of their net investable assets in Neuberger & Berman MANHATTAN Portfolio, Neuberger & Berman GENESIS Portfolio, Neuberger & Berman FOCUS Portfolio, Neuberger & Berman GUARDIAN Portfolio, Neuberger & Berman PARTNERS Portfolio, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio and Neuberger & Berman INTERNATIONAL Portfolio (each a "Portfolio"), respectively.


                  The Funds' Prospectus provides basic information that an investor should know before investing. A copy of the Prospectus may be obtained, without charge, from Neuberger & Berman Management Incorporated ("N&B
Management"), 605 Third Avenue, 2nd Floor, New York, NY 10158-0180, or by calling 800-877-9700.

                  This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the Prospectus.

                  No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by a Fund or its distributor. The Prospectus and this SAI do not constitute an offering by a Fund or its distributor in any jurisdiction in which such offering may not lawfully be made.

                               TABLE OF CONTENTS

                                                                          Page

INVESTMENT INFORMATION.....................................................  1
         Investment Policies and Limitations...............................  1
         Mark R. Goldstein, Portfolio Manager of Neuberger &
                  Berman MANHATTAN Portfolio............................... 11
         Judith M. Vale, Portfolio Manager of Neuberger & Berman
                  GENESIS Portfolio........................................ 11
         Kent C. Simons, Lawrence Marx III and Kevin L. Risen,
                  Portfolio Co-Managers of Neuberger & Berman FOCUS
                  and Neuberger & Berman GUARDIAN Portfolios............... 14
         Michael M. Kassen and Robert I. Gendelman, Portfolio Co-
                  Managers of Neuberger & Berman PARTNERS Portfolio........ 15
         Janet W. Prindle, Portfolio Manager of Neuberger & Berman
                  SOCIALLY RESPONSIVE Portfolio............................ 16
         Felix Rovelli, Portfolio Manager of Neuberger & Berman
                  INTERNATIONAL Portfolio.................................. 19
         Additional Investment Information................................. 23
         Neuberger & Berman FOCUS Portfolio - Description of
                  Economic Sectors......................................... 57
         Neuberger & Berman SOCIALLY RESPONSIVE Portfolio -
                  Description of Social Policy............................. 60

PERFORMANCE INFORMATION.................................................... 63
         Total Return Computations......................................... 63
         Comparative Information........................................... 65
         Other Performance Information..................................... 67

CERTAIN RISK CONSIDERATIONS................................................ 68

TRUSTEES AND OFFICERS...................................................... 68

INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES.......................... 78
         Investment Manager and Administrator.............................. 78
         Sub-Adviser....................................................... 82
         Investment Companies Managed...................................... 83
         Management and Control of N&B Management.......................... 85

DISTRIBUTION ARRANGEMENTS.................................................. 86

ADDITIONAL PURCHASE INFORMATION............................................ 87
         Automatic Investing and Dollar Cost Averaging..................... 87

ADDITIONAL EXCHANGE INFORMATION............................................ 88

ADDITIONAL REDEMPTION INFORMATION.......................................... 90
         Suspension of Redemptions......................................... 90
         Redemptions in Kind............................................... 91

DIVIDENDS AND OTHER DISTRIBUTIONS.......................................... 91

                                                                          PAGE



ADDITIONAL TAX INFORMATION................................................. 92
         Taxation of the Funds............................................. 92
         Taxation of the Portfolios........................................ 93
         Taxation of the Funds' Shareholders............................... 97

PORTFOLIO TRANSACTIONS..................................................... 97
         Portfolio Turnover................................................106

REPORTS TO SHAREHOLDERS....................................................106

ORGANIZATION...............................................................106

CUSTODIAN AND TRANSFER AGENT...............................................107

INDEPENDENT AUDITORS/ACCOUNTANTS...........................................107

LEGAL COUNSEL..............................................................107

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................107

REGISTRATION STATEMENT.....................................................110

FINANCIAL STATEMENTS.......................................................110

Appendix A -- RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER..............111

Appendix B -- PERFORMANCE DATA.............................................114

Appendix C -- THE ART OF INVESTMENT:  A CONVERSATION WITH
               ROY NEUBERGER...............................................115

                            INVESTMENT INFORMATION


         Each Fund is a separate operating series of Neuberger & Berman Equity Funds ("Trust"), a Delaware business trust that is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. Each Fund seeks its investment objective by investing all of its net investable assets in a Portfolio of Equity Managers Trust or, in the case of Neuberger & Berman INTERNATIONAL Fund, in a Portfolio of Global Managers Trust that has an investment objective identical to, and a name similar to, that of the Fund. Each Portfolio, in turn, invests in securities in accordance with an investment objective, policies, and limitations identical to those of its corresponding Fund. (Equity Managers Trust and Global Managers Trust ("Managers Trusts") are open-end management investment companies managed by N&B Management; the Managers Trusts, together with the Trust, are referred to below as the "Trusts.")


         The following information supplements the discussion in the Prospectus of the investment objective, policies, and limitations of each Fund and
Portfolio.  The  investment  objective  and,  unless  otherwise  specified,  the investment policies and limitations of each Fund and Portfolio are not fundamental. Any investment policy or limitation that is not fundamental may be changed by the trustees of the Trust ("Fund Trustees") or of the corresponding Managers Trust ("Portfolio Trustees") without shareholder approval. The fundamental investment policies and limitations of a Fund or a Portfolio may not be changed without the approval of the lesser of (1) 67% of the total units of beneficial interest ("shares") of the Fund or Portfolio represented at a meeting at which more than 50% of the outstanding Fund or Portfolio shares are represented or (2) a majority of the outstanding shares of the Fund or Portfolio. These percentages are required by the Investment Company Act of 1940 ("1940 Act") and are referred to in this SAI as a "1940 Act majority vote." Whenever a Fund is called upon to vote on a change in a fundamental investment policy or limitation of its corresponding Portfolio, the Fund casts its votes in proportion to the votes of its shareholders at a meeting thereof called for that purpose.

INVESTMENT POLICIES AND LIMITATIONS

         Each Fund (except Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Funds) has the following fundamental investment policy, to enable it to invest in its corresponding Portfolio:


         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         Neuberger  &  Berman   SOCIALLY   RESPONSIVE  Fund  has  the  following
fundamental  investment  policy,  to enable  it to  invest in its  corresponding
Portfolio:

         Notwithstanding  any other investment  policy of the Fund, the Fund may invest all of its net investable assets (cash, securities, and receivables relating to securities) in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         Neuberger & Berman INTERNATIONAL Fund has the following fundamental investment policy, to enable it to invest in its corresponding Portfolio:

         Notwithstanding any other investment policy of the Fund, the Fund may invest all of its net investable assets in an open-end management investment company having substantially the same investment objective, policies, and limitations as the Fund.

         All other fundamental investment policies and limitations and the non-fundamental investment policies and limitations of each Fund are identical to those of its corresponding Portfolio. Therefore, although the following discusses the investment policies and limitations of the Portfolios, it applies equally to their corresponding Funds.

         Except for the limitation on borrowing and the limitation on ownership of portfolio securities by officers and trustees, any investment policy or limitation that involves a maximum percentage of securities or assets will not be considered to be violated unless the percentage limitation is exceeded immediately after, and because of, a transaction by a Portfolio.

         The following fundamental investment policies and limitations apply to all Portfolios (except Neuberger & Berman INTERNATIONAL Portfolio):

         1. BORROWING. No Portfolio may borrow money, except that a Portfolio may (i) borrow money from banks for temporary or emergency purposes and not for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of a Portfolio's total assets, that Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2. COMMODITIES. No Portfolio may purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing futures contracts or options (including options on futures contracts, but excluding options or futures contracts on physical commodities) or from investing in securities of any kind.

         3. DIVERSIFICATION. No Portfolio may, with respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or
(ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

         4. INDUSTRY CONCENTRATION. No Portfolio may purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

         5. LENDING. No Portfolio may lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE. No Portfolio may purchase real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit a Portfolio from purchasing securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         7. SENIOR SECURITIES. No Portfolio may issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. No Portfolio may underwrite securities of other issuers, except to the extent that a Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the Securities Act of 1933 ("1933 Act").

         The following non-fundamental investment policies and limitations apply to all Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios):

         1. BORROWING. No Portfolio may purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, no Portfolio may make any loans other than securities loans.

         3. INVESTMENTS IN OTHER INVESTMENT COMPANIES. No Portfolio may purchase securities of other investment companies, except to the extent permitted by the

1940 Act and in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

         4. MARGIN TRANSACTIONS. No Portfolio may purchase securities on margin from brokers or other lenders, except that a Portfolio may obtain such
short-term   credits  as  are   necessary   for  the   clearance  of  securities
transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5. SHORT SALES. No Portfolio may sell securities short unless it owns, or has the right to obtain without payment of additional consideration, securities equivalent in kind and amount to the securities sold. Transactions in forward contracts, futures contracts and options shall not constitute selling securities short.

         6.  OWNERSHIP OF PORTFOLIO  SECURITIES  BY OFFICERS  AND  TRUSTEES.  No
Portfolio may purchase or retain the securities of any issuer if, to the knowledge of N&B Management, those officers and trustees of Equity Managers Trust and officers and directors of N&B Management who each owns individually more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.

         7. UNSEASONED ISSUERS. No Portfolio may purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For purposes of this limitation, pass-through entities and other special purpose vehicles or pools of financial assets are not considered to be business enterprises.

         8. PUTS, CALLS, STRADDLES, OR SPREADS. No Portfolio may invest in puts, calls, straddles, spreads, or any combination thereof, except that each Portfolio may (i) write (sell) covered call options against portfolio securities having a market value not exceeding 10% of its net assets and (ii) purchase call options in related closing transactions. The Portfolios do not construe the foregoing limitation to preclude them from purchasing or writing options on futures contracts or from purchasing securities with rights to put the securities to the issuer or a guarantor.

         9. ILLIQUID SECURITIES. No Portfolio may purchase any security if, as a result, more than 10% (5% in the case of Neuberger & Berman GENESIS Portfolio) of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

         10. FOREIGN SECURITIES. No Portfolio may invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including American Depositary Receipts ("ADRs").

         11. OIL AND GAS PROGRAMS. No Portfolio may invest in participations or other direct interests in oil, gas, or other mineral leases or exploration or development programs, but each Portfolio may purchase securities of companies that own interests in any of the foregoing.

         12. REAL ESTATE. No Portfolio may purchase or sell real property (including partnership or similar interests in real estate limited partnerships, but excluding readily marketable interests in real estate investment trusts and readily marketable securities of companies that invest in real estate); provided that no Portfolio may purchase any security if, as a result, more than 10% of its total assets would be invested in securities of real estate investment trusts.

         In addition to the foregoing non-fundamental investment policies and limitations, which apply to each Portfolio (except Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios), the following non-fundamental investment policies and limitations apply to the indicated
Portfolios:

         13. INVESTMENTS IN ANY ONE ISSUER (NEUBERGER & BERMAN GENESIS, NEUBERGER & BERMAN FOCUS, AND NEUBERGER & BERMAN GUARDIAN PORTFOLIOS). None of these Portfolios may purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of that issuer.

         14. WARRANTS (NEUBERGER & BERMAN GENESIS, NEUBERGER & BERMAN FOCUS, AND NEUBERGER & BERMAN GUARDIAN PORTFOLIOS). None of these Portfolios may invest more than 5% of its net assets in warrants, including warrants that are listed on the New York Stock Exchange ("NYSE") or American Stock Exchange ("AmEx"), or more than 2% of its net assets in warrants that are not so listed. For purposes of this limitation, warrants are valued at the lower of cost or market value, and warrants acquired by a Portfolio in units or attached to securities may be deemed to be without value.

         15. PLEDGING (NEUBERGER & BERMAN GENESIS AND NEUBERGER & BERMAN GUARDIAN PORTFOLIOS). Neither of these Portfolios may pledge or hypothecate any of its assets, except that (i) for Neuberger & Berman GENESIS Portfolio, this limitation does not apply to the deposit of portfolio securities as collateral in connection with short sales against- the-box, and the Portfolio may pledge or hypothecate up to 15% of its total assets to collateralize a borrowing permitted under fundamental policy 1 above or a letter of credit issued for a purpose set forth in that policy and (ii) each Portfolio may pledge or hypothecate up to 5% of its total assets in connection with its entry into any agreement or arrangement pursuant to which a bank furnishes a letter of credit to collateralize a capital commitment made by the Portfolio to a mutual insurance company of which the Portfolio is a member. The other Portfolios (including Neuberger & Berman SOCIALLY RESPONSIVE and INTERNATIONAL Portfolios) are not subject to any restrictions on their ability to pledge or hypothecate assets and may do so in connection with permitted borrowings.

         16. SECTOR CONCENTRATION (NEUBERGER & BERMAN FOCUS PORTFOLIO). This Portfolio may not invest more than 50% of its total assets in any one economic sector.

         Each Portfolio (except Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios), as an operating policy, does not intend to invest in futures contracts and options thereon during the coming year.

         The following non-fundamental investment policies and limitations apply to Neuberger & Berman SOCIALLY RESPONSIVE Portfolio:

         1. BORROWING. The Portfolio may not purchase securities if outstanding borrowings, including any reverse repurchase agreements, exceed 5% of its total assets.

         2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

         3. INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Portfolio may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

         4. MARGIN TRANSACTIONS. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5. SHORT SALES. The Portfolio may not sell securities short unless it owns, or has the right to obtain without payment of additional consideration, securities equivalent in kind and amount to the securities sold. Transactions in forward contracts, futures contracts, and options shall not constitute selling securities short.

         6. OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND TRUSTEES. The Portfolio may not purchase or retain the securities of any issuer if, to the knowledge of N&B Management, those officers and trustees of Equity Managers Trust and officers and directors of N&B Management who each owns individually more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.

         7. UNSEASONED ISSUERS. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For purposes of this limitation, pass-through entities and other special purpose vehicles or pools of financial assets are not considered to be business enterprises.

         8. ILLIQUID SECURITIES. The Portfolio may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

         9. FOREIGN SECURITIES. The Portfolio may not invest more than 10% of the value of its total assets in securities of foreign issuers, provided that this limitation shall not apply to foreign securities denominated in U.S. dollars, including ADRs.

         10. OIL AND GAS PROGRAMS. The Portfolio may not invest in participations or other direct interests in oil, gas, or other mineral leases or exploration or development programs, but the Portfolio may purchase securities of companies that own interests in any of the foregoing.

         11. REAL ESTATE. The Portfolio may not invest in partnership or similar interests in real estate limited partnerships.

         12. WARRANTS. The Portfolio does not intend to invest in warrants (but may hold warrants obtained in units or attached to securities).

         The following fundamental investment policies and limitations apply to Neuberger & Berman INTERNATIONAL Portfolio:

         1. BORROWING. The Portfolio may not borrow money, except that the Portfolio may (i) borrow money from banks for temporary or emergency purposes and for leveraging or investment and (ii) enter into reverse repurchase agreements for any purpose; provided that (i) and (ii) in combination do not exceed 33-1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If at any time borrowings exceed 33-1/3% of the value of the Portfolio's total assets, the Portfolio will reduce its borrowings within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation.

         2. COMMODITIES. The Portfolio may not purchase physical commodities or contracts thereon, unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing futures contracts, options (including options on futures contracts, but excluding options or futures contracts on physical commodities), foreign currencies or forward contracts, or from investing in securities of any kind.

         3. DIVERSIFICATION. The Portfolio may not, with respect to 75% of the value of its total assets, purchase the securities of any issuer if, as a result, (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of that issuer or (ii) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         4. INDUSTRY CONCENTRATION. The Portfolio may not purchase any security if, as a result, 25% or more of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry. This limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         5. LENDING. The Portfolio may not lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets (taken at current value) would be lent to other parties, except, in accordance with its investment objective, policies, and limitations, (i) through the purchase of a portion of an issue of debt securities or (ii) by engaging in repurchase agreements.

         6. REAL ESTATE. The Portfolio may not invest any part of its total assets in real estate or interests in real estate unless acquired as a result of the ownership of securities or instruments, but this restriction shall not prohibit the Portfolio from purchasing readily marketable securities issued by entities or investment vehicles that own or deal in real estate or interests therein or instruments secured by real estate or interests therein.

         7. SENIOR SECURITIES. The Portfolio may not issue senior securities, except as permitted under the 1940 Act.

         8. UNDERWRITING. The Portfolio may not underwrite securi- ties of other issuers, except to the extent that the Portfolio, in disposing of portfolio securities, may be deemed to be an underwriter within the meaning of the 1933 Act.

         The following non-fundamental investment policies and limitations apply to Neuberger & Berman INTERNATIONAL Portfolio:

         1. INVESTMENTS IN ANY ONE ISSUER. At the close of each quarter of the Portfolio's tax year, (i) no more than 25% of its total assets may be invested in the securities of a single issuer, and (ii) with regard to 50% of its total assets, no more than 5% of total assets may be invested in the securities of a single issuer. These limitations do not apply to U.S. Government securities, as defined for tax purposes.

         2. LENDING. Except for the purchase of debt securities and engaging in repurchase agreements, the Portfolio may not make any loans other than securities loans.

         3. INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Portfolio may not purchase securities of other investment companies, except to the extent permitted by the 1940 Act and in the open market at no more than customary brokerage commission rates. This limitation does not apply to securities received or acquired as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger.

         4. MARGIN TRANSACTIONS. The Portfolio may not purchase securities on margin from brokers or other lenders, except that the Portfolio may obtain such short-term credits as are necessary for the clearance of securities transactions. Margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute the purchase of securities on margin and shall not be deemed to violate the foregoing limitation.

         5. SHORT SALES. The Portfolio may not engage in a short sale (except a short sale against-the-box) if, as a result, the dollar amount of all short sales would exceed 25% of its net assets or if, as a result, the value of securities of any one issuer in which the Portfolio would be short would exceed 2% of the value of the Portfolio's net assets or 2% of the securities of any class of any issuer. Transactions in forward contracts, futures contracts and options are not considered short sales.

         6. OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND TRUSTEES. The Portfolio may not purchase or retain the securities of any issuer if, to the knowledge of N&B Management, those officers and trustees of Global Managers Trust and officers and directors of N&B Management who each owns individually more than 1/2 of 1% of the outstanding securities of such issuer, together own more than 5% of such securities.

         7. UNSEASONED ISSUERS. The Portfolio may not purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of the Portfolio's total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation. For purposes of this limitation, pass-through entities and other special purpose vehicles or pools of financial assets are not considered to be business enterprises.

         8. ILLIQUID SECURITIES. The Portfolio may not purchase any security if, as a result, more than 10% of its net assets would be invested in illiquid securities. Illiquid securities include securities that cannot be sold within seven days in the ordinary course of business for approximately the amount at which the Portfolio has valued the securities, such as repurchase agreements maturing in more than seven days.

         9. RESTRICTED SECURITIES. The Portfolio may not purchase a security restricted as to resale if, as a result, more than 10% of the Portfolio's total assets would be invested in restricted securities. Foreign securities that are freely tradeable in their principal market are not considered restricted, even if they are not registered for sale in the United States.

         10. WARRANTS. The Portfolio may not invest more than 5% of its net assets in warrants, including warrants that are listed on the NYSE or the AmEx, or more than 2% of its net assets in warrants that are not so listed. For purposes of this limitation, warrants are valued at the lower of cost or market value, and warrants acquired by the Portfolio in units or attached to securities are deemed to be without value, even if the warrants are later separated from the unit.

         11. OIL AND GAS PROGRAMS. The Portfolio may not invest in participations or other direct interests in oil, gas, or other mineral leases or exploration or development programs, but the Portfolio may purchase securities of companies that own interests in any of the foregoing.

         12. REAL ESTATE. The Portfolio may not invest in partnership or similar interests in real estate limited partnerships.

MARK R. GOLDSTEIN, PORTFOLIO MANAGER OF NEUBERGER & BERMAN MANHATTAN
PORTFOLIO

         Neuberger & Berman MANHATTAN Portfolio's objective is capital appreciation, without regard to income. "The Portfolio differs from the other Portfolios in its willingness to invest in stocks with price/earnings ratios or price-to-cash-flow ratios that are reasonable relative to a company's growth prospects and that of the general market," says Mark Goldstein, its portfolio manager. Mr. Goldstein has consistently followed this approach as a portfolio manager at N&B Management. He looks for stocks of financially sound companies with a special market capability, a competitive advantage or a product that makes them particularly attractive over the long term, but likes to purchase them at a reasonable price relative to their growth rate. Mr. Goldstein calls this approach "GARP" -- growth at a reasonable price. "An investor shouldn't try to beat the market by trading funds like stocks. The hardest thing to do -- but the best thing to do -- is to put in some money when the market is down and keep it there. That's how one really builds wealth over the long term. A mutual fund can be a great long-term investment."

         "We view value on both a relative and an absolute basis, so we may buy stocks with somewhat above-market historical growth rates," Mr. Goldstein explains. "We tend to stay more fully invested when we think the market is attractive for quality growth companies. But we will get out of stocks and into cash when we think there are no reasonable values available."

JUDITH M. VALE, PORTFOLIO MANAGER OF NEUBERGER & BERMAN GENESIS PORTFOLIO
-------------------------------------------------------------------------

         The predecessor of Neuberger & Berman GENESIS Fund was established in 1988. A fund dedicated to small-capitalization stocks (companies with total market value of outstanding common stock of up to $1.5 billion at the time the Portfolio invests), Neuberger & Berman GENESIS Portfolio is devoted to the same value principles as the other equity funds managed by N&B Management. "I buy small-cap stocks with solid earnings today, not just promises for tomorrow," says its portfolio manager Judith Vale.


         "Many people think that small-capitalization stock funds are predominantly invested in high-risk companies. That is not necessarily the case. Neuberger & Berman GENESIS Portfolio looks for the same fundamentals in small-capitalization stocks as our other funds look for in stocks of larger companies. We stick to the areas we understand. I'm looking for the most persistent earnings growth at the lowest multiple." Ms. Vale looks for well-established companies with entrepreneurial management and sound finances. She also looks for catalysts to exposing value, such as management changes and new product lines. Often, these are firms that have suffered temporary setbacks or undergone a restructuring.

         "Our motto is 'boring is beautiful,'" explains Ms. Vale. "Instead of investing in trendy, high-priced stocks that tend to hurt shareholders on the downside, we look for little-known, solid, growing companies whose stocks we believe are wonderful bargains."

AN INTERVIEW WITH JUDITH VALE

         Q: If I already own a large-cap stock fund, why should I consider investing in a small-cap fund as well?

         A: Look at how fast a sapling grows compared to, say, a mature tree. Much of the same can be true about companies. It's possible for a smaller company to grow 50% faster than an IBM or a Coca-Cola.

         So, many small-cap stocks offer superior growth potential. Consider the cereal you eat, the detergent you use, the coffee you drink - - and imagine if you had invested in these products BEFORE they became household names. If you had invested only in the blue-chip companies of the day, you would have missed out on these opportunities.

         Of course, I'm not advocating investing in a portfolio consisting only of small-cap stock funds. It pays to diversify. Let's look back 25 years. While past performance cannot indicate future performance, small- cap stocks have outperformed larger-cap stocks 16 out of the 25 years. Which means larger-cap stocks have done better the rest of the time.1

         Q:       Neuberger & Berman GENESIS Fund is classified as a
"small-cap value fund." To many people, "small-cap value" is an oxymoron. Can you clarify the Portfolio's investment approach?

         A: I understand the confusion. After all, a lot of people equate "small-cap" with "growth." They also equate "value" with "cheap." At Neuberger & Berman GENESIS Portfolio, I'm 100% behind finding GROWING small-cap companies -- what I believe are highly profitable companies with solid records and promising futures. So where do I part company with managers who follow a "small-cap growth" style? It comes down to how much growth and at what price. Small-cap growth investors seem willing to pay a premium for vastly superior growth. This results in two problems: a) growth tends to be discounted by the premium valuations, and b) the growth expectations are so high as to be unsustainable. In my opinion, superior yet more stable returns can be purchased at significant discounts. They may be found in mundane, perhaps even boring, industries. Remember, the same glamorous appeal that attracts so many growth investors also attracts competitors.

         In that respect, I'm a "value" manager. Yet I'd like to make this point clear: Low price-to-earnings multiples, in and of themselves, cannot justify a "buy" decision. When I search for growing, high-quality small-cap companies selling at what I feel are bargain prices, I ask myself: Is the company cheap for a good reason? Or, does it have the financial muscle and the management talent to make it into the big leagues?

         Q: Let's turn to specifics. What criteria do you use to decide which small-cap companies make the cut -- and which ones don't?

---------------------

1 Results are on a total return basis and include reinvestment of all dividends and capital gain distributions. Small-cap stocks are represented by the fifth capitalization quintile of stocks on the NYSE from 1971 to 1981 and performance of the Dimensional Fund Advisors (DFA) Small Company Fund from 1982 to present. Larger-cap stocks are represented by the S&P "500" Index, an unmanaged group of stocks. Please note that indices do not take into account any fees or expenses of investing in the individual securities that they track. Data about these indices are prepared or obtained by N&B Management. The Portfolio may invest in many securities not included in the above-described indices. Source: STOCKS, BONDS, BILL AND INFLATION 1996 YEARBOOKTM, Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

         A: Over the course of my involvement with small-cap companies for 16 years, I've seen hundreds that flourished and just as many that failed to deliver on their early promises. What made the difference? While every case is unique, here are a few important traits of the winners.

         First of all, a successful small-cap company normally produces high returns. In practice, this means the business has a number of barriers to entry. Perhaps the company has a technology that's hard to duplicate. Or maybe it can make a product at a substantially lower cost than anyone else. Unlike most businesses, it has an advantage that allows it to continue earning above-market returns.

         In addition to having a competitive edge, a successful small-cap company should generate healthy cash flow. With excess cash, a company has the ability to finance its own growth without diluting the ownership stake of existing stockholders by issuing more shares.

         No small-cap company can grow without having the right people on board. That's why I spend so much time meeting the CEOs and CFOs of small-cap companies. While I question the managers about future plans and strategies, I spend as much time evaluating them as people. Do they seem honest and capable? Or do they puff up their case? Making portfolio decisions is a lot about making character judgments -- who has the stuff to manage a growing company, and who doesn't.

         THE RISKS INVOLVED IN SEEKING CAPITAL APPRECIATION FROM INVESTMENTS PRIMARILY IN COMPANIES WITH SMALL MARKET CAPITALIZATION ARE SET FORTH IN THE PROSPECTUS.


KENT C. SIMONS, LAWRENCE MARX III AND KEVIN L. RISEN, PORTFOLIO CO-MANAGERS OF NEUBERGER & BERMAN FOCUS AND NEUBERGER & BERMAN GUARDIAN PORT-FOLIOS

         Neuberger & Berman FOCUS Portfolio's investment objective is long-term capital appreciation. Like the other Portfolios that use a value-oriented investment approach, it seeks to buy undervalued securities that offer opportunities for growth, but then it focuses its assets in those sectors where undervalued stocks are clustered. "We begin by looking for stocks that are selling for less than we think they're worth, a 'bottom-up approach'" says Mr. Simons. "More often than not, such stocks are in a few economic sectors that are out of favor and are undervalued as a group. We think 90% of cheap stocks deserve to be cheap.
Our job is to find the 10% that don't."

         "We don't pick sectors for Neuberger & Berman FOCUS Portfolio based on our perception of how the economy is going to do. Nor do we engage in making economic or currency predictions. We look for stocks with either low relative or low absolute valuations," explains Mr. Marx. "Often, these stocks will be found in a particular sector, but we didn't start out being bullish on that sector. It's just where we happened to find the values. We find that if one company comes under a cloud, it tends to happen to its whole industry. If an investment manager rotates the sectors in a portfolio by buying sectors when they are undervalued and selling them when they become fully valued, the manager would be able to achieve above-average performance."

         Neuberger  &  Berman   GUARDIAN   Portfolio   subscribes  to  the  same
stock-picking philosophy followed since Roy R. Neuberger founded Neuberger & Berman GUARDIAN Fund's predecessor in 1950.

         It's no great trick for a mutual fund to make money when the market is rising. The tide that lifts stock values will carry most funds along. The true test of management is its ability to make money even when the market is flat or declining. By that measure, Neuberger & Berman GUARDIAN Fund and its predecessor have served shareholders well and have paid a dividend every quarter and a capital gain distribution EVERY YEAR since 1950. Of course, there can be no assurance that this trend will continue.

         Messrs. Simons, Marx and Risen place a high premium on being knowledgeable about the companies whose stocks they buy. That knowledge is important, because sometimes it takes courage to buy stocks that the rest of the market has forsaken. Says Mr. Marx, "We're usually early in and early out. We'd rather buy an undervalued stock because we expect it to become fairly valued than buy one fairly valued and hope it becomes overvalued. We like a stock 'under a rock' or with a cloud over it; you are not going to get great companies at great valuations when the market perception is great."

         "People who switch around a lot are not going to benefit from our approach. They're following the market -- we're looking at fundamentals."

MICHAEL M. KASSEN AND ROBERT I. GENDELMAN, PORTFOLIO CO-MANAGERS OF NEUBERGER & BERMAN PARTNERS PORTFOLIO
--------------------------------------------------------------------

         "Neuberger & Berman PARTNERS Portfolio's objective is capital growth," say its portfolio co-managers Michael Kassen and Robert Gendelman. "We want to make money in good markets and not give up those gains during rough times."

         "Our investors seek consistent performance and have a moderate risk tolerance. They do know, however, that stock investments can provide the long-term upside potential essential to meeting their long-term investment goals, particularly a comfortable retirement and planning for a college education."

         "We look for stocks that are undervalued in the marketplace either in relation to strong current fundamentals, such as a low price-to- earnings ratio, consistent cash flow, and support from asset values, or in relation to our projection of the growth of their future earnings. If the market goes down, those stocks we elect to hold, historically, go down less."

         The portfolio co-managers monitor stocks of medium- to large- sized companies that often are not closely scrutinized by other investors. The managers research these companies in order to determine if they are likely to produce a new product, become an acquisition target, or undergo a financial restructuring.

         What else catches Mr. Kassen's and Mr. Gendelman's eyes? "We like managements that own their own stock. These companies usually seek to build shareholder wealth by buying back shares or making acquisitions that have a swift and positive impact on the bottom line."

         To increase the upside potential, the managers zero in on companies that dominate their industries or their specialized niches. The managers' reasoning? "Market leaders tend to earn higher levels of profits."

         Neuberger & Berman PARTNERS Portfolio invests in a wide array of stocks, and no single stock makes up more than a small fraction of the Portfolio's total assets. Of course, the Portfolio's holdings are subject to change.

JANET W. PRINDLE, PORTFOLIO MANAGER OF NEUBERGER & BERMAN SOCIALLY RESPONSIVE PORTFOLIO
------------------------------------------------------------------

         How does Janet Prindle manage Neuberger & Berman SOCIALLY RESPONSIVE Portfolio? "We select securities through a two-phase detection process. The first is financial. We analyze a universe of companies according to N&B Management's value-oriented philosophy and look for stocks which are undervalued for any number of reasons. We focus on financial fundamentals including balance sheet ratios and cash flow analysis, and we meet with company management in an effort to understand how those unrecognized values might be realized in the market.

         "The second part of the process is social screening. Our social research is based on the same kind of philosophy that governs our financial approach: we believe that first-hand knowledge and experience are our most important tools. Utilizing a database, we do careful, in-depth tracking, and we analyze a large number of companies on some eighty issues in six broad social categories. We use a wide variety of sources to determine company practices and policies in these areas, and we analyze performance in light of our knowledge of the issues and of the best practices in each industry.

         "We understand that, for many issues and in many industries, absolute standards are elusive and often counterproductive. Thus, in addition to quantitative measurements, we place value on such indicators as management commitment, progress, direction, and industry leadership."

AN INTERVIEW WITH JANET PRINDLE

         Q: First things first. How do you begin your stock selection process?

         A:       Our first question is always:  On financial grounds
alone, is a company a smart investment? For a company's stock to meet our financial test, it must pass a number of hurdles.

         We look for bargains, just like the portfolio managers of the other Portfolios. More specifically, we search for companies that we believe have terrific products, excellent customer service, and solid balance sheets -- but because they may have missed quarterly earnings expectations by a few pennies, because their sectors are currently out of favor, because Wall Street overreacted to a temporary setback, or because the company's merits aren't widely known, their stocks are selling at a discount.

         While we look at the stock's fundamentals carefully, that's not all we examine. We meet an awful lot of CEOs and CFOs. Top officers of over 400 companies visit Neuberger & Berman each year, and I'm also frequently on the road visiting dozens of corporations. From Neuberger & Berman SOCIALLY RESPONSIVE Fund's inception, we've met with representatives of every company we own.

         When I'm face to face with a CEO, I'm searching for answers to two crucial questions: "Does the company have a vision of where it wants to go?" and "Can the management team make it happen?" I've analyzed companies for over three decades, and I always look for companies that have both clear strategies and management talent.

         Q:       When you evaluate a company's balance sheet, what matters
the most to you?

         A: Definitely a company's "free cash flow." Compare it to your household's discretionary income -- the money you have left over each month after you pay off your monthly debt and other expenses. With ample free cash flow, a company can do any number of things. It can buy back its stock. Make important acquisitions. Expand its research and development spending. Or increase its dividend payments.

         When a company generates lots of excess cash flow, it has growth capital at its disposal. It can invest for higher profits down the line and improve shareholder value. Determining exactly HOW a company intends to spend its excess cash is an entirely different matter -- and that's where the information learned in our company meetings comes in. Still, you've got to have the extra cash in the first place. Which is why we pay so much attention to it.


         Q: So you take a hard look at a company's balance sheet and its management. After a company passes your financial test, what do you do next?


         A: After we're convinced of a company's merits on financial grounds alone, we review its record as a corporate citizen. In particular, we look for evidence of leadership in three key areas: concern for the environment, workplace diversity, and enlightened employment practices.

         It should be clear that our social screening always takes place after we search far and wide for what we believe are the best investment opportunities available. This is a crucial point, and I'll use an analogy to explain it. Let's assume you're looking to fill a vital position in your company. What you'd pay attention to first is the candidate's competence: Can he or she do the job? So after interviewing a number of candidates, you'd narrow your list to those that are highly qualified. To choose from this smaller group, you might look at the candidate's personality: Can he or she get along with everyone in your group?

         Obviously, you wouldn't hire an unqualified person simply because he or she is likable. What you'd probably do is give the job to a highly qualified person who is ALSO compatible with your group.

         Now, let's turn to the companies that do make our financial cuts. How do we decide whether they meet our social criteria? Once again, our regular meetings with CEOs are key. We look for top management's support of programs that put more women and minorities in the pipeline to be future officers and board members; that minimize emissions, reduce waste, conserve energy, and protect natural resources; and that enable employees to balance work and family life with benefits such as flextime and generous maternal AND paternal leave.

         We realize that companies are not all good or all bad. Instead of looking for ethical perfection, we analyze how a company responds to troublesome problems. If a company is cited for breaking a pollution law, we evaluate its reaction. We also ask: Is it the first time? Do its top executives have a plan for making sure it doesn't happen again -- and how committed are they?

         If we're satisfied with the answers, a company makes it into our portfolio. When all is said and done, we invest in companies that have diverse work forces, strong CEOs, tough environmental standards, AND terrific balance sheets. In our judgment, financially strong companies that are also good corporate citizens are more likely to enjoy a competitive advantage. These days, more and more people won't buy a product unless they know it's environmentally friendly. In a similar vein, companies that treat their workers well may be more productive and profitable.

         Q:       Why have investors been attracted to Neuberger & Berman
SOCIALLY RESPONSIVE Fund?

         A: Our shareholders are looking to invest for the future in more ways than one. While they care deeply about their own financial futures, they're equally passionate about the world they leave to later generations. They want to be able to meet their college bills and leave a world where the air is a little cleaner and where the doors to the executive suite are a little more open.

FELIX ROVELLI, PORTFOLIO MANAGER OF NEUBERGER & BERMAN INTERNATIONAL
PORTFOLIO
--------------------------------------------------------------------

INTERNATIONAL INVESTING

         Equity portfolios consisting solely of domestic investments generally have not enjoyed the higher returns foreign opportunities can offer. Over the past thirty years, for example, the average growth rates of many foreign economies have outpaced that of the United States. While the United States accounted for almost 66% of the world's total securities market capitalization in 1970, it accounted for less than 37% of that total at the end of 1994 -- or less than half of the dollar value of the world's available stocks and bonds.2

         Over time, a number of international equity markets have outperformed their U.S. counterpart. Although there are no guarantees, foreign markets could continue to provide attractive investment opportunities.

         In addition, according to Morgan Stanley Capital International, the leading companies in any given sector are not always U.S.-based. For example, all ten of the largest construction companies, nine of the ten largest banks and seven of the ten largest automobile companies are based outside of the United States.

         A principal advantage of investing overseas is diversification. A diversified portfolio gives investors the opportunity to pursue increased overall return while reducing risk. It is prudent to diversify by taking advantage of investment opportunities in more than one country's stock or bond market. By investing in several countries through a worldwide portfolio, investors can lower their exposure and vulnerability to weakness in any one market. Investors should be aware, however, that international investing is not a guarantee against market risk and may be affected by the economic and other factors described in the Prospectus. These include the prospects of individual companies and other risks such as currency fluctuations or controls, expropriation, nationalization and confiscatory taxation.

         Furthermore, buying foreign stocks and bonds can be difficult for the individual investor and involves many decisions. Accessing international markets is complicated; few individuals have the time or resources to evaluate thoroughly foreign companies and markets or the ability to incur the high transaction costs of direct investment in such markets. A mutual fund investing in foreign securities offers an investor broad diversification at a relatively low cost.


---------------------

2       Source:  Morgan Stanley Capital International.

         The Portfolio invests primarily in equity securities of companies located in developed foreign economies, as well as in "emerging markets." In all cases, N&B Management's investment process includes a combination of "top-down country allocation" and "bottom-up security selection."

         TOP-DOWN APPROACH TO REGIONAL AND COUNTRY DIVERSIFICATION

         N&B Management uses extensive economic research to identify countries that offer attractive investment opportunities, by analyzing factors such as growth rates of gross domestic product, interest rate trends, and currency exchange rates. Market valuations, combined with correlation and volatility comparisons, provide N&B Management with a target allocation across twenty or more countries.

                  BOTTOM-UP APPROACH TO SECURITY SELECTION

         N&B Management's value-oriented approach seeks out attractively priced issues, by concentrating on criteria such as a low price-to- earnings ratio relative to earnings growth rate, balance sheet strength, low price to cash flow, and management quality. Typically, the Portfolio's investment portfolio is comprised of over 100 different securities issues, primarily of medium- to large-capitalization companies (determined in relation to the principal market in which a company's securities are traded).

                  CURRENCY RISK MANAGEMENT

         Exchange rate movements and volatility are important factors in international investing. The portfolio manager believes in actively managing the Portfolio's currency exposure, in an effort to capitalize on foreign currency trends and to reduce overall portfolio volatility. Currency risk management is performed separately from equity analysis. The portfolio manager uses a combination of economic analysis to guide the Portfolio's longer-term posture and quantitative trend analysis to assist in timing decisions with respect to whether (or when) to invest in instruments denominated in a particular foreign currency, or whether (or when) to hedge particular foreign currencies in which liquid foreign exchange markets exist.

AN INTERVIEW WITH FELIX ROVELLI

         Q: Why should investors allocate a portion of their assets to international markets?

         A: First, an investor who does not invest internationally misses out on about two-thirds of the world's potential investment opportunities. The U.S. stock market today represents less than one-half of the world's stock market capitalization, and the U.S. portion continues to shrink as other countries around the world introduce or expand the size of their equity markets. Privatizations of government-owned corporations, initial public offerings, and the occasional creation of official stock exchanges in emerging economies continuously present new opportunities for capital in an expanding global market.

         Second, many foreign economies are in earlier stages of development than ours and are growing fast. Economic growth can often mean potential for investment growth.

         Finally, international investing helps an investor increase diversification, which can reduce risk. Domestic and foreign markets generally do not all move in the same direction, so gains in one market may offset losses in another.

         Q:       Does international investing involve special risks?

         A:       Currency risk is one important risk presented by
international investing. Fluctuations in exchange rates can either add to or reduce an investor's returns. Anyone who invests in foreign markets should keep that fact in mind.

         Other risks include, but are not limited to, greater market volatility, less government supervision and availability of public information, and the possibility of adverse economic or political developments. Additional special risks of foreign investing are discussed in the Prospectus.

         Q:       What are some of the advantages of investing in an
international fund?

         A: An international mutual fund can be a convenient way to invest internationally and diversify assets among several markets to reduce risk. Additionally, the considerable burden of obtaining timely, accurate, and comprehensive information about foreign economies and securities is left to seasoned professional managers.

         Q:       What is your investment approach?

         A: We seek to capitalize on investments in countries where we believe that positive economic and political factors are likely to produce above-average returns. Studies have shown that the allocation of assets among countries is typically the most important factor contributing to portfolio performance. We believe that, in the long term, a nation's economic growth and the performance of its equity market are highly correlated. Therefore, we continuously evaluate the global economic outlook as well as individual country data to guide country allocation. Our process also leads to diversification across many countries, typically twenty or more, in an effort to limit total portfolio risk.

         We strive to invest in companies within the selected countries that are in the best position to capitalize on such positive developments or companies that are most attractively valued. We usually include in the Portfolio's investments the securities of large-capitalization companies, determined in relation to the appropriate national market, as well as securities of faster-growing, medium-sized companies that offer potentially higher returns but are often associated with higher risk.

         The criteria for security selection focus on companies with leadership in specific markets or with niches in specific industries, which appear to exhibit positive fundamentals and seem undervalued relative to their earnings potential or the worth of their assets. Typically, in emerging markets, we invest in relatively large, established companies that we believe possess the managerial, financial, and marketing strength to exploit successfully the growth of a dynamic economy. In more developed markets, such as Europe and Japan, the Portfolio may invest to a higher degree in medium-sized companies. Medium-sized companies can often provide above-average growth and are less followed by market analysts, which sometimes leads to inefficient valuation.

         Finally, we strive to limit total portfolio volatility and protect the value of portfolio securities by selectively hedging the Portfolio's foreign currency exposure in times when we expect the U.S.
dollar to strengthen.

         Q: How do you perceive the current outlook?

         A: There is still an abundance of exciting investment opportunities around the world. Many equity markets still have not reached the maturity stage of the U.S. market and have much more room to grow. There are new markets opening up to foreign investment and many changes are occurring in markets where equity investments have traditionally commanded less attention than fixed income securities.

         In addition, it appears to us that both Europe and Japan recently passed the bottom of their economic cycles. In many economies, the current recession has been the most severe of all recessions in the last five decades. With global inflation still in check, many economies should continue to have lower interest rates, which, coupled with a forecast of recovery in profits, could positively impact stock market returns.

         Q: Compared to the stock market in the United States, are there more anomalies in security pricing abroad?


         A: Well, the rest of the world is not as well followed as the United States. So you'll find more anomalies. At the same time, though, the level of analysis of companies around the world is improving every day, and the gap in coverage is narrowing.

         What never changes is the psychology of the investor -- you regularly see either despair or euphoria in different sectors of every international market. That, I think, creates opportunities to find undiscovered gems at extraordinarily cheap prices.

         These opportunities can come from, say, uncertainty over an election going one way or another. Investors may see the outcome as totally disastrous for a country -- or as totally euphoric. Then, reality sets in, and things are never as bleak or as wonderful as they had been painted.

         Q: Do you integrate ideas from Neuberger & Berman's research and the domestic portfolio managers?

         A: Oh, sure. As everyone knows, the world is becoming smaller, and certain industries are becoming global (or have become global). Whether one thinks about technology, pharmaceuticals, medical devices, or the automobile industry, it's really become one world market. So it's crucial for me to have good knowledge about BOTH the United States and the areas outside the United States where these companies dominate.

ADDITIONAL INVESTMENT INFORMATION
---------------------------------

         Some or all of the Portfolios, as indicated below, may make the following investments, among others, although they may not buy all of the types of securities or use all of the investment techniques that are described.

         REPURCHASE AGREEMENTS (ALL PORTFOLIOS). In a repurchase agreement, a Portfolio purchases securities from a bank that is a member of the Federal Reserve System (or, in the case of Neuberger & Berman INTERNATIONAL Portfolio, also from a foreign bank or a U.S. branch or agency of a foreign bank) or from a securities dealer that agrees to repurchase the securities from the Portfolio at a higher price on a designated future date. Repurchase agreements generally are for a short period of time, usually less than a week. Repurchase agreements with a maturity of more than seven days are considered to be illiquid securities. No Portfolio may enter into such a repurchase agreement if, as a result, more than 10% (5% in the case of Neuberger & Berman GENESIS Portfolio) of the value of its net assets would then be invested in such repurchase agreements and other illiquid securities. A Portfolio may enter into a repurchase agreement only if
(1) the underlying securities are of a type that the Portfolio's investment policies and limitations would allow it to purchase directly, (2) the market value of the underlying securities, including accrued interest, at all times equals or exceeds the repurchase price, and (3) payment for the underlying securities is made only upon satisfactory evidence that the securities are being held for the Portfolio's account by its custodian or a bank acting as the Portfolio's agent. If Neuberger & Berman INTERNATIONAL Portfolio enters into a repurchase agreement subject to foreign law and the counter-party defaults, that Portfolio may not enjoy protections comparable to those provided to certain repurchase agreements under U.S. bankruptcy law and may suffer delays and losses in disposing of the collateral as a result.


         SECURITIES LOANS (ALL PORTFOLIOS). In order to realize income, each Portfolio may lend portfolio securities with a value not exceeding 33-1/3% of its total assets to banks, brokerage firms, or other institutional investors judged creditworthy by N&B Management. Borrowers are required continuously to secure their obligations to return securities on loan from a Portfolio by depositing collateral in a form determined to be satisfactory by the Portfolio Trustees. The collateral, which must be marked to market daily, must be equal to at least 100% of the market value of the loaned securities, which will also be marked to market daily. N&B Management believes the risk of loss on these transactions is slight because, if a borrower were to default for any reason, the collateral should satisfy the obligation. However, as with other extensions of secured credit, loans of portfolio securities involve some risk of loss of rights in the collateral should the borrower fail financially.


         RESTRICTED SECURITIES AND RULE 144A SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the 1933 Act. Before they are registered, such securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Portfolio qualify under Rule 144A and an institutional market develops for those securities, the Portfolio likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Portfolio's illiquidity. N&B Management, acting under guidelines established by the Portfolio Trustees, may determine that certain securities qualified for trading under Rule 144A are liquid. Foreign securities that are freely tradeable in their principal market are not considered to be restricted. Regulation S under the 1933 Act permits the sale abroad of securities that are not registered for sale in the United States.


         Where registration is required, a Portfolio may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. To the extent restricted securities, including Rule 144A securities, are illiquid, purchases thereof will be subject to each Portfolio's 10% (5% in the case of Neuberger & Berman GENESIS Portfolio) limit on investments in illiquid securities. Restricted securities for which no market exists are priced by a method that the Portfolio Trustees believe accurately reflects fair value.


         REVERSE REPURCHASE AGREEMENTS (ALL PORTFOLIOS). In a reverse repurchase agreement, a Portfolio sells portfolio securities subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest; these agreements are considered borrowings for purposes of each Portfolio's investment policies and limitations concerning borrowings. While a reverse repurchase agreement is outstanding, a Portfolio will deposit in a segregated account with its custodian cash or appropriate liquid securities, marked to market daily, in an amount at least equal to the Portfolio's obligations under the agreement. There is a risk that the counter-party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Portfolio.


         LEVERAGE (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may make investments while borrowings are outstanding. Leverage creates an opportunity for increased net income but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the Portfolio's and its corresponding Fund's net asset values ("NAVs"). Although the principal of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Leverage creates interest expenses for the Portfolio. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Portfolio will have to pay, the Portfolio's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Portfolio will be less than it would be if leverage were not used, and therefore the amount available for distribution to stockholders as dividends will be reduced. Reverse repurchase agreements create leverage and are considered borrowings for purposes of the Portfolio's investment limitations.

         Generally, the Portfolio does not intend to use leverage for investment purposes. It may, however, use leverage to purchase securities needed to close out short sales entered into for hedging purposes and to facilitate other hedging transactions.

         FOREIGN SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in U.S. dollar-denominated securities of foreign issuers (including banks, governments, and quasi-governmental organizations) and foreign branches of U.S. banks, including negotiable certificates of deposit ("CDs"), bankers' acceptances and commercial paper. These investments are subject to each Portfolio's quality standards. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States.

         Each   Portfolio   also  may   invest  in   equity,   debt,   or  other
income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks,

(3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates, (2) nationalization, expropriation, or confiscatory taxation, and (3) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes, including taxes withheld from those payments. Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the Portfolios endeavor to achieve the most favorable net results on portfolio transactions. Each Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) may invest only in securities of issuers in countries whose governments are considered stable by N&B Management.


         Foreign securities often trade with less frequency and in less volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.


         Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended security purchases due to settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Portfolio due to subsequent declines in value of the securities or, if the Portfolio has entered into a contract to sell the securities, could result in possible liability to the purchaser.


         Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.


         In order to limit the risks inherent in investing in foreign currency denominated securities, a Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) may not purchase any such security if, as a result, more than 10% of its total assets (taken at market value) would be invested in foreign currency denominated securities. Within that limitation, however, no Portfolio is restricted in the amount it may invest in securities denominated in any one foreign currency.

         FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. These transactions involve a commitment by the Portfolio to purchase or sell securities at a future date (ordinarily within two months, although the Portfolio may agree to a longer settlement period). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

         When-issued purchases and forward commitment transactions enable the Portfolio to "lock in" what N&B Management believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Portfolio might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Portfolio might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields.

         The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Portfolio's NAV starting on the date of the agreement to purchase the securities. Because the Portfolio has not yet paid for the securities, this produces an effect similar to leverage. The Portfolio does not earn interest on securities it has committed to purchase until the securities are paid for and delivered on the settlement date. When the Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets. Fluctuations in the market value of the underlying securities are not reflected in the Portfolio's NAV as long as the commitment to sell remains in effect.

         The Portfolio will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Portfolio may dispose of or renegotiate a commitment after it has been entered into. The Portfolio also may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. The Portfolio may realize capital gains or losses in connection with these transactions.

         When the Portfolio purchases securities on a when-issued or forward commitment basis, the Portfolio will deposit in a segregated account with its custodian, until payment is made, appropriate liquid securities having a value (determined daily) at least equal to the amount of the Portfolio's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Portfolio maintains sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.


              FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES,
                   FORWARD CONTRACTS, AND OPTIONS ON FOREIGN
              CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")
                   (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN
                           INTERNATIONAL PORTFOLIO)

         FUTURES CONTRACTS AND OPTIONS THEREON (NEUBERGER & BERMAN SOCIALLY RESPONSIVE PORTFOLIO). The Portfolio may purchase and sell interest rate futures contracts, stock and bond index futures contracts, and foreign currency futures contracts and may purchase and sell options thereon in an attempt to hedge against changes in the prices of securities or, in the case of foreign currency futures and options thereon, to hedge against changes in prevailing currency exchange rates. Because the futures markets may be more liquid than the cash markets, the use of futures contracts permits the Portfolio to enhance portfolio liquidity and maintain a defensive position without having to sell portfolio securities. The Portfolio does not engage in transactions in futures or options on futures for speculation. The Portfolio views investment in (i) interest rate and securities index futures and options thereon as a maturity management device and/or a device to reduce risk or preserve total return in an adverse environment for the hedged securities, and (ii) foreign currency futures and options thereon as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by the Portfolio.

         A "sale" of a futures contract (or a "short" futures position) entails the assumption of a contractual obligation to deliver the securities or currency underlying the contract at a specified price at a specified future time. A "purchase" of a futures contract (or a "long" futures position) entails the assumption of a contractual obligation to acquire the securities or currency underlying the contract at a specified price at a specified future time. Certain futures, including stock and bond index futures, are settled on a net cash payment basis rather than by the sale and delivery of the securities underlying the futures.

         U.S. futures contracts (except certain currency futures) are traded on exchanges that have been designated as "contract markets" by the Commodity

Futures Trading Commission ("CFTC"); futures transactions must be executed through a futures commission merchant that is a member of the relevant contract market. The exchange's affiliated clearing organization guarantees performance of the contracts between the clearing members of the exchange.

         Although futures contracts by their terms may require the actual delivery or acquisition of the underlying securities or currency, in most cases the contractual obligation is extinguished by being offset before the expiration of the contract, without the parties having to make or take delivery of the assets. A futures position is offset by buying (to offset an earlier sale) or selling (to offset an earlier purchase) an identical futures contract calling for delivery in the same month.

         "Margin" with respect to a futures contract is the amount of assets that must be deposited by the Portfolio with, or for the benefit of, a futures commission merchant in order to initiate and maintain the Portfolio's futures positions. The margin deposit made by the Portfolio when it enters into a futures contract ("initial margin") is intended to assure its performance of the contract. If the price of the futures contract changes -- increases in the case of a short (sale) position or decreases in the case of a long (purchase) position -- so that the unrealized loss on the contract causes the margin deposit not to satisfy margin requirements, the Portfolio will be required to make an additional margin deposit ("variation margin"). However, if favorable price changes in the futures contract cause the margin deposit to exceed the required margin, the excess will be paid to the Portfolio. In computing its NAV, the Portfolio marks to market the value of its open futures positions. The Portfolio also must make margin deposits with respect to options on futures that it has written. If the futures commission merchant holding the margin deposit goes bankrupt, the Portfolio could suffer a delay in recovering its funds and could ultimately suffer a loss.

         An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer's futures margin account is delivered to the holder of the option. That balance represents the amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option.


         Although the Portfolio believes that the use of futures contracts will benefit it, if N&B Management's judgment about the general direction of the markets is incorrect, the Portfolio's overall return would be lower than if it had not entered into any such contracts. The prices of futures contracts are volatile and are influenced by, among other things, actual and anticipated changes in interest or currency exchange rates, which in turn are affected by fiscal and monetary policies and by national and international political and economic events. At best, the correlation between changes in prices of futures contracts and of the securities and currencies being hedged can be only approximate. Decisions regarding whether, when, and how to hedge involve skill and judgment. Even a well- conceived hedge may be unsuccessful to some degree because of unexpected market behavior or interest rate or currency exchange rate trends or lack of correlation between the futures markets and the securities markets. Because of the low margin deposits required, futures trading involves an extremely high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to the investor. Losses that may arise from certain futures transactions are potentially unlimited.


         Most U.S. futures exchanges limit the amount of fluctuation in the price of a futures contract or option thereon during a single trading day; once the daily limit has been reached, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day, however; it thus does not limit potential losses. In fact, it may increase the risk of loss, because prices can move to the daily limit for several consecutive trading days with little or no trading, thereby preventing liquidation of unfavorable futures and options positions and subjecting traders to substantial losses. If this were to happen with respect to a position held by the Portfolio, it could (depending on the size of the position) have an adverse impact on the NAV of the Portfolio.


         COVERED CALL OPTIONS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). Neuberger & Berman SOCIALLY RESPONSIVE Portfolio may write covered call options and may purchase call options. Each of the other Portfolios may write covered call options on portfolio securities valued at up to 10% of its net assets and may purchase call options in related closing transactions. Generally, the purpose of writing and purchasing these options is to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's NAVs. Neuberger & Berman SOCIALLY RESPONSIVE Portfolio may also write covered call options to earn premium income. Portfolio securities on which call options may be written and purchased by a Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective.

         When a Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price, thereby giving up any additional gain on the security.

         Each Portfolio writes only "covered" call options on securities it owns. The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolios will not do) but is capable of enhancing the Portfolios' total return. When writing a covered call option, a Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline.

         If a call option that a Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

         When a Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. A Portfolio would purchase a call option to offset a previously written call option. Neuberger & Berman SOCIALLY RESPONSIVE Portfolio also may purchase a call option to protect against an increase in the price of the securities it intends to purchase.

         PUT OPTIONS  (NEUBERGER & BERMAN SOCIALLY  RESPONSIVE  PORTFOLIO).  The
Portfolio may write and purchase put options on securities. Generally, the purpose of writing and purchasing these options is to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's NAVs.

         The Portfolio will receive a premium for writing a put option, which obligates the Portfolio to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Portfolio may be obligated to purchase the underlying security at more than its current value.

         When the Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio would purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         Portfolio securities on which put options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium.

         PUT AND CALL OPTIONS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. Options normally have expiration dates between three and nine months from the date written. The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by a Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.


         Options are traded both on national securities exchanges and in the over-the-counter ("OTC") market. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between a Portfolio and a counter- party, with no clearing organization guarantee. Thus, when a Portfolio sells (or purchases) an OTC option, it generally will be able to "close out" the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless a Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, a Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which a Portfolio may engage in OTC options transactions, and limits the Portfolios' counter-parties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.

         The assets used as cover for OTC options written by a Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The premium received (or paid) by a Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by a Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the last sales price on the day the option is being valued or, in the absence of any trades thereof on that day, the mean between the closing bid and asked prices.


         Closing transactions are effected in order to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits Neuberger & Berman SOCIALLY RESPONSIVE Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. If a Portfolio desires to sell a security on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Portfolio will be able to effect closing transactions at favorable prices. If a Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be at market risk on the security.

         A Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.

         A Portfolio pays brokerage commissions in connection with purchasing or writing options, including those used to close out existing positions. These brokerage commissions normally are higher than those applicable to purchases and sales of portfolio securities. From time to time, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         FORWARD FOREIGN CURRENCY CONTRACTS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). Each of these Portfolios may enter into contracts for the purchase or sale of a specific currency at a future date at a fixed price ("forward contracts") in amounts not exceeding 5% of its net assets. The Portfolios enter into forward contracts in an attempt to hedge against changes in prevailing currency exchange rates. The Portfolios do not engage in transactions in forward contracts for speculation; they view investments in forward contracts as a means of establishing more definitely the effective return on, or the purchase price of, securities denominated in foreign currencies that are held or intended to be acquired by them. Forward contract transactions include forward sales or purchases of foreign currencies for the purpose of protecting the U.S. dollar value of securities held or to be acquired by a Portfolio or protecting the U.S. dollar equivalent of dividends, interest, or other payments on those securities.


         N&B Management believes that the use of foreign currency hedging techniques, including "proxy-hedges," can provide significant protection of NAV in the event of a general rise in the U.S. dollar against foreign currencies. For example, the return available from securities denominated in a particular foreign currency would diminish if the value of the U.S. dollar increased against that currency. Such a decline could be partially or completely offset by an increase in value of a hedge involving a forward contract to sell that foreign currency or a proxy-hedge involving a forward contract to sell a different foreign currency whose behavior is expected to resemble the currency in which the securities being hedged are denominated and which is available on more advantageous terms. However, a hedge or proxy-hedge cannot protect against exchange rate risks perfectly, and, if N&B Management is incorrect in its judgment of future exchange rate relationships, a Portfolio could be in a less advantageous position than if such a hedge had not been established. If a Portfolio uses proxy- hedging, it may experience losses on both the currency in which it has invested and the currency used for hedging if the two currencies do not vary with the expected degree of correlation. Because forward contracts are not traded on an exchange, the assets used to cover such contracts may be illiquid.


         OPTIONS ON FOREIGN CURRENCIES (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). Each of these Portfolios may write and purchase covered call and put options on foreign currencies in amounts not exceeding 5% of its net assets. A Portfolio would engage in such transactions to protect against declines in the U.S. dollar value of portfolio securities or increases in the U.S. dollar cost of securities to be acquired or to protect the U.S. dollar equivalent of dividends, interest, or other payments on those securities. As with other types of options, however, writing an option on foreign currency constitutes only a partial hedge, up to the amount of the premium received. A Portfolio could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The risks of currency options are similar to the risks of other options, as discussed herein. Certain options on foreign currencies are traded on the OTC market and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.


         REGULATORY LIMITATIONS ON USING FINANCIAL INSTRUMENTS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). To the extent a Portfolio sells or purchases futures contracts or writes options thereon or options on foreign currencies that are traded on an exchange regulated by the CFTC other than for BONA FIDE hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums on those positions (excluding the amount by which options are "in-the-money") may not exceed 5% of the Portfolio's net assets. As noted above, these Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE Portfolio) do not intend to invest in futures contracts and options thereon during the coming year.

         In addition, for each of these Portfolios, (1) the aggregate premiums paid by the Portfolio on all options (both exchange-traded and OTC) held by it at any time may not exceed 20% of its net assets, and (2) the aggregate margin deposits required on all exchange-traded futures contracts and related options held by the Portfolio at any time may not exceed 5% of its total assets. Neuberger & Berman SOCIALLY RESPONSIVE Portfolio does not currently intend to purchase puts, calls, straddles, spreads, or any combination thereof if, by reason of such purchase, the value of its aggregate investment in such instruments will exceed 5% of its total assets.


         COVER FOR FINANCIAL INSTRUMENTS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). Each Portfolio will comply with SEC guidelines regarding "cover" for Financial Instruments and, if the guidelines so require, set aside in a segregated account with its custodian the prescribed amount of cash or appropriate liquid securities. Securities held in a segregated account cannot be sold while the futures, options, or forward strategy covered by those securities is outstanding, unless they are replaced with other suitable assets. As a result, segregation of a large percentage of a Portfolio's assets could impede portfolio management or the Portfolio's ability to meet current obligations. A Portfolio may be unable promptly to dispose of assets which cover, or are segregated with respect to, an illiquid futures, options, or forward position; this inability may result in a loss to the Portfolio.


         GENERAL RISKS OF FINANCIAL INSTRUMENTS (ALL PORTFOLIOS EXCEPT NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The primary risks in using Financial Instruments are (1) imperfect correlation or no correlation between changes in market value of the securities or currencies held or to be acquired by a Portfolio and the prices of Financial Instruments; (2) possible lack of a liquid secondary market for Financial Instruments and the resulting inability to close out Financial Instruments when desired; (3) the fact that the skills needed to use Financial Instruments are different from those needed to select a Portfolio's securities; (4) the fact that, although use of Financial Instruments for hedging purposes can reduce the risk of loss, they also can reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments; and (5) the possible inability of a Portfolio to purchase or sell a portfolio security at a time that would otherwise be favorable for it to do so, or the possible need for a Portfolio to sell a portfolio security at a disadvantageous time, due to its need to maintain cover or to segregate securities in connection with its use of Financial Instruments. N&B Management intends to reduce the risk of imperfect correlation by investing only in Financial Instruments whose behavior is expected to resemble or offset that of a Portfolio's underlying securities or currency. N&B Management intends to reduce the risk that a Portfolio will be unable to close out Financial Instruments by entering into such transactions only if N&B Management believes there will be an active and liquid secondary market. Financial Instruments used by the Portfolios are generally considered "derivatives." There can be no assurance that a Portfolio's use of Financial Instruments will be successful.


         Each Portfolio's use of Financial Instruments may be limited by the provisions of the Internal Revenue Code of 1986, as amended ("Code"), with which it must comply if its corresponding Fund is to continue to qualify as a regulated investment company ("RIC"). See "Additional Tax Information."




            FUTURES, OPTIONS ON FUTURES, OPTIONS ON SECURITIES AND
              INDICES, FORWARD CONTRACTS, AND OPTIONS ON FOREIGN CURRENCIES (COLLECTIVELY, "FINANCIAL INSTRUMENTS")
               (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO ONLY)

         PUT AND CALL OPTIONS ON SECURITIES (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may write call options and purchase put options on securities in order to hedge (I.E., to reduce, at least in part, the effect of price fluctuations of securities held by the Portfolio on the Portfolio's and its corresponding Fund's NAVs). The Portfolio may also purchase or write put options, purchase call options and write covered call options in an attempt to earn premium income.

         The obligation under any option terminates upon expiration of the option or, at an earlier time, when the writer offsets the option by entering into a "closing purchase transaction" to purchase an option of the same series. If an option is purchased by the Portfolio and is never exercised, the Portfolio will lose the entire amount of the premium paid.

         The Portfolio will receive a premium for writing a put option, which obligates the Portfolio to acquire a security at a certain price at any time until a certain date if the purchaser of the option decides to exercise the option. The Portfolio may be obligated to purchase the underlying security at more than its current value.

         When the Portfolio purchases a put option, it pays a premium to the writer for the right to sell a security to the writer for a specified amount at any time until a certain date. The Portfolio might purchase a put option in order to protect itself against a decline in the market value of a security it owns.

         When the Portfolio writes a call option, it is obligated to sell a security to a purchaser at a specified price at any time until a certain date if the purchaser decides to exercise the option. The Portfolio receives a premium for writing the call option. So long as the obligation of the call option continues, the Portfolio may be assigned an exercise notice, requiring it to deliver the underlying security against payment of the exercise price. The Portfolio may be obligated to deliver securities underlying an option at less than the market price, thereby giving up any additional gain on the security. The Portfolio intends to write only "covered" call options on securities it owns.

         When the Portfolio purchases a call option, it pays a premium for the right to purchase a security from the writer at a specified price until a specified date. The Portfolio might purchase a call option in order to protect against an increase in the price of securities it intends to purchase or to offset a previously written call option.

         Portfolio securities on which call and put options may be written and purchased by the Portfolio are purchased solely on the basis of investment considerations consistent with the Portfolio's investment objective. The writing of covered call options is a conservative investment technique that is believed to involve relatively little risk (in contrast to the writing of "naked" or uncovered call options, which the Portfolio will not do) but is capable of enhancing the Portfolio's total return. When writing a covered call option, the Portfolio, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Portfolio, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security.

         If a call or put option that the Portfolio has written expires unexercised, the Portfolio will realize a gain in the amount of the premium; however, in the case of a call option, that gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Portfolio will realize a gain or loss from the sale of the underlying security.

         Securities options are traded both on exchanges and in the OTC market. Exchange-traded options are issued by a clearing organization affiliated with the exchange on which the option is listed; the clearing organization in effect guarantees completion of every exchange-traded option. In contrast, OTC options are contracts between the Portfolio and a counter-party, with no clearing organization guarantee. Thus, when the Portfolio sells (or purchases) an OTC option, it generally will be able to close out the option prior to its expiration only by entering into a closing transaction with the dealer to whom (or from whom) the Portfolio originally sold (or purchased) the option. There can be no assurance that the Portfolio would be able to liquidate an OTC option at any time prior to expiration. Unless the Portfolio is able to effect a closing purchase transaction in a covered OTC call option it has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or until different cover is substituted. In the event of the counter-party's insolvency, the Portfolio may be unable to liquidate its options position and the associated cover. N&B Management monitors the creditworthiness of dealers with which the Portfolio may engage in OTC options transactions, and limits the Portfolio's counter-parties in such transactions to dealers with a net worth of at least $20 million as reported in their latest financial statements.

         The assets used as cover (or held in a segregated account) for OTC options written by the Portfolio will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Portfolio may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC call option written subject to this procedure will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

         The premium received (or paid) by the Portfolio when it writes (or purchases) an option is the amount at which the option is currently traded on the applicable exchange, less (or plus) a commission. The premium may reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the length of the option period, the general supply of and demand for credit, and the interest rate environment. The premium received by the Portfolio for writing an option is recorded as a liability on the Portfolio's statement of assets and liabilities. This liability is adjusted daily to the option's current market value, which is the sales price on the option's last reported trade on that day before the time the Portfolio's NAV is computed or, in the absence of any trades thereof on that day, the last available bid price.


         Closing transactions are effected in order to realize a profit on an outstanding option, to prevent an underlying security from being called, or to permit the sale or the put of the underlying security. Furthermore, effecting a closing transaction permits the Portfolio to write another call option on the underlying security with a different exercise price or expiration date or both. If the Portfolio desires to sell a security on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that the Portfolio will be able to effect closing transactions at favorable prices. If the Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold (or purchase a security that it would not have otherwise bought), in which case it would continue to be subject to market risk on the security.


         The Portfolio will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the call or put option. Because increases in the market price of a call option generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset, in whole or in part, by appreciation of the underlying security owned by the Portfolio; however, the Portfolio could be in a less advantageous position than if it had not written the call option.

         Options normally have expiration dates between three and nine months from the date written. The Portfolio may purchase both European- style options and American-style options. European-style options are exercisable only immediately prior to their expiration date. American- style options, in contrast, are exercisable at any time prior to their expiration date. The exercise price of an option may be below, equal to, or above the market value of the underlying security at the time the option is written. From time to time, the Portfolio may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering the security from its portfolio. In those cases, additional brokerage commissions are incurred.

         PUT AND CALL OPTIONS ON SECURITIES INDICES (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may write and purchase put and call options on securities indices for the purpose of hedging against the risk of price movements that would adversely affect the value of the Portfolio's securities or securities the Portfolio intends to buy. However, the Portfolio currently does not expect to invest a substantial portion of its assets in securities index options. Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (1) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date (2) multiplied by a fixed "index multiplier."


         A securities index fluctuates with changes in the market values of the securities included in the index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the NYSE, the AmEx, and other U.S. and foreign exchanges. All securities index options purchased by the Portfolio will be listed and traded on an exchange.


         The Portfolio may purchase put options in order to hedge against an anticipated decline in securities market prices that might adversely affect the value of portfolio securities. If the Portfolio purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Portfolio's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Portfolio will not be able to exercise the option profitably and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of portfolio securities.


         The Portfolio may purchase call options on securities indices in order to participate in an anticipated increase in securities market prices. If the Portfolio purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would, in effect, allow the Portfolio to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Portfolio intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Portfolio will not be able to exercise the option profitably and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by a reduction in the price the Portfolio pays to buy additional securities.

         The Portfolio may write securities index options in order to close out positions in securities index options which it has purchased. These closing sale transactions enable the Portfolio immediately to realize gains or minimize losses on its options positions. If the Portfolio is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs.

         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

         The effectiveness of hedging through the purchase of securities index options will depend upon the extent to which price movements in the portfolio securities being hedged correlate with price movements in the selected securities index. Perfect correlation is not possible because the securities held or to be acquired by the Portfolio will not exactly match the composition of the securities indices on which options are available. In addition, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.



         OTHER RISKS OF OPTIONS TRANSACTIONS (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may purchase and sell options that are traded on both U.S. and foreign exchanges. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time, and, for some options, no secondary market on an exchange may exist. If the Portfolio is unable to effect a closing purchase transaction with respect to covered call options it has written, it will not be able to sell the underlying securities until the options expire or are exercised or until different cover is substituted.

         Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient interest in trading certain options; (2) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or its clearing organization may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the clearing organization as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

         The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The writing of options on securities involves a risk that the Portfolio will be required to sell or purchase such securities at a price that is less favorable than the current market price and will lose the benefit of appreciation or depreciation in the market price of such securities.

         The Portfolio would incur brokerage commissions or spreads in connection with its options transactions, as well as for purchases and sales of underlying securities. Brokerage commissions for options transactions may be higher or lower than for portfolio securities transactions. The writing of options could result in a significant increase in the Portfolio's turnover rate.

         FUTURES CONTRACTS (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may enter into futures contracts on individual securities and futures contracts on securities indices which are traded on exchanges regulated by the CFTC or on foreign exchanges. Trading on foreign exchanges is subject to the legal requirements of the jurisdiction in which the exchange is located and to the rules of such foreign exchange. The Portfolio may purchase and sell futures for BONA FIDE hedging and non- hedging purposes (I.E., in an effort to enhance income) as defined in regulations of the CFTC.

         A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery during a particular month of securities having a standardized face value and rate of return. By purchasing futures on securities, the Portfolio will legally obligate itself to accept delivery of the underlying security and to pay the agreed price. By selling futures on securities, the Portfolio will legally obligate itself to make delivery of the security and receive payment of the agreed price.

         Open futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract. In that case, the position will be valued at fair value, as determined by or under the general direction of the Portfolio Trustees. Additional information regarding volatility of prices of futures contracts, the high degree of leverage and potential losses associated with futures trading, and the effect of a daily limit on price fluctuations is provided with respect to Neuberger & Berman SOCIALLY RESPONSIVE Portfolio's investments in futures contracts and options thereon.

         Futures contracts on securities normally are not held to maturity but are instead liquidated through offsetting transactions which may result in a profit or loss. While futures contracts on securities entered into by the Portfolio will usually be liquidated in this manner, the Portfolio may instead make or take delivery of the underlying securities whenever it appears economically advantageous for it to do so. A clearing corporation associated with the exchange on which the futures are traded assumes responsibility for closing out open futures positions and guarantees that, if a position is still open, the sale or purchase of securities will be performed on the settlement date.

         A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs, and the futures positions are simply closed out. Changes in the market value of a particular securities index futures contract generally reflect changes in the specified index of the securities on which the futures contract is based.

         The Portfolio sells futures contracts in order to offset a possible decline in the value of its portfolio securities. When a futures contract is sold by the Portfolio, the value of the contract will tend to rise when the value of the portfolio securities declines and will tend to fall when the value of such securities increases. The Portfolio purchases futures contracts in order to fix what N&B Management believes to be a favorable price for securities the Portfolio intends to purchase. If a futures contract is purchased by the Portfolio, the value of the contract will tend to change together with changes in the value of such securities.

         The Portfolio may also purchase put and call options on futures contracts for BONA FIDE hedging and non-hedging purposes. A put option purchased by the Portfolio would give it the right to assume a position as the seller of a futures contract (assume a short position). A call option purchased by the Portfolio would give it the right to assume a position as the purchaser of a futures contract (assume a long position). The Portfolio pays a premium when it purchases an option on a futures contract. In exchange for the premium, the Portfolio becomes entitled to exercise the option, but is not required to do so. If the option cannot be profitably exercised before it expires, the Portfolio's loss will be limited to the amount of the premium and any transaction costs.

         In addition, the Portfolio may write (sell) put and call options on futures contracts for BONA FIDE hedging and non-hedging purposes. Writing a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Portfolio intends to purchase. However, the Portfolio becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Conversely, writing a call option on a futures contract generates a premium, which may partially offset a decline in the value of the Portfolio's assets. By writing a call option, the

Portfolio becomes obligated to sell a futures contract, which may have a value higher than the exercise price.

         The Portfolio may enter into closing purchase or sale transactions in order to terminate a futures contract. The Portfolio may close out an option which it has purchased or written by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Portfolio's ability to enter into closing transactions depends on the development and maintenance of a liquid market, which may not exist at all times.

         Although futures and options transactions are intended to enable the Portfolio to manage interest rate or stock market risks, unanticipated changes in interest rates or market prices could result in poorer performance than if the Portfolio had not entered into such transactions. Even if N&B Management correctly predicts interest rate or market price movements, a hedge could be unsuccessful if changes in the value of the Portfolio's futures position do not correspond to changes in the value of its investments. This lack of correlation between the Portfolio's futures and securities positions may be caused by differences between the futures and securities markets or by differences between the securities underlying the Portfolio's futures position and the securities held by or to be purchased for the Portfolio. N&B Management attempts to minimize these risks through careful selection and monitoring of the Portfolio's futures and options positions. The ability to predict the direction of the securities markets and interest rates involves skills different from those used in selecting securities.

         The prices of futures contracts depend primarily on the value or level of the securities or indices on which they are based. Because there are a limited number of types of futures contracts, it is likely that the standardized futures contracts available to the Portfolio will not exactly match the securities the Portfolio wishes to hedge or intends to purchase, and consequently will not provide a perfect hedge against all price fluctuations. To compensate for differences in historical volatility between positions the Portfolio wishes to hedge and the standardized futures contracts available to it, the Portfolio may purchase or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase.

         FOREIGN CURRENCY TRANSACTIONS (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may engage in foreign currency exchange transactions. Such transactions are conducted either on a spot (I.E., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. The Portfolio may enter into forward contracts in order to protect against uncertainty in the level of future foreign currency exchange rates and may also enter into forward contracts for non-hedging purposes.


         A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days

(usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies.


         When the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may wish to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying securities transaction, the Portfolio will be able to protect itself against a possible loss. Such loss would result from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


         When N&B Management believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, the Portfolio may also enter into a forward contract to sell, for a fixed amount of dollars, an amount of foreign currency which approximates the value of some or all of the portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the Portfolio's foreign currency denominated securities will not generally be possible, since the value of such securities will change as a consequence of market movements between the date the forward contract is entered into and the date it matures.

         The Portfolio may also engage in proxy-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, when N&B Management believes that there is a pattern of correlation between the two currencies. The Portfolio may also purchase and sell forward contracts for non-hedging purposes when N&B Management anticipates that a foreign currency will appreciate or depreciate in value, but securities in that currency do not present attractive investment opportunities and are not held in the Portfolio's investment portfolio.

         When the Portfolio engages in foreign currency transactions for hedging purposes, it will not enter into forward contracts to sell currency or maintain a net exposure to such contracts if their consummation would obligate the Portfolio to deliver an amount of foreign currency materially in excess of the value of the portfolio securities or other assets denominated in that currency. At the consummation of a forward contract to sell currency, the Portfolio may either make delivery of the foreign currency or terminate its contractual obligation to deliver by purchasing an offsetting contract that obligates it to purchase the same amount of such foreign currency at the same maturity date. If the Portfolio chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Portfolio into such currency. If the Portfolio engages in an offsetting transaction, it will incur a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually made with the currency trader who is a party to the original forward contract.




         Using forward contracts to protect the value of the Portfolio's securities against a decline in the value of a currency does not eliminate fluctuations in the prices of the underlying securities. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the dollar value of only a portion of the Portfolio's foreign assets.


         While the Portfolio may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Portfolio may benefit from such transactions, unanticipated changes in currency exchange rates may result in a poorer overall performance for the Portfolio than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Portfolio's holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may cause the Portfolio to sustain losses or may prevent the Portfolio from achieving a complete hedge. Proxy-hedging presents additional risks, as discussed with respect to the other Portfolios' investments in forward contracts. The Portfolio may experience delays in the settlement of its foreign currency transactions. The Portfolio is not required to enter into transactions in forward contracts and will not do so unless deemed appropriate by N&B Management.


         An issuer of fixed income securities purchased by the Portfolio may be domiciled in a country other than the country in whose currency the instrument is denominated. The Portfolio may invest in debt securities denominated in the European Currency Unit ("ECU"), which is a "basket" consisting of a specified amount of the currencies of certain of the member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union from time to time to reflect changes in relative values of the underlying currencies. The market for ECUs may become illiquid at times of uncertainty or rapid change in the European currency markets, limiting the Portfolio's ability to prevent potential losses. In addition, the Portfolio may invest in securities denominated in other currency baskets.


         CURRENCY FUTURES AND OPTIONS THEREON (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may enter into currency futures contracts and options on such futures contracts in domestic and foreign markets and may do so for hedging or non-hedging purposes (I.E., in an effort to enhance income) as defined in CFTC regulations. The Portfolio may sell a currency futures contract or a call option, or it may purchase a put option on such futures contract, if N&B Management anticipates that exchange rates for a particular currency will fall. Such a transaction will be used as a hedge (or, in the case of a sale of a call option, a partial hedge) against a decrease in the value of portfolio securities denominated in that currency. If N&B Management anticipates that a particular currency will rise, the Portfolio may purchase a currency futures contract or a call option to protect against an increase in the price of securities which are denominated in that currency and which the Portfolio intends to purchase. The Portfolio may also purchase a currency futures contract or a call option thereon for non-hedging purposes when N&B Management anticipates that a particular currency will appreciate in value, but securities denominated in that currency do not present an attractive investment and are not included in the Portfolio.


         The sale of a currency futures contract creates an obligation by the Portfolio, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. The purchase of a currency futures contract creates an obligation by the Portfolio, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the parties making or taking delivery of the currency. A currency futures contract is closed out by entering into an offsetting purchase or sale transaction. To close out a currency futures contract sold by the Portfolio, the Portfolio purchases a currency futures contract for the same aggregate amount of currency and same delivery date. If the price of the sale exceeds the price of the offsetting purchase, the Portfolio is immediately paid the difference. Similarly, to close out a currency futures contract purchased by the Portfolio, the Portfolio sells a currency futures contract. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain. Likewise, if the offsetting sale price is less than the purchase price, the Portfolio realizes a loss.


         A risk in employing currency futures contracts to protect against price volatility of portfolio securities denominated in a particular currency is imperfect correlation between the prices of such currency futures contracts and the cash prices of the Portfolio's securities. The correlation may be distorted by the fact that the currency futures market may be dominated by short-term traders seeking to profit from changes in exchange rates. This would reduce the value of such contracts used for hedging purposes over a short-term period. Such distortions are generally minor and would diminish as the contract approaches maturity. Another risk is that N&B Management could be incorrect in its expectation as to the direction or extent of various exchange rate movements or the time span within which such movements will take place. When the Portfolio purchases currency futures contracts, it will deposit an amount of cash or appropriate liquid securities equal to the market value of the currency futures contract (minus any required margin) in a segregated account to collateralize the position and thereby limit the use of such futures contracts.

         Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a futures contract entitles its holder to decide on or before a future date whether to enter into such a contract. If the holder decides not to enter into the contract, the premium paid for the option is lost. For the holder of an option, there are no daily payments of cash for variation margin to reflect changes in the value of the underlying contract, as there are by a purchaser or seller of a currency futures contract.

         Put and call options on currency futures have characteristics similar to those of other options. In particular, the ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market for such options.

         OPTIONS ON FOREIGN CURRENCIES (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may purchase options on foreign currencies for hedging purposes in a manner similar to currency futures contracts or forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Portfolio may purchase put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Portfolio's securities denominated in that currency.

         Conversely, if a rise is projected in the dollar value of a currency in which securities to be acquired by the Portfolio are denominated, thereby increasing the cost of such securities, the Portfolio may purchase call options on that currency. If the value of the currency increases sufficiently, the Portfolio will have the right to purchase that currency for a fixed amount of dollars which is less than the market value of that currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency-related increase in the price of securities the Portfolio intends to acquire.


         As in the case of other types of options transactions, however, the benefit the Portfolio derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Portfolio could sustain losses on transactions in foreign currency options, which would deprive the Portfolio of all or a portion of the benefits of advantageous changes in such rates.


         The Portfolio may also write options on foreign currencies for hedging purposes. For example, if N&B Management anticipates a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the call option most likely will not be exercised, and the decrease in value of portfolio securities will be offset, at least in part, by the amount of the premium received by the Portfolio.


         Similarly, the Portfolio could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option most likely will not be exercised, and such increased cost will be offset, at least in part, by the amount of the premium received by the Portfolio.


         If unanticipated exchange rate fluctuations occur, a put or call option may be exercised, and the Portfolio could be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Portfolio also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.


         The Portfolio may purchase call options on foreign currencies for non-hedging purposes when N&B Management anticipates that a currency will appreciate in value, but securities denominated in that currency do not present attractive investment opportunities and are not included in the Portfolio. The Portfolio may write (sell) put and covered call options on any currency in order to realize greater income than would be realized on portfolio securities alone. However, in writing covered call options for income, the Portfolio may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, the Portfolio accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency's market value at the time of purchase.

         The Portfolio would normally purchase call options for non- hedging purposes in anticipation of an increase in the market value of a currency. The Portfolio would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by the Portfolio for the purpose of benefiting from a decline in the value of currencies which it does not own. The Portfolio would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise the Portfolio would realize either no gain or a loss on the purchase of the put option.

         A call option on foreign currency written by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Portfolio holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (1) equal to or less than the exercise price of the call written or (2) greater than the exercise price of the call written if the amount of the difference is maintained by the Portfolio in cash or appropriate liquid securities in a segregated account with its custodian.

         The risks of currency options are similar to the risks of other options, as discussed herein.


         LIMITATIONS ON USING FINANCIAL INSTRUMENTS (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio is required to maintain margin deposits with, or for the benefit of, futures commission merchants through which it effects futures transactions. The Portfolio must deposit initial margin each time it enters into a futures contract. Such initial margin is usually equal to a percentage of the contract's value. In addition, daily variation margin payments in cash are required to reflect gains and losses on open futures positions. As a result, the Portfolio may be required to make additional margin payments during the term of a futures contract. Additional information regarding margin payments, including the risks if the futures commission merchant holding the deposit goes bankrupt, is provided with respect to Neuberger & Berman SOCIALLY RESPONSIVE Portfolio's investments in futures contracts and options thereon.


         The Portfolio may not purchase or sell futures contracts (including currency futures contracts) or related options (including certain options on foreign currencies) on foreign or U.S. exchanges if immediately thereafter the aggregate amount of initial margin deposits and premiums paid on the Portfolio's existing positions (excluding futures contracts and options entered into for BONA FIDE hedging purposes and net of the amount options are "in the money") would exceed 5% of the market value of the Portfolio's net assets. When the Portfolio purchases futures contracts or writes put options thereon, the Portfolio will deposit an amount of cash or appropriate liquid securities equal to the market value of the futures contracts and options (less any related margin deposits) in a segregated account with its custodian to collateralize the position, thereby limiting the use of such futures contracts. The Portfolio does not currently intend to invest more than 5% of its total assets in instruments commonly known as options, financial futures, or stock index futures, other than hedging positions or positions that are covered by cash or securities. Also, the Portfolio does not currently intend to invest more than 5% of its total assets in puts, calls, straddles, spreads, or any combination thereof.

         When the Portfolio enters into forward contracts for the sale or purchase of currencies, the Portfolio will either cover its position or establish a segregated account. The Portfolio will consider its position covered if it owns securities in the currency subject to the forward contract, which are at least equal in value to the amount of currency the Portfolio is obligated to deliver, or if it otherwise has the right to obtain that currency at no additional cost. In the alternative, the Portfolio will place cash which is not available for investment or appropriate liquid securities in a segregated account. The amounts in such segregated account will equal the value of the Portfolio's assets which are committed to the consummation of foreign currency exchange contracts. If the value of the securities placed in the segregated account declines, the Portfolio will place additional cash or securities in the account on a daily basis so that the value of the account will equal the amount of the Portfolio's commitments with respect to such contracts.

         The Portfolio's use of Financial Instruments may be limited by the provisions of the Code with which it must comply if Neuberger & Berman INTERNATIONAL Fund is to continue to qualify as a RIC. See "Additional Tax Information."

         SHORT SALES (NEUBERGER & BERMAN INTERNATIONAL PORTFOLIO). The Portfolio may enter into short sales of securities to the extent permitted by its non-fundamental investment policies and limitations. Under applicable guidelines of the SEC staff, if the Portfolio engages in a short sale (other than a short sale against-the-box), it must put in a segregated account (not with the broker) an amount of cash or appropriate liquid securities equal to the difference between (1) the market value of the securities sold short at the time they were sold short and (2) any cash or securities required to be deposited as collateral with the broker in connection with the short sale (not including the proceeds from the short sale). In addition, until the Portfolio replaces the borrowed security, it must daily maintain the segregated account at such a level that (1) the amount deposited in it plus the amount deposited with the broker as collateral equals the current market value of the securities sold short, and (2) the amount deposited in it plus the amount deposited with the broker as collateral is not less than the market value of the securities at the time they were sold short.

         The effect of short selling on the Portfolio is similar to the effect of leverage. Short selling may exaggerate changes in the Portfolio's and Neuberger & Berman INTERNATIONAL Fund's NAVs. Short selling may also produce higher than normal portfolio turnover, which may result in increased transaction costs to the Portfolio and gains from the sale of securities deemed to have been held for less than three months. Such gains must be limited in order for Neuberger & Berman INTERNATIONAL Fund to continue to qualify as a RIC. See "Additional Tax Information."

         FIXED INCOME SECURITIES (ALL PORTFOLIOS). While the emphasis of the Portfolios' investment programs is on common stocks and other equity securities, the Portfolios may also invest in money market instruments, U.S. Government and Agency Securities, and other fixed income securities. Each Portfolio may invest in corporate bonds and debentures receiving one of the four highest ratings from Standard & Poor's ("S&P"), Moody's Investors Service, Inc. ("Moody's"), or any other nationally recognized statistical rating organization ("NRSRO") or, if not rated by any NRSRO, deemed comparable by N&B Management to such rated securities

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("Comparable  Unrated  Securities").  In addition,  Neuberger & Berman  PARTNERS
Portfolio may invest up to 15% of its net assets in corporate debt securities rated below investment grade or Comparable Unrated Securities.

         Neuberger & Berman INTERNATIONAL Portfolio may invest up to 5% of its net assets in foreign corporate bonds and debentures and sovereign debt instruments issued or guaranteed by foreign governments, their agencies or instrumentalities. Neuberger & Berman INTERNATIONAL Portfolio may invest in debt securities of any rating, including those rated below investment grade and Comparable Unrated Securities. Foreign debt securities are subject to risks similar to those of other foreign securities.

         The ratings of an NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, coupon, and rating may have different yields. Although the Portfolios may rely on the ratings of any NRSRO, the Portfolios primarily refer to ratings assigned by S&P and Moody's, which are described in Appendix A to this SAI.

         Fixed  income  securities  are  subject  to  the  risk  of an  issuer's inability to meet principal and interest payments on its obligations ("credit risk") and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and market liquidity ("market risk"). Lower-rated securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates. Debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuer of such securities to make principal and interest payments than is the case for higher-grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default. The market for lower-rated securities may be thinner and less active than for higher-rated securities. Pricing of thinly traded securities requires greater judgment than pricing of securities for which market transactions are regularly reported. N&B Management will invest in lower-rated securities only when it concludes that the anticipated return on such an investment to Neuberger & Berman PARTNERS Portfolio or Neuberger & Berman INTERNATIONAL Portfolio warrants exposure to the additional level of risk.


         Subsequent to its purchase by a Portfolio, an issue of debt securities may cease to be rated or its rating may be reduced, so that the securities would no longer be eligible for purchase by that Portfolio. In such a case, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio will engage in an orderly disposition of the downgraded securities. Each other Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) will engage in an orderly disposition of the downgraded securities to the extent necessary to ensure that the Portfolio's holdings of securities rated below investment grade and Comparable Unrated Securities will not exceed 5% of its net assets (15% in the case of Neuberger & Berman PARTNERS Portfolio). N&B Management will make a determination as to whether Neuberger & Berman INTERNATIONAL Portfolio should dispose of the downgraded securities.


         COMMERCIAL PAPER (ALL PORTFOLIOS). Commercial paper is a short-term debt security issued by a corporation or bank, usually for purposes such as financing current operations. The Portfolios may invest only in commercial paper receiving the highest rating from S&P (A-1) or Moody's (P-1) or deemed by N&B Management to be of comparable quality. Neuberger & Berman INTERNATIONAL
Portfolio may invest in such commercial paper as a defensive measure, to increase liquidity, or as needed for segregated accounts.

         Each Portfolio may invest in commercial paper that cannot be resold to the public without an effective registration statement under the 1933 Act. While restricted commercial paper normally is deemed illiquid, N&B Management may in certain cases determine that such paper is liquid, pursuant to guidelines established by the Portfolio Trustees.

         ZERO COUPON SECURITIES (NEUBERGER & BERMAN PARTNERS AND NEUBERGER & BERMAN SOCIALLY RESPONSIVE PORTFOLIOS). Each of these Portfolios may invest up to 5% of its net assets in zero coupon securities, which are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest. Zero coupon securities are issued and traded at a discount from their face amount or par value. This discount varies depending on prevailing interest rates, the time remaining until cash payments begin, the liquidity of the security, and the perceived credit quality of the issuer.

         The discount on zero coupon securities ("original issue discount") is taken into account ratably by each such Portfolio prior to the receipt of any actual payments. Because its corresponding Fund must distribute substantially all of its net income (including its share of the Portfolio's original issue discount) to its shareholders each year for income and excise tax purposes, each such Portfolio may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its corresponding Fund's distribution requirements. See "Additional Tax Information."


         The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically. Zero coupon securities are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturity and credit quality.


         CONVERTIBLE SECURITIES (ALL PORTFOLIOS). Each Portfolio may invest in convertible securities. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.

Before conversion, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. Convertible securities are usually subordinated to comparable-tier non-convertible securities but rank senior to common stock in a corporation's capital structure. The value of a convertible security is a function of (1) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth if converted into the underlying common stock. Convertible debt securities are subject to each Portfolio's investment policies and limitations concerning fixed income securities.


         The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. Convertible securities are typically issued by smaller capitalization companies whose stock prices may be volatile. A convertible security may be subject to redemption at the option of the issuer at a price established in the security's governing instrument. If a convertible security held by a Portfolio is called for redemption, the Portfolio will be required to convert it into the underlying common stock, sell it to a third party or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Portfolio's and its corresponding Fund's ability to achieve their investment objective.


         PREFERRED STOCK (ALL PORTFOLIOS). Each Portfolio may invest in preferred stock. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer's board of directors. Preferred shareholders may have certain rights if dividends are not paid but generally have no legal recourse against the issuer. Shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred stocks are generally more sensitive to changes in the issuer's creditworthiness than are the prices of debt securities.

NEUBERGER & BERMAN FOCUS PORTFOLIO - DESCRIPTION OF ECONOMIC SECTORS.

         Neuberger & Berman FOCUS Portfolio seeks to achieve its investment objective by investing principally in common stocks in the following thirteen multi-industry economic sectors, normally making at least 90% of its investments in not more than six such sectors:

         (1) AUTOS AND HOUSING SECTOR: Companies engaged in design, production, or sale of automobiles, automobile parts, mobile homes, or related products ("automobile industries") or design, construction, renovation, or refurbishing of residential dwellings. The value of securities of companies in the automobile industries is affected by, among other things, foreign competition, the level of consumer confidence and consumer debt, and installment loan rates. The housing construction industry may be affected by the level of consumer confidence and consumer debt, mortgage rates, tax laws, and the inflation outlook.

         (2) CONSUMER GOODS AND SERVICES SECTOR: Companies engaged in providing consumer goods or services, including design, processing, production, sale, or storage of packaged, canned, bottled, or frozen foods and beverages and design, production, or sale of home furnishings, appliances, clothing, accessories, cosmetics, or perfumes. Certain of these companies are subject to government regulation affecting the use of various food additives and production methods, which could affect profitability. Also, the success of food- and fashion-related products may be strongly affected by fads, marketing campaigns, health concerns, and other factors affecting supply and demand.

         (3) DEFENSE AND AEROSPACE SECTOR: Companies engaged in research, manufacture, or sale of products or services related to the defense or aerospace industries, including air transport; data processing or computer-related services; communications systems; military weapons or transportation; general aviation equipment, missiles, space launch vehicles, or spacecraft; machinery for guidance, propulsion, or control of flight vehicles; and airborne or ground-based equipment essential to the test, operation, or maintenance of flight vehicles. Because these companies rely largely on U.S. (and foreign) governmental demand for their products and services, their financial conditions are heavily influenced by defense spending policies.

         (4) ENERGY SECTOR: Companies involved in the production, transmission, or marketing of energy from oil, gas, or coal, as well as nuclear, geothermal, oil shale, or solar sources of energy (but excluding public utility companies). Also included are companies that provide component products or services for those activities. The value of these companies' securities varies based on the price and supply of energy fuels and may be affected by international politics, energy conservation, the success of exploration projects, environmental considerations, and the tax and other regulatory policies of various governments.

         (5) FINANCIAL SERVICES SECTOR: Companies providing financial services to consumers or industry, including commercial banks and savings and loan associations, consumer and industrial finance companies, securities brokerage companies, leasing companies, and insurance companies. These companies are subject to extensive governmental regulations. Their profitability may fluctuate significantly as a result of volatile interest rates, concerns about particular banks and savings institutions, and general economic conditions.

         (6) HEALTH CARE SECTOR: Companies engaged in design, manufacture, or sale of products or services used in connection with the provision of health care, including pharmaceutical companies; firms that design, manufacture, sell, or supply medical, dental, or optical products, hardware, or services; companies involved in biotechnology, medical diagnostic, or biochemical research and development; and companies that operate health care facilities. Many of these companies are subject to government regulation and potential health care reforms, which could affect the price and availability of their products and services. Also, products and services of these companies could quickly become obsolete.

         (7) HEAVY INDUSTRY SECTOR: Companies engaged in research, development, manufacture, or marketing of products, processes, or services related to the agriculture, chemicals, containers, forest products, non-ferrous metals, steel, or pollution control industries, including synthetic and natural materials (for example, chemicals, plastics, fertilizers, gases, fibers, flavorings, or fragrances), paper, wood products, steel, and cement. Certain of these companies are subject to state and federal regulation, which could require alteration or cessation of production of a product, payment of fines, or cleaning of a disposal site. Furthermore, because some of the materials and processes used by these companies involve hazardous components, there are additional risks associated with their production, handling, and disposal. The risk of product obsolescence also is present.

         (8) MACHINERY AND EQUIPMENT SECTOR: Companies engaged in the research, development, or manufacture of products, processes, or services relating to electrical equipment, machinery, pollution control, or construction services, including transformers, motors, turbines, hand tools, earth-moving equipment, and waste disposal services. The profitability of most of these companies may fluctuate significantly in response to capital spending and general economic conditions. As is the case for the heavy industry sector, there are risks associated with the production, handling, and disposal of materials and
processes   that  involve   hazardous   components   and  the  risk  of  product
obsolescence.

         (9) MEDIA AND ENTERTAINMENT SECTOR: Companies engaged in design, production, or distribution of goods or services for the media industries (including television or radio broadcasting or manufacturing, publishing, recordings and musical instruments, motion pictures, and photography) and the entertainment industries (including sports arenas, amusement and theme parks, gaming casinos, sporting goods, camping and recreational equipment, toys and games, travel-related services, hotels and motels, and fast food and other restaurants). Many products produced by companies in this sector -- for example, video and electronic games -- may become obsolete quickly. Additionally, companies engaged in television and radio broadcast are subject to government regulation.

         (10) RETAILING SECTOR: Companies engaged in retail distribution of home furnishings, food products, clothing, pharmaceuticals, leisure products, or other consumer goods, including department stores, supermarkets, and retail chains specializing in particular items such as shoes, toys, or pharmaceuticals. The value of these companies' securities fluctuates based on consumer spending patterns, which depend on inflation and interest rates, the level of consumer debt, and seasonal shopping habits. The success or failure of a company in this highly competitive sector depends on its ability to predict rapidly changing consumer tastes.

         (11) TECHNOLOGY SECTOR: Companies that are expected to have or develop products, processes, or services that will provide, or will benefit significantly from, technological advances and improvements or future automation trends, including semiconductors, computers and peripheral equipment, scientific instruments, computer software, telecommunications equipment, and electronic components, instruments, and systems. These companies are sensitive to foreign competition and import tariffs. Also, many of their products may become obsolete quickly.

         (12)   TRANSPORTATION   SECTOR:   Companies   involved   in   providing
transportation of people and products, including airlines, railroads, and trucking firms. Revenues of these companies are affected by fluctuations in fuel prices and government regulation of fares.

         (13) UTILITIES SECTOR: Companies in the public utilities industry and companies that derive a substantial majority of their revenues through supplying public utilities (including companies engaged in the manufacture, production, generation, transmission, or sale of gas and electric energy) and that provide telephone, telegraph, satellite, microwave, and other communication facilities to the public. The gas and electric public utilities industries are subject to various uncertainties, including the outcome of political issues concerning the environment, prices of fuel for electric generation, availability of natural gas, and risks associated with the construction and operation of nuclear power facilities.


NEUBERGER & BERMAN SOCIALLY RESPONSIVE PORTFOLIO - DESCRIPTION OF SOCIAL
POLICY

BACKGROUND INFORMATION ON SOCIALLY RESPONSIVE INVESTING

         In an era when many people are concerned about the relationship between business and society, socially responsive investing ("SRI") is a mechanism for assuring that investors' social values are reflected in their investment decisions. As such, SRI is a direct descendent of the successful effort begun in the early 1970's to encourage companies to divest their South African operations and subscribe to the Sullivan Principles. Today, a growing number of individuals and institutions are applying similar strategies to a broad range of problems.

         Although there are many strategies available to the socially responsive investor, including proxy activism, below-market loans to community projects, and venture capital, the SRI strategies used by the Portfolio generally fall into two categories:

         AVOIDANCE INVESTING. Most socially responsive investors seek to avoid holding securities of companies whose products or policies are seen as being at odds with the social good. The most common exclusions historically have involved tobacco companies and weapons manufacturers.

         LEADERSHIP INVESTING. A growing number of investors actively look for companies with progressive programs that are exemplary or companies which make it their business to try to solve some of the problems of today's society.


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



         The marriage of social and financial objectives would not have surprised Adam Smith, who was, first and foremost, a moral philosopher. THE WEALTH OF NATIONS is firmly rooted in the Enlightenment conviction that the purpose of capital is the social good and the related belief that idle capital is both wasteful and unethical. But, what very likely would have surprised Smith is the sheer complexity of the social issues we face today and the diversity of our attitudes toward the social good. War and peace, race and gender, the distribution of wealth, and the conservation of natural resources -- the social agenda is long and compelling. It is also something about which reasonable people differ. What should society's priorities be? What can and should be done about them? And what is the role of business in addressing them? Since corporations are on the front lines of so many key issues in today's world, a growing number of investors feel that a corporation's role cannot be ignored. This is true of some of the most important issues of the day such as equal opportunity and the environment.

THE SOCIALLY RESPONSIVE DATABASE

         Neuberger & Berman, LLC ("Neuberger & Berman"), the Portfolio's sub-adviser, maintains a database of information about the social impact of the companies it follows. N&B Management uses the database to evaluate social issues after it deems a stock acceptable from a financial standpoint for acquisition by the Portfolio. The aim of the database is to be as comprehensive as possible, given that much of the information concerning corporate responsibility comes from subjective sources. Information for the database is gathered by Neuberger & Berman in many categories and then analyzed by N&B Management in the following six categories of corporate responsibility:


         WORKPLACE DIVERSITY AND EMPLOYMENT. N&B Management looks for companies that show leadership in areas such as employee training and promotion policies and benefits, such as flextime, generous profit sharing, and parental leave. N&B Management looks for active programs to promote women and minorities and takes into account their representation among the officers of an issuer and members of its board of directors. As a basis for exclusion, N&B Management looks for Equal Employment Opportunity Act infractions and Occupational Safety and Health Act violations; examines each case in terms of severity, frequency, and time elapsed since the incident; and considers actions taken by the company since the violation. N&B Management also monitors companies' progress and attitudes toward these issues.

         ENVIRONMENT. A company's impact on the environment depends largely on the industry. Therefore, N&B Management examines a company's environmental record vis-a-vis those of its peers in the industry. All companies operating in an industry with inherently high environmental risks are likely to have had problems in such areas as toxic chemical emissions, federal and state fines, and Superfund sites. For these companies, N&B Management examines their problems in terms of severity, frequency, and elapsed time. N&B Management then balances the record against whatever leadership the company may have demonstrated in terms of environmental policies, procedures, and practices. N&B Management defines an environmental leadership company as one that puts into place strong affirmative programs to minimize emissions, promote safety, reduce waste at the source, insure energy conservation, protect natural resources, and incorporate recycling into its processes and products. N&B Management looks for the commitment and active involvement of senior management in all these areas. Several major manufacturers which still produce substantial amounts of pollution are among the leaders in developing outstanding waste source reduction and remediation programs.

         PRODUCT. N&B Management considers company announcements, press reports, and public interest publications relating to the health, safety, quality, labeling, advertising, and promotion of both consumer and industrial products. N&B Management takes note of companies with a strong commitment to quality and with marketing practices which are ethical and consumer-friendly. N&B Management pays particular attention to companies whose products and services promote progressive solutions to social problems.

         PUBLIC HEALTH. N&B Management measures the participation of companies in such industries and markets as alcohol, tobacco, gambling and nuclear power. N&B Management also considers the impact of products and marketing activities related to those products on nutritional and other health concerns, both domestically and in foreign markets.

         WEAPONS. N&B Management keeps track of domestic military sales and, whenever possible, foreign military sales and categorizes them as nuclear weapons related, other weapons related, and non-weapon military supplies, such as micro-chip manufacturers and companies that make uniforms for military personnel.

         CORPORATE CITIZENSHIP. N&B Management gathers information about a company's participation in community affairs, its policies with respect to charitable contributions, and its support of education and the arts. N&B Management looks for companies with a focus, dealing with issues not just by making financial contributions, but also by asking the questions: What can we do to help? What do we have to offer? Volunteerism, high- school mentoring programs, scholarships and grants, and in-kind donations to specific groups are just a few ways that companies have responded to these questions.

IMPLEMENTATION OF SOCIAL POLICY

         Companies deemed acceptable by N&B Management from a financial standpoint are analyzed using Neuberger & Berman's database. The companies are then evaluated by the portfolio managers to determine if the companies' policies, practices, products, and services withstand scrutiny in the following major areas of concern: the environment and workplace diversity and employment. Companies are then further evaluated to determine their track record in issues and areas of concern such as public health, weapons, product, and corporate citizenship.

         The issues and areas of concern that are tracked lend themselves to objective analysis in varying degrees. Few, however, can be resolved entirely on the basis of scientifically demonstrable facts. Moreover, a substantial amount of important information comes from sources that do not purport to be disinterested. Thus, the quality and usefulness of the information in the database depend on Neuberger & Berman's ability to tap a wide variety of sources and on the experience and judgment of the people at N&B Management who interpret the information.

         In applying the information in the database to stock selection for the Portfolio, N&B Management considers several factors. N&B Management examines the severity and frequency of various infractions, as well as the time elapsed since their occurrence. N&B Management also takes into account any remedial action which has been taken by the company relating to these infractions. N&B Management notes any quality innovations made by the company in its effort to create positive change and looks at the company's overall approach to social issues.


                            PERFORMANCE INFORMATION

         Each Fund's performance figures are based on historical results and are not intended to indicate future performance. The share price and total return of each Fund will vary, and an investment in a Fund, when redeemed, may be worth more or less than an investor's original cost.

TOTAL RETURN COMPUTATIONS

         Each Fund may advertise certain total return information. An average annual compounded rate of return ("T") may be computed by using the redeemable value at the end of a specified period ("ERV") of a hypothetical initial investment of $1,000 ("P") over a period of time ("n") according to the formula:

                           P(1+T)(SUPERSCRIPT)n = ERV

         Average annual total return smooths out year-to-year variations in performance and, in that respect, differs from actual year-to-year results.

         The average annual total returns for Neuberger & Berman MANHATTAN Fund and its predecessor for the one-, five-, and ten-year periods ended August 31, 1996, were -2.91%, +11.12%, and +11.12%, respectively. If an investor had invested $1,000 in the Fund's or its predecessor's shares on September 1, 1995, September 1, 1991, and September 1, 1986, the NAV of that investor's holdings would have been $971, $1,694, and $2,871, respectively, on August 31, 1996. Appendix B to this SAI includes a table showing the results of an investment in the Fund's predecessor of $100,000 on March 1, 1979, when N&B Management became its investment adviser, and a systematic withdrawal plan under which 8% of the initial investment was withdrawn each year, on a monthly basis, through August 31, 1996, plus other tables.

         The average annual total returns for Neuberger & Berman GENESIS Fund and its predecessor for the one- and five-year periods ended August 31, 1996, and for the period from September 27, 1988 (commencement of operations) through August 31, 1996, were +21.32%, +14.71%, and +13.61%, respectively. If an investor had invested $1,000 in that predecessor's shares on September 27, 1988, the NAV of that investor's holdings would have been $2,752 on August 31, 1996. Appendix B to this SAI incorporates by reference a table showing the growth of an investment in the Fund's predecessor of $10,000 on September 27, 1988 through August 31, 1996.


         The average annual total returns for Neuberger & Berman FOCUS Fund and its predecessor for the one-, five-, and ten-year periods ended August 31, 1996, were +3.70%, +15.90%, and +13.40%, respectively. Appendix B to this SAI includes a table showing the results of an investment in the Fund's predecessor of $200,000 on October 19, 1955, the date of its inception, and a systematic withdrawal plan under which 10% of the initial investment was withdrawn each year, on a monthly basis, through August 31, 1996, plus other tables.


         The average annual total returns for Neuberger & Berman GUARDIAN Fund and its predecessor for the one-, five-, and ten-year periods ended August 31, 1996, were +5.27%, +15.09%, and +13.32%, respectively. Appendix B to this SAI includes tables showing (1) the results of an investment of $200,000 in the Fund's predecessor on June 1, 1950, the date of its inception, and a systematic withdrawal plan under which 10% of the initial investment was withdrawn each year, on a monthly basis, and (2) the results of investing $5,000 in the Fund or its predecessor at the highest and lowest prices per share during each year since 1981, plus other tables.


         The average annual total returns for Neuberger & Berman PARTNERS Fund and its predecessor for the one-, five-, and ten-year periods ended August 31, 1996, were +13.86%, +15.22%, and +12.59%, respectively. Appendix B to this SAI includes tables showing (1) the results of an investment of $100,000 in the Fund's predecessor on January 20, 1975, when N&B Management became its investment adviser, and a systematic withdrawal plan under which 8% of the initial investment was withdrawn each year, on a monthly basis, and (2) the results of investing $5,000 in the Fund or its predecessor at the highest and lowest prices per share during each year since 1981, plus other tables.

         The average annual total returns for Neuberger & Berman SOCIALLY RESPONSIVE Fund for the one-year period ended August 31, 1996, and for the period from March 16, 1994 (commencement of operations) through August 31, 1996, were +20.19% and +15.50%, respectively.

         The average annual total returns for Neuberger & Berman INTERNATIONAL Fund for the one-year period ended August 31, 1996, and for the period from June 15, 1994 (commencement of operations) through August 31, 1996, were +11.73% and +8.55%, respectively. During the period from June 15, 1994 through November 1,

1995, the then investment adviser to Neuberger & Berman INTERNATIONAL Portfolio and N&B Management, as the Fund's administrator, reimbursed certain expenses of the Portfolio and the Fund, respectively. Such action had the effect of increasing total return. If an investor had invested $10,000 in the Fund's shares on June 15, 1994, the NAV of that investor's holdings would have been $11,991 on August 31, 1996.

         BNP-N&B Global Asset Management L.P. ("BNP-N&B Global"), a joint venture of Banque Nationale de Paris ("BNP") and Neuberger & Berman, served as the investment adviser to Neuberger & Berman INTERNATIONAL Portfolio from its inception until November 1, 1995. On that date, N&B Management became that Portfolio's investment manager, and Neuberger & Berman became its sub-adviser; there has been no change in the personnel responsible for daily management of the Portfolio.



         Prior to January 5, 1989, the investment policies of the predecessor of Neuberger & Berman FOCUS Fund required that at least 80% of its investments normally be in energy-related investments; prior to November 1, 1991, those investment policies required that at least 25% of its investments normally be in the energy sector. Neuberger & Berman FOCUS Fund may be required, under applicable law, to include information reflecting the predecessor's performance and expenses for periods before November 1, 1991, in its advertisements, sales literature, financial statements, and other documents filed with the SEC and/or provided to current and prospective shareholders. Investors should be aware that such information may not accurately reflect the level of performance and expenses that would have been experienced had the predecessor been operating under the Fund's current investment policies.

COMPARATIVE INFORMATION

         From time to time each Fund's performance may be compared with:

                  (1) data (that may be expressed as rankings or ratings) published by independent services or publications (including newspapers, newsletters, and financial periodicals) that monitor the performance of mutual funds, such as Lipper Analytical Services, Inc., C.D.A. Investment Technologies, Inc., Wiesenberger Investment Companies Service, Investment Company Data Inc., Morningstar, Inc., Micropal Incorporated, and quarterly mutual fund rankings by Money, Fortune, Forbes, Business Week, Personal Investor, and U.S. News & World Report magazines, The Wall Street Journal, The New York Times, Kiplinger's Personal Finance, and Barron's Newspaper, or


                  (2) recognized stock and other indices, such as the S&P "500" Composite Stock Price Index ("S&P 500 Index"), S&P Small Cap 600 Index ("S&P 600 Index"), S&P Mid Cap 400 Index ("S&P 400 Index"), Russell 2000 Stock Index, Dow Jones Industrial Average ("DJIA"), Wilshire

         1750 Index, Nasdaq Composite Index, Value Line Index, U.S. Department of Labor Consumer Price Index ("Consumer Price Index"), College Board Annual Survey of Colleges, Kanon Bloch's Family Performance Index, the Barra Growth Index, the Barra Value Index, the EAFE(R) Index, the Financial Times World XUS Index, and various other domestic, international, and global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. The S&P 600 Index includes stocks that range in market value from $40 million to $2.3 billion, with an average of $451 million. The S&P 400 Index measures mid-sized companies that have an average market capitalization of $1.6 billion. The EAFE(R) Index is an unmanaged index of common stock prices of more than 900 companies from Europe, Australia, and the Far East translated into U.S. dollars. The Financial Times World XUS Index is an index of 24 international markets, excluding the U.S. market. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or the costs of investing. Each Portfolio may invest in different types of securities from those included in some of the above indices.


         Neuberger & Berman SOCIALLY RESPONSIVE Fund's performance may also be compared to various socially responsive indices. These include The Domini Social Index and the indices developed by the quantitative department of Prudential Securities, such as that department's Large and Mid-Cap portfolio indices for various breakdowns ("Sin" Stock Free, Cigarette-Stock Free, S&P Composite, etc.).

         Evaluations of the Funds' performance, their total returns, and comparisons may be used in advertisements and in information furnished to current and prospective shareholders (collectively, "Advertisements"). The Funds may also be compared to individual asset classes such as common stocks, small-cap stocks, or Treasury bonds, based on information supplied by Ibbotson and Sinquefield.

OTHER PERFORMANCE INFORMATION

         From time to time, information about a Portfolio's portfolio allocation and holdings as of a particular date may be included in Advertisements for the corresponding Fund. This information may include the Portfolio's portfolio diversification by asset type or, in the case of Neuberger & Berman SOCIALLY RESPONSIVE Portfolio, by the social characteristics of companies owned. Information used in Advertisements may include statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as (1) funding retirement, (2) paying for children's education, and (3) financially supporting aging parents.

         N&B Management believes that many of its common stock funds may be attractive investment vehicles for conservative investors who are interested in long-term appreciation from stock investments, but who have a moderate tolerance for risk. Such investors may include, for example, individuals (1) planning for or facing retirement, (2) receiving or expecting to receive lump-sum distributions from individual retirement accounts ("IRAs"), self-employed individual retirement plans ("Keogh plans"), or other retirement plans, (3) anticipating rollovers of CDs or IRAs, Keogh plans, or other retirement plans, and (4) receiving a significant amount of money as a result of inheritance, sale of a business, or termination of employment.

         Investors who may find Neuberger & Berman PARTNERS Fund, Neuberger & Berman GUARDIAN Fund or Neuberger & Berman FOCUS Fund to be an attractive investment vehicle also include parents saving to meet college costs for their children. For instance, the cost of a college education is rapidly approaching the cost of the average family home. Estimates of total four-year costs (tuition, room and board, books and other expenses) for students starting college in various years may be included in Advertisements, based on the College Board Annual Survey of Colleges.

         Information relating to inflation and its effects on the dollar also may be included in Advertisements. For example, after ten years, the purchasing power of $25,000 would shrink to $16,621, $14,968, $13,465, and $12,100, respectively, if the annual rates of inflation during that period were 4%, 5%, 6%, and 7%, respectively. (To calculate the purchasing power, the value at the end of each year is reduced by the inflation rate for the ten-year period.)

         Information regarding the effects of automatic investing and systematic withdrawal plans, investing at market highs and/or lows, and investing early versus late for retirement plans also may be included in Advertisements, if appropriate.

         From time to time the investment philosophy of N&B Management's founder, Roy R. Neuberger, may be included in the Funds' Advertisements. This philosophy is described in further detail in "The Art of Investing: A Conversation with Roy Neuberger," attached as Appendix C to this SAI.


                          CERTAIN RISK CONSIDERATIONS

         Although each Portfolio seeks to reduce risk by investing in a diversified portfolio of securities, diversification does not eliminate all risk. There can, of course, be no assurance any Portfolio will achieve its investment objective.

                             TRUSTEES AND OFFICERS

         The following table sets forth information concerning the trustees and officers of the Trusts, including their addresses and principal business experience during the past five years. Some persons named as trustees and officers also serve in similar capacities for other funds and their corresponding portfolios administered or managed by N&B Management and Neuberger & Berman.


THE TRUST AND EQUITY MANAGERS TRUST:

                              Positions Held
                              With the Trust
Name, Age, and                and Equity
Address(1)                    Managers Trust               Principal Occupation(s)(2)


Faith Colish (61)             Trustee of each Trust        Attorney at Law, Faith Colish, A
63 Wall Street                                             Professional Corporation.
24th Floor
New York, NY  10005

Donald M. Cox (74)            Trustee of each Trust        Retired.  Formerly Senior Vice
435 East 52nd Street                                       President and Director of Exxon
New York, NY  10022                                        Corporation; Director of Emigrant
                                                           Savings Bank.

Stanley Egener* (62)          Chairman of the Board, Chief Principal of Neuberger & Berman;
                              Executive Officer, and       President and Director of N&B
                              Trustee of each Trust        Management; Chairman of the Board,
                                                           Chief Executive Officer and
                                                           Trustee of eight other mutual
                                                           funds for which N&B Management
                                                           acts as investment manager or
                                                           administrator.

Alan R. Gruber (69)           Trustee of each Trust        Chairman and Chief Executive Officer
Orion Capital                                              of Orion Capital Corporation (property
Corporation                                                and casualty insurance);
600 Fifth Avenue                                           Director of Trenwick Group, Inc.
24th Floor                                                 (property and casualty reinsurance);
New York, NY  10020                                        Chairman of the Board and Director
                                                           of Guaranty National Corporation
                                                           (property and casualty insurance);
                                                           formerly Director of Ketema, Inc.
                                                           (diversified manufacturer).


                            - 63 -






Howard A. Mileaf (59)         Trustee of each Trust        Vice President and Special Counsel to
WHX Corporation                                            WHX Corporation (holding company) since
110 East 59th Street                                       1992; formerly Vice President and
30th Floor                                                 General Counsel of Keene Corporation
New York, NY  10022                                        (manufacturer of industrial products);
                                                           Director of Kevlin Corporation
                                                           (manufacturer of microwave and other
                                                           products).

Edward I. O'Brien* (68)       Trustee of each Trust        Until 1993, President of the Securities
12 Woods Lane                                              Industry Association ("SIA")
Scarsdale, NY 10583                                        (securities industry's representative
                                                           in  government relations and regulatory
                                                           matters at the federal and state levels);
                                                           until November 1993, employee of the SIA;
                                                           Director of Legg Mason, Inc.

John T. Patterson, Jr. (68)   Trustee of each Trust        Retired.  Formerly, President of SOBRO
183 Ledge Drive                                            (South Bronx Overall Economic
Torrington, CT 06790                                       Development Corporation).

John P. Rosenthal (63)        Trustee of each Trust        Senior Vice President of Burnham
Burnham Securities Inc.                                    Securities Inc. (a registered broker-
Burnham Asset Management                                   dealer) since 1991; formerly Partner of
Corp.                                                      Silberberg, Rosenthal & Co. (member of
1325 Avenue of the Americas                                National Association of Securities
17th Floor                                                 Dealers, Inc.); Director, Cancer
New York, NY  10019                                        Treatment Holdings, Inc.


Cornelius T. Ryan (65)        Trustee of each Trust        General Partner of Oxford Partners and
Oxford Bioscience Partners                                 Oxford Bioscience Partners (venture
315 Post Road West                                         capital partnerships) and President of
Westport, CT  06880                                        Oxford Venture Corporation; Director of
                                                           Capital Cash Management Trust (money
                                                           market fund) and Prime Cash Fund.


                            - 64 -






Gustave H. Shubert (67)       Trustee of each Trust        Senior Fellow/Corporate Advisor and
13838 Sunset Boulevard                                     Advisory Trustee of Rand (a non-profit
Pacific Palisades, CA  90272                               public interest research institution)
                                                           since 1989; Honorary Member of the
                                                           Board of Overseers of the Institute
                                                           for Civil Justice, the Policy
                                                           Advisory Committee of the Clinical
                                                           Scholars Program at the University  of
                                                           California, the American Association
                                                           for the Advancement of Science, the
                                                           Counsel on Foreign Relations, and
                                                           the Institute for Strategic Studies
                                                           (London); advisor to the Program
                                                           Evaluation and Methodology Division of
                                                           the U.S. General Accounting Office;
                                                           formerly Senior Vice President and
                                                           Trustee of Rand.

Lawrence Zicklin* (60)        President and Trustee        Principal of Neuberger & Berman;
                              of each Trust                Director of N&B Management; President
                                                           and/or Trustee of five other mutual
                                                           funds for which N&B Management acts
                                                           as investment manager or administrator.

Daniel J. Sullivan (56)       Vice President of each       Senior Vice President of N&B Management
                              Trust                        since 1992; prior thereto, Vice
                                                           President of N&B Management; Vice
                                                           President of eight other mutual funds
                                                           for which N&B Management acts as
                                                           investment manager or administrator.

Michael J. Weiner (49)        Vice President and           Senior Vice President of N&B Management
                              Principal Financial          since 1992; Treasurer of N&B Management
                              Officer of each Trust        from 1992 to 1996; prior thereto, Vice
                                                           President and Treasurer of N&B Management
                                                           and Treasurer of certain mutual funds
                                                           for which N&B Management acted as
                                                           investment adviser;  Vice President and
                                                           Principal Financial Officer of eight
                                                           other mutual funds for which N&B
                                                           Management acts as investment
                                                           manager or administrator.

Claudia A. Brandon (40)       Secretary of each            Vice President of N&B Management;
                              Trust                        Secretary of eight other mutual funds
                                                           for which N&B Management acts as
                                                           investment manager or administrator.



                            - 65 -






Richard Russell (49)          Treasurer and Princi-        Vice President of N&B Management since
                              pal Accounting Officer       1993; prior thereto, Assistant Vice
                              of each Trust                President of N&B Management; Treasurer
                                                           and Principal Accounting Officer of
                                                           eight other mutual funds for which N&B
                                                           Management acts as investment manager
                                                           or administrator.

Stacy Cooper-Shugrue (33)     Assistant Secretary of       Assistant Vice President of N&B
                              each Trust                   Management since 1993; prior thereto,
                                                           employee of N&B Management;
                                                           Assistant Secretary of eight other
                                                           mutual funds for which N&B
                                                           Management acts as investment
                                                           manager or administrator.

C. Carl Randolph (59)         Assistant Secretary of       Principal of Neuberger & Berman since
                              each Trust                   1992; prior thereto, employee of
                                                           Neuberger & Berman; Assistant
                                                           Secretary of eight other mutual funds
                                                           for which N&B Management acts as
                                                           investment manager or administrator.

Barbara DiGiorgio (37)        Assistant Treasurer of       Assistant Vice President of N&B
                              each Trust                   Management since 1993; prior thereto,
                                                           employee of N&B Management;
                                                           Assistant Treasurer of eight other
                                                           mutual funds for which N&B
                                                           Management acts as investment
                                                           manager or administrator
                                                           since 1996.

Celeste Wischerth (35)        Assistant Treasurer of       Assistant Vice President of N&B
                              each Trust                   Management since 1994; prior thereto,
                                                           employee of N&B Management;
                                                           Assistant Treasurer of eight other
                                                           mutual funds for which N&B
                                                           Management acts as investment
                                                           manager or administrator
                                                           since 1996.




                            - 66 -





GLOBAL MANAGERS TRUST:

                              Positions Held
Name, Age, and                with Global
Address(1)                    Managers Trust          Principal Occupation(s)(2)
---------------               --------------          --------------------------

Stanley Egener* (62)          Chairman of the             (See above)
                              Board, Chief
                              Executive Officer
                              and Trustee


Howard A. Mileaf (59)         Trustee                     (See above)
WHX Corporation
110 East 59th Street
30th Floor
New York, NY  10022


John T. Patterson, Jr. (68)   Trustee                     (See above)
183 Ledge Drive
Torrington, CT 06790


John P. Rosenthal (63)        Trustee                     (See above)
Burnham Securities
Inc.
Burnham Asset
Management Corp.
1325 Avenue of the
Americas
17th Floor
New York, NY  10019


Lawrence Zicklin (60)         President                   (See above)


Daniel J. Sullivan (56)       Vice President              (See above)


Michael J. Weiner (49)        Vice President and          (See above)
                              Principal Financial
                              Officer


Richard Russell (49)          Treasurer and               (See above)
                              Principal Accounting
                              Officer


Claudia A. Brandon (40)       Secretary                   (See above)


Stacy Cooper-Shugrue (33)     Assistant Secretary         (See above)


C. Carl Randolph (59)         Assistant Secretary         (See above)


Barbara DiGiorgio (37)        Assistant Treasurer         (See above)


Celeste Wischerth (35)        Assistant Treasurer         (See above)



                                  - 67 -







Jacqueline Henning (54)       Assistant Treasurer     Managing Director, State
                                                      Street Cayman Trust Co.,
                                                      Ltd. since 1994; Assistant
                                                      Director, Morgan Grenfell,
                                                      1993-94; Bank of Nova
                                                      Scotia Trust Co. (Cayman)
                                                      Ltd., Managing Director,
                                                      1988-93.


Lenore Joan McCabe (35)       Assistant Secretary     Operations Supervisor,
                                                      State Street Cayman Trust
                                                      Co., Ltd.; Project
                                                      Manager, State Street
                                                      Canada, Inc., 1992-94;
                                                      employee, Boston Financial
                                                      Data Services, 1984-92.


--------------------


(1) Unless otherwise indicated, the business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2) Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

* Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Messrs. Egener and Zicklin are interested persons of each Trust by virtue of the fact that they are officers and/or directors of N&B Management and principals of Neuberger & Berman. Mr. O'Brien is an interested person of the Trust and Equity Managers Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Portfolios and other funds for which N&B Management serves as investment manager.


         The Trust's Trust Instrument and each Managers Trust's Declaration of Trust provide that each such Trust will indemnify its trustees and officers against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless it is adjudicated that they (a) engaged in bad faith, willful misfeasance, gross negligence, or reckless disregard of the duties involved in the conduct of their offices, or (b) did not act in good faith in the reasonable belief that their action was in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined (by a court or other body approving the settlement or other disposition, by a majority of disinterested trustees based upon a review of readily available facts, or in a written opinion of independent counsel) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

         For the fiscal year ended August 31, 1996, each Fund and Portfolio paid and accrued the following fees and expenses to Fund and Portfolio Trustees who were not affiliated with N&B Management or Neuberger & Berman: Neuberger & Berman MANHATTAN Fund and Portfolio - $24,158; Neuberger & Berman GENESIS Fund and Portfolio -$10,657; Neuberger & Berman FOCUS Fund and Portfolio - $39,194; Neuberger & Berman GUARDIAN Fund and Portfolio - $117,485; Neuberger & Berman PARTNERS Fund and Portfolio - $53,236; Neuberger & Berman SOCIALLY RESPONSIVE Fund and Portfolio - $1,773; and Neuberger & Berman INTERNATIONAL Fund and Portfolio - $44,610.

         The following table sets forth information concerning the compensation of the trustees and officers of the Trust. None of the Neuberger & Berman Funds(R) has any retirement plan for its trustees or officers.

                             TABLE OF COMPENSATION
                         FOR FISCAL YEAR ENDED 8/31/96


                               Total Compensation
                                   Aggregate         from Trusts in the
Name and Position with           Compensation        Neuberger & Berman Fund
the Trust                       from the Trust       Complex Paid to Trustees


Faith Colish                          $ 12,958                  $ 38,500
Trustee                                                    (5 other investment
                                                               companies)


Donald M. Cox                         $ 12,958                  $ 31,000
Trustee                                                    (3 other investment
                                                               companies)


Stanley Egener                        $      0                     $ 0
Chairman of the Board,                                     (9 other investment
Chief Executive                                                companies)
Officer, and Trustee


Alan R. Gruber                        $ 11,885                  $ 28,000
Trustee                                                    (3 other investment
                                                               companies)


Howard A. Mileaf                      $ 13,178                  $ 37,000
Trustee                                                    (4 other investment
                                                               companies)


Edward I. O'Brien                     $ 13,618                  $ 31,500
Trustee                                                    (3 other investment
                                                               companies)


John T. Patterson, Jr.                $ 14,691                  $ 40,500
Trustee                                                    (4 other investment
                                                               companies)


John P. Rosenthal                     $ 12,958                  $ 36,500
Trustee                                                    (4 other investment
                                                               companies)


Cornelius T. Ryan                     $ 13,178                  $ 30,500
Trustee                                                    (3 other investment
                                                               companies)


Gustave H. Shubert                    $ 13,178                  $ 30,500
Trustee                                                    (3 other investment
                                                               companies)

                               Total Compensation
                                   Aggregate         from Trusts in the
Name and Position with           Compensation        Neuberger & Berman Fund
the Trust                       from the Trust       Complex Paid to Trustees


Lawrence Zicklin                      $      0                     $ 0
President and Trustee                                      (5 other investment
                                                               companies)



         At November 20, 1996, the trustees and officers of the Trust and the corresponding Managers Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of each Fund (except Neuberger & Berman INTERNATIONAL Fund). As of that date, the trustees and officers of the Trust and Global Managers Trust, as a group, owned 1.18% of the outstanding shares of Neuberger & Berman INTERNATIONAL Fund.


               INVESTMENT MANAGEMENT AND ADMINISTRATION SERVICES

INVESTMENT MANAGER AND ADMINISTRATOR

         Because all of the Funds' net investable assets are invested in their corresponding Portfolios, the Funds do not need an investment manager. N&B Management serves as the investment manager to all the Portfolios (except Neuberger & Berman INTERNATIONAL Portfolio) pursuant to a management agreement with Equity Managers Trust, dated as of August 2, 1993 ("EMT Management Agreement"). The EMT Management Agreement was approved by the holders of the interests in all the Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE Portfolio) on August 2, 1993, and by the holders of the interests in Neuberger & Berman SOCIALLY RESPONSIVE Portfolio on March 9, 1994. That Portfolio was authorized to become subject to the EMT Management Agreement by vote of the Portfolio Trustees on October 20, 1993, and became subject to it on March 14, 1994. N&B Management serves as the investment manager to Neuberger & Berman INTERNATIONAL Portfolio pursuant to a management agreement with Global Managers Trust, dated as of November 1, 1995 ("GMT Management Agreement"). The GMT Management Agreement was approved by the holders of the interests in Neuberger & Berman INTERNATIONAL Portfolio on October 26, 1995. That Portfolio was authorized to become subject to the GMT Management Agreement by vote of the Portfolio Trustees on August 8, 1995, and became subject to it on November 1, 1995.

         The EMT Management Agreement and GMT Management Agreement ("Management Agreements") provide, in substance, that N&B Management will make and implement investment decisions for the Portfolios in its discretion and will continuously develop an investment program for the Portfolios' assets. The Management Agreements permit N&B Management to effect securities transactions on behalf of each Portfolio through associated persons of N&B Management. The Management Agreements also specifically permit N&B Management to compensate, through higher commissions, brokers and dealers who provide investment research and analysis to the Portfolios, although N&B Management has no current plans to pay a material amount of such compensation.


         N&B Management provides to each Portfolio, without separate cost, office space, equipment, and facilities and the personnel necessary to perform executive, administrative, and clerical functions. N&B Management pays all salaries, expenses, and fees of the officers, trustees, and employees of the Managers Trusts who are officers, directors, or employees of N&B Management. Two directors of N&B Management (who also are principals of Neuberger & Berman), one of whom also serves as an officer of N&B Management, presently serve as trustees and/or officers of the Trusts. See "Trustees and Officers." Each Portfolio pays N&B Management a management fee based on the Portfolio's average daily net assets, as described in the Prospectus.


         N&B Management provides similar facilities, services, and personnel to each Fund pursuant to an administration agreement with the Trust, dated May 1, 1995 ("Administration Agreement"). Neuberger & Berman INTERNATIONAL Fund was authorized to become subject to the Administration Agreement by vote of the Fund Trustees on August 11, 1995, and became subject to it on November 1, 1995. For such administrative services, each Fund pays N&B Management a fee based on the Fund's average daily net assets, as described in the Prospectus.

         Under the Administration Agreement, N&B Management also provides to each Fund and its shareholders certain shareholder, shareholder- related, and other services that are not furnished by the Fund's shareholder servicing agent. N&B Management provides the direct shareholder services specified in the Administration Agreement, assists the shareholder servicing agent in the development and implementation of specified programs and systems to enhance overall shareholder servicing capabilities, solicits and gathers shareholder proxies, performs services connected with the qualification of each Fund's shares for sale in various states, and furnishes other services the parties agree from time to time should be provided under the Administration Agreement.

         From time to time, N&B Management or a Fund may enter into arrangements with registered broker-dealers or other third parties pursuant to which it pays the broker-dealer or third party a per account fee or a fee based on a percentage of the aggregate net asset value of Fund shares purchased by the broker-dealer or third party on behalf of its customers, in payment for administrative and other services rendered to such customers.

         Because Neuberger & Berman INTERNATIONAL Portfolio has its principal offices in the Cayman Islands, Global Managers Trust has entered into an Administrative Services Agreement with State Street Cayman Trust Company Ltd. ("State Street Cayman"), Elizabethan Square, P.O. Box 1984, George Town, Grand Cayman, Cayman Islands, British West Indies, effective August 31, 1994. Under the Administrative Services Agreement, State Street Cayman provides sufficient personnel and suitable facilities for the principal offices of Neuberger &

Berman INTERNATIONAL Portfolio and provides certain administrative, fund accounting, and transfer agency services with respect to that Portfolio. The Administrative Services Agreement terminates if assigned by State Street Cayman; however, State Street Cayman is permitted to, and does, employ an affiliate, State Street Canada, Inc., to perform certain accounting functions.

         Prior to November 1, 1995, Neuberger & Berman INTERNATIONAL Portfolio was advised by BNP-N&B Global pursuant to an investment advisory agreement dated June 15, 1994. During that period, BNP-N&B Global voluntarily reimbursed the Portfolio to the extent that its operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceeded 0.70% per annum of the Portfolio's average daily net assets. N&B Management provided the Portfolio with administrative services pursuant to a separate administration agreement dated June 15, 1994. Prior to November 1, 1995, N&B Management provided similar services to the Fund pursuant to an administration agreement dated June 15, 1994 and amended May 1, 1995.

         During the fiscal years ended August 31, 1996, 1995 and 1994, Neuberger & Berman MANHATTAN Fund accrued management and administration fees of $4,716,468, $3,685,282 and $3,512,058, respectively. During the fiscal years ended August 31, 1996, 1995 and 1994, Neuberger & Berman GENESIS Fund accrued management and administration fees of $1,535,678, $1,155,623 and $1,245,944, respectively. During the fiscal year ended August 31, 1996 and the period from May 1, 1995 to August 31, 1995, N&B Management waived $138,187 and $35,769, respectively, of management fees that otherwise would have been borne indirectly by Neuberger & Berman GENESIS Fund. During the fiscal years ended August 31, 1996, 1995 and 1994, Neuberger & Berman FOCUS Fund accrued management and administration fees of $8,144,099, $5,114,879 and $4,066,847, respectively. During the fiscal years ended August 31, 1996, 1995 and 1994, Neuberger & Berman GUARDIAN Fund accrued management and administration fees of $32,628,373, $18,549,364 and $12,798,776, respectively. During the fiscal years ended August 31, 1996, 1995 and 1994, Neuberger & Berman PARTNERS Fund accrued management and administration fees of $13,049,313, $9,233,615 and $8,090,161, respectively.


         During the fiscal years ended August 31, 1996 and 1995 and the period from March 16, 1994 (commencement of operations) to August 31, 1994, Neuberger & Berman SOCIALLY RESPONSIVE Fund accrued management and administration fees of $145,742, $37,197 and $3,082, respectively. For those same periods, N&B Management reimbursed that Fund for $34,074, $78,940 and $25,172, respectively, of expenses. During the fiscal years ended August 31, 1996 and 1995 and the period from June 15, 1994 (commencement of operations) through August 31, 1994, Neuberger & Berman INTERNATIONAL Fund accrued advisory or management and administration fees of $469,310, $317,147 and $30,926, respectively. For those same periods, BNP-N&B Global and N&B Management reimbursed that Fund for $282,021, $407,108 and $94,246, respectively, in expenses.

         Prior to May 1, 1995, the shareholder services described above were provided pursuant to a separate agreement between the Trust and N&B Management. As compensation for these services, each Fund paid N&B Management a monthly fee calculated at the annual rate of 0.04% of the average daily net assets of that Fund. Before February 1, 1994, the monthly fee under the shareholder service agreement then in effect was at the annual rate of $6 per shareholder account. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman MANHATTAN Fund paid and accrued $127,079 and $238,777, respectively, for these services. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman GENESIS Fund paid and accrued $29,930 and $51,345, respectively, for these services. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman FOCUS Fund paid and accrued $169,437 and $208,303, respectively, for these services. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman GUARDIAN Fund paid and accrued $670,627 and $714,032, respectively, for these services. During the period from September 1, 1994 to April 30, 1995, and the fiscal year ended August 31, 1994, Neuberger & Berman PARTNERS Fund paid and accrued $340,751 and $430,948, respectively, for these services. For the period from September 1, 1994 to April 30, 1995, and for the period from March 16, 1994 (commencement of operations) until August 31, 1994, Neuberger & Berman SOCIALLY RESPONSIVE Fund paid and accrued $1,085 and $174, respectively, for these services. For the period from September 1, 1995 to April 30, 1995, and for the period from June 15, 1994 (commencement of operations) to August 31, 1994, Neuberger & Berman INTERNATIONAL Fund paid and accrued $4,178 and $342, respectively, for these services.


         The Management Agreements continue with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto. The Management Agreements are renewable thereafter from year to year with respect to each Portfolio, so long as their continuance is approved at least annually (1) by the vote of a majority of the Portfolio Trustees who are not "interested persons" of N&B Management or the corresponding Managers Trust ("Independent Portfolio Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Portfolio
Trustees or by a 1940 Act majority vote of the outstanding interests in that Portfolio. The Administration Agreement continues with respect to each Fund for a period of two years after the date the Fund became subject thereto. The Administration Agreement is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually (1) by the vote of a majority of the Fund Trustees who are not "interested persons" of N&B Management or the Trust ("Independent Fund Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (2) by the vote of a majority of the Fund Trustees or by a 1940 Act majority vote of the outstanding shares in that Fund.


         The Management Agreements are terminable, without penalty, with respect to a Portfolio on 60 days' written notice either by the corresponding Managers Trust or by N&B Management. The Administration Agreement is terminable, without penalty, with respect to a Fund on 60 days' written notice either by N&B Management or by the Trust. Each Agreement terminates automatically if it is assigned.





SUB-ADVISER

         N&B Management retains Neuberger & Berman, 605 Third Avenue, New York, NY 10158-3698, as sub-adviser with respect to each Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) pursuant to a sub-advisory agreement dated August 2, 1993 ("EMT Sub-Advisory Agreement"). The EMT Sub-Advisory Agreement was approved by the holders of the interests in the Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE Portfolio) on August 2, 1993, and by the holders of the interests in Neuberger & Berman SOCIALLY RESPONSIVE Portfolio on March 9, 1994. That Portfolio was authorized to become subject to the EMT Sub-Advisory Agreement by vote of the Portfolio Trustees on October 20, 1993, and became subject to it on March 14, 1994. N&B Management retains Neuberger & Berman as sub-adviser with respect to Neuberger & Berman INTERNATIONAL Portfolio pursuant to a sub-advisory agreement dated November 1, 1995 ("GMT Sub-Advisory Agreement"). The GMT Sub-Advisory Agreement was approved by the holders of the interests in the Neuberger & Berman INTERNATIONAL Portfolio on October 26, 1995. That Portfolio was authorized to become subject to the GMT Sub-Advisory Agreement by vote of the Portfolio Trustees on August 8, 1995, and became subject to it on November 1, 1995.

         The EMT Sub-Advisory Agreement and GMT Sub-Advisory Agreement ("Sub-Advisory Agreements") provide in substance that Neuberger & Berman will furnish to N&B Management, upon reasonable request, the same type of investment recommendations and research that Neuberger & Berman, from time to time, provides to its principals and employees for use in managing client accounts. In this manner, N&B Management expects to have available to it, in addition to research from other professional sources, the capability of the research staff of Neuberger & Berman. This staff consists of approximately fourteen investment analysts, each of whom specializes in studying one or more industries, under the supervision of the Director of Research, who is also available for consultation with N&B Management. The Sub-Advisory Agreements provide that N&B Management will pay for the services rendered by Neuberger & Berman based on the direct and indirect costs to Neuberger & Berman in connection with those services. Neuberger & Berman also serves as sub-adviser for all of the other mutual funds managed by N&B Management.


         The Sub-Advisory Agreements continue with respect to each Portfolio for a period of two years after the date the Portfolio became subject thereto and are renewable from year to year, subject to approval of their continuance in the same manner as the Management Agreements. The Sub-Advisory Agreements are subject to termination, without penalty, with respect to each Portfolio by the Portfolio Trustees or a 1940 Act majority vote of the outstanding interests in that Portfolio, by N&B Management, or by Neuberger & Berman on not less than 30 nor more than 60 days' written notice. The Sub-Advisory Agreements also terminate automatically with respect to each Portfolio if they are assigned or if the Management Agreement terminates with respect to that Portfolio.

         Most money managers that come to the Neuberger & Berman organization have at least fifteen years experience. Neuberger & Berman and N&B Management employ experienced professionals that work in a competitive environment.

INVESTMENT COMPANIES MANAGED
----------------------------

         N&B Management currently serves as investment manager of the following investment companies. As of September 30, 1996, these companies, along with three other investment companies advised by Neuberger & Berman, had aggregate net assets of approximately $13.9 billion, as shown in the following list:


                                                            Approximate
                                                            Net Assets at
NAME                                                        SEPTEMBER 30, 1996

Neuberger & Berman Cash Reserves Portfolio........................$527,447,493
         (investment portfolio for Neuberger & Berman Cash
         Reserves)

Neuberger & Berman Government Money Portfolio.....................$319,705,018
         (investment portfolio for Neuberger & Berman Government
         Money Fund)

Neuberger & Berman Limited Maturity Bond Portfolio................$268,892,148
         (investment portfolio for Neuberger & Berman Limited
         Maturity Bond Fund and Neuberger & Berman Limited
         Maturity Bond Trust)

Neuberger & Berman Municipal Money Portfolio......................$141,116,062
         (investment portfolio for Neuberger & Berman Municipal
         Money Fund)

Neuberger & Berman Municipal Securities Portfolio..................$38,416,801
         (investment portfolio for Neuberger & Berman Municipal
         Securities Trust)

Neuberger & Berman New York Insured Intermediate ...................$9,575,489
         Portfolio
         (investment portfolio for Neuberger & Berman New York
         Insured Intermediate Fund)

Neuberger & Berman Ultra Short Bond Portfolio......................$96,306,004
         (investment portfolio for Neuberger & Berman Ultra Short Bond
         Fund and Neuberger & Berman Ultra Short Bond Trust)

Neuberger & Berman Focus Portfolio..............................$1,174,138,341
         (investment portfolio for Neuberger & Berman Focus Fund,
         Neuberger & Berman Focus Trust and Neuberger & Berman Focus
         Assets)

Neuberger & Berman Genesis Portfolio..............................$287,653,131
         (investment portfolio for Neuberger & Berman Genesis Fund and Neuberger & Berman Genesis Trust)

Neuberger & Berman Guardian Portfolio.........................  $6,513,577,557
         (investment portfolio for Neuberger & Berman Guardian Fund,
         Neuberger & Berman Guardian Trust and Neuberger & Berman Guardian
         Assets)

Neuberger & Berman International Portfolio.........................$59,969,278
         (investment portfolio for Neuberger & Berman International Fund)

Neuberger & Berman Manhattan Portfolio............................$592,681,290
         (investment portfolio for Neuberger & Berman Manhattan Fund, Neuberger & Berman Manhattan Trust and Neuberger & Berman
         Manhattan Assets)

Neuberger & Berman Partners Portfolio...........................$2,112,475,324
         (investment portfolio for Neuberger & Berman Partners Fund,
         Neuberger & Berman Partners Trust and Neuberger & Berman Partners
         Assets)

Neuberger & Berman Socially Responsive............................$167,005,429
         Portfolio
         (investment portfolio for Neuberger & Berman Socially Responsive
         Fund and Neuberger & Berman NYCDC Socially Responsive Trust)

Advisers Managers Trust.........................................$1,468,727,224
         (six series)


         In addition, Neuberger & Berman serves as investment adviser to three investment companies, Plan Investment Fund, Inc., AHA Investment Fund, Inc., and AHA Full Maturity, with assets of $61,738,329, $77,498,236, and $26,954,887, respectively, at September 30, 1996.


         The investment decisions concerning the Portfolios and the other mutual funds managed by N&B Management (collectively, "Other N&B Funds") have been and will continue to be made independently of one another. In terms of their investment objectives, most of the Other N&B Funds differ from the Portfolios. Even where the investment objectives are similar, however, the methods used by the Other N&B Funds and the Portfolios to achieve their objectives may differ. The investment results achieved by all of the mutual funds managed by N&B Management have varied from one another in the past and are likely to vary in the future.


         There may be occasions when a Portfolio and one or more of the Other N&B Funds or other accounts managed by Neuberger & Berman are contemporaneously engaged in purchasing or selling the same securities from or to third parties. When this occurs, the transactions are averaged as to price and allocated, in terms of amount, in accordance with a formula considered to be equitable to the funds involved. Although in some cases this arrangement may have a detrimental effect on the price or volume of the securities as to a Portfolio, in other cases it is believed that a Portfolio's ability to participate in volume transactions may produce better executions for it. In any case, it is the judgment of the Portfolio Trustees that the desirability of the Portfolios' having their advisory arrangements with N&B Management outweighs any disadvantages that may result from contemporaneous transactions.

         The Portfolios are subject to certain limitations imposed on all advisory clients of Neuberger & Berman (including the Portfolios, the Other N&B Funds, and other managed accounts) and personnel of Neuberger & Berman and its affiliates. These include, for example, limits that may be imposed in certain industries or by certain companies, and policies of Neuberger & Berman that limit the aggregate purchases, by all accounts under management, of the outstanding shares of public companies.

MANAGEMENT AND CONTROL OF N&B MANAGEMENT

         The directors and officers of N&B Management, all of whom have offices at the same address as N&B Management, are Richard A. Cantor, Chairman of the Board and director; Stanley Egener, President and director; Theodore P. Giuliano, Vice President and director; Michael M. Kassen, Vice President and director; Irwin Lainoff, director; Lawrence Zicklin, director; Daniel J.
Sullivan, Senior Vice President; Peter E. Sundman, Senior Vice President; Michael J. Weiner, Senior Vice President; Claudia A. Brandon, Vice President; Patrick T. Byrne, Vice President; William Cunningham, Vice President; Clara Del Villar, Vice President; Mark R. Goldstein, Vice President; Farha-Joyce Haboucha, Vice President; Michael Lamberti, Vice President; Josephine P. Mahaney, Vice President; Lawrence Marx III, Vice President; Ellen Metzger, Vice President and Secretary; Janet W. Prindle, Vice President; Felix Rovelli, Vice President; Richard Russell, Vice President; Kent C. Simons, Vice President; Frederick B. Soule, Vice President; Judith M. Vale, Vice President; Susan Walsh, Vice President; Thomas Wolfe, Vice President; Andrea Trachtenberg, Vice President of Marketing; Robert Conti, Treasurer; Stacy Cooper-Shugrue, Assistant Vice President; Robert Cresci, Assistant Vice President; Barbara DiGiorgio, Assistant Vice President; Roberta D'Orio, Assistant Vice President; Joseph G. Galli, Assistant Vice President; Robert I. Gendelman, Assistant Vice President; Leslie Holliday- Soto, Assistant Vice President; Jody L. Irwin, Assistant Vice President; Carmen G. Martinez, Assistant Vice President; Paul Metzger, Assistant Vice President; Joseph S. Quirk, Assistant Vice President; Kevin L. Risen, Assistant Vice President; Susan Switzer, Assistant Vice President; Celeste Wischerth, Assistant Vice President; KimMarie Zamot, Assistant Vice President; and Loraine Olavarria, Assistant Secretary. Messrs. Cantor, Egener, Giuliano, Lainoff, Zicklin, Goldstein, Kassen, Marx, and Simons and Mmes. Prindle and Vale are principals of Neuberger & Berman.


         Mr. Egener is a trustee and officer of the Trust and the Managers Trusts. Mr. Zicklin is a trustee of the Trust and Equity Managers Trust and an officer of the Trust and the Managers Trusts. Messrs. Sullivan, Weiner, and

Russell and Mmes. Brandon, Cooper-Shugrue, DiGiorgio, and Wischerth are officers of each Trust. C. Carl Randolph, a principal of Neuberger & Berman, also is an officer of each Trust.


         All of the outstanding voting stock in N&B Management is owned by persons who are also principals of Neuberger & Berman.


                           DISTRIBUTION ARRANGEMENTS

         N&B Management serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. In connection with the sale of its shares, each Fund has authorized the Distributor to give only the information, and to make only the statements and representations, contained in the Prospectus and this SAI or that properly may be included in sales literature and advertisements in accordance with the 1933 Act, the 1940 Act, and applicable rules of self-regulatory organizations. Sales may be made only by the Prospectus, which may be delivered personally, through the mails, or by electronic means. The Distributor is the Funds' "principal underwriter" within the meaning of the 1940 Act and, as such, acts as agent in arranging for the sale of each Fund's shares without sales commission or other compensation and bears all advertising and promotion expenses incurred in the sale of the Funds' shares.


         The Distributor or one of its affiliates may, from time to time, deem it desirable to offer to shareholders of the Funds, through use of their shareholder lists, the shares of other mutual funds for which the Distributor acts as distributor or other products or services. Any such use of the Funds' shareholder lists, however, will be made subject to terms and conditions, if any, approved by a majority of the Independent Fund Trustees. These lists will not be used to offer the Funds' shareholders any investment products or services other than those managed or distributed by N&B Management or Neuberger & Berman.


         The Trust, on behalf of each Fund, and the Distributor are parties to a Distribution Agreement that continues until August 2, 1997. The Distribution Agreement may be renewed annually if specifically approved by (1) the vote of a majority of the Fund Trustees or a 1940 Act majority vote of the Fund's outstanding shares and (2) the vote of a majority of the Independent Fund Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated by either party and will terminate automatically on its assignment, in the same manner as the Management Agreements.

                        ADDITIONAL PURCHASE INFORMATION

AUTOMATIC INVESTING AND DOLLAR COST AVERAGING

         Shareholders may arrange to have a fixed amount automatically invested in Fund shares each month. To do so, a shareholder must complete an application, available from the Distributor, electing to have automatic investments funded either through (1) redemptions from his or her account in a money market fund for which N&B Management serves as investment manager or (2) withdrawals from the shareholder's checking account. In either case, the minimum monthly investment is $100. A shareholder who elects to participate in automatic investing through his or her checking account must include a voided check with the completed application. A completed application should be sent to Neuberger & Berman Management Incorporated, 605 Third Avenue, 2nd Floor, New York, NY 10158-0180.

         Automatic investing enables a shareholder to take advantage of "dollar cost averaging." As a result of dollar cost averaging, a shareholder's average cost of Fund shares generally would be lower than if the shareholder purchased a fixed number of shares at the same pre-set intervals. Additional information on dollar cost averaging may be obtained from the Distributor.


                        ADDITIONAL EXCHANGE INFORMATION

         As more fully set forth in the section of the Prospectus entitled "Shareholder Services -- Exchange Privilege," shareholders may redeem at least $1,000 worth of a Fund's shares and invest the proceeds in shares of one or more of the other Funds or the Income and Municipal Funds that are briefly described below, provided that the minimum investment requirements of the other fund(s) are met.



INCOME FUNDS
------------

Neuberger & Berman                 A U.S. Government money market fund
Government Money Fund              seeking maximum safety and liquidity and
                                   the highest available current income. The corresponding portfolio invests only in U.S.
                                   Treasury obligations and other money market instruments backed by the full faith and credit of the United States. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger & Berman                 A money market fund seeking the highest
Cash Reserves                      current income consistent with safety
                                   and liquidity. The corresponding
                                   portfolio invests in high-quality money
                                   market instruments.  It seeks to
                                   maintain a constant purchase and
                                   redemption price of $1.00.

Neuberger & Berman                 Seeks current income with minimal risk
Ultra Short Bond Fund              to principal and liquidity.  The
                                   corresponding   portfolio  invests  in  money
                                   market instruments and investment grade debt securities of government and non-government issuers. Maximum average duration of two years.

Neuberger & Berman                 Seeks the highest current income con-
Limited Maturity Bond Fund         sistent with low risk to principal and
                                   liquidity and, secondarily, total return. The
                                   corresponding   portfolio   invests  in  debt
                                   securities,   primarily   investment   grade;
                                   maximum 10% below investment grade, but no lower than B.*/ Maximum average duration of four years.

MUNICIPAL FUNDS
---------------

Neuberger & Berman                 A money market fund seeking the maximum
Municipal Money Fund               current income exempt from federal
                                   income  tax,   consistent   with  safety  and
                                   liquidity.    The   corresponding   portfolio
                                   invests in high-quality, short-term municipal securities. It seeks to maintain a constant purchase and redemption price of $1.00.

Neuberger & Berman                 Seeks high current tax-exempt income
Municipal Securities Trust         with low risk to principal, limited
                                   price   fluctuation,   and   liquidity   and,
                                   secondarily,  total return. The corresponding
                                   portfolio   invests   in   investment   grade
                                   municipal    securities.    Maximum   average
                                   duration of 10 years.

Neuberger & Berman                 Seeks a high level of current income
New York Insured exempt            from federal income tax and New
Intermediate Fund                  York State and New York City
                                   personal income taxes, consistent with
                                   preservation of capital.  Maximum
                                   average duration of 10 years.


---------------------------

*/ As rated by Moody's or S&P or, if unrated by either of those entities, determined by N&B Management to be of comparable quality.


         Any Fund described herein, and any of the Income or Municipal Funds, may terminate or modify its exchange privilege in the future.

         Fund shareholders who are considering exchanging shares into any of the Income or Municipal Funds should note that each such fund (1) is a series of a Delaware business trust (named "Neuberger & Berman Income Funds") that is registered with the SEC as an open-end management investment company, and (2) invests all of its net investable assets in a corresponding portfolio that has an investment objective, policies, and limitations identical to those of the fund.


         Before effecting an exchange, Fund shareholders must obtain and should review a currently effective prospectus of the fund into which the exchange is to be made. The Income and Municipal Funds share a prospectus. An exchange is treated as a sale for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized.

         There can be no assurance that Neuberger & Berman Government Money Fund, Neuberger & Berman Cash Reserves, or Neuberger & Berman Municipal Money Fund, each of which is a money market fund that seeks to maintain a constant purchase and redemption price of $1.00, will be able to maintain that price. An investment in any of the above-referenced funds, as in any other mutual fund, is neither insured nor guaranteed by the U.S. Government.


                       ADDITIONAL REDEMPTION INFORMATION

SUSPENSION OF REDEMPTIONS

         The right to redeem a Fund's shares may be suspended or payment of the redemption price postponed (1) when the NYSE is closed (other than weekend and holiday closings), (2) when trading on the NYSE is restricted, (3) when an emergency exists as a result of which it is not reasonably practicable for its corresponding Portfolio to dispose of securities it owns or fairly to determine the value of its net assets, or (4) for such other period as the SEC may by order permit for the protection of the Fund's shareholders. Applicable SEC rules and regulations shall govern whether the conditions prescribed in (2) or (3) exist. If the right of redemption is suspended, shareholders may withdraw their offers of redemption, or they will receive payment at the NAV per share in effect at the close of business on the first day the NYSE is open ("Business Day") after termination of the suspension.

REDEMPTIONS IN KIND

         Each Fund reserves the right, under certain conditions, to honor any request for redemption (or a combination of requests from the same shareholder in any 90-day period) exceeding $250,000 or 1% of the net assets of the Fund, whichever is less, by making payment in whole or in part in securities valued as described under "Share Prices and Net Asset Value" in the Prospectus. If payment is made in securities, a shareholder generally will incur brokerage expenses or other transaction costs in converting those securities into cash and will be subject to fluctuation in the market prices of those securities until they are sold. The Funds do not redeem in kind under normal circumstances, but would do so when the Fund Trustees determined that it was in the best interests of a Fund's shareholders as a whole.


                       DIVIDENDS AND OTHER DISTRIBUTIONS

         Each  Fund   distributes   to  its   shareholders   amounts   equal  to
substantially all of its share of any net investment income (after deducting expenses incurred directly by the Fund), any net realized capital gains (both long-term and short-term), and any net realized gains from foreign currency transactions earned or realized by its corresponding Portfolio. Each Fund calculates its net investment income and NAV per share as of the close of regular trading on the NYSE on each Business Day (usually 4:00 p.m. Eastern time).


         A Portfolio's net investment income consists of all income accrued on portfolio assets less accrued expenses, but does not include capital and foreign currency gains and losses. Net investment income and realized gains and losses are reflected in a Portfolio's NAV (and, hence, its corresponding Fund's NAV) until they are distributed. Dividends from net investment income and distributions of net realized capital and foreign currency gains, if any, normally are paid once annually, in December, except that Neuberger & Berman GUARDIAN Fund distributes substantially all of its share of Neuberger & Berman GUARDIAN Portfolio's net investment income, if any, near the end of each calendar quarter.


         Dividends and other distributions are automatically reinvested in additional shares of the distributing Fund, unless the shareholder elects to receive them in cash ("cash election"). Shareholders may make a cash election on the original account application or at a later date by writing to State Street Bank and Trust Company ("State Street"), c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. Cash distributions can be paid through an electronic transfer to a bank account designated in the shareholder's original account application. To the extent dividends and other distributions are subject to federal, state, or local income taxation, they are taxable to the shareholders whether received in cash or reinvested in Fund shares.


         A cash election with respect to any Fund remains in effect until the shareholder notifies State Street in writing to discontinue the election. If it is determined, however, that the U.S. Postal Service cannot properly deliver Fund mailings to the shareholder or if checks remain uncashed for 180 days, the Fund will terminate the shareholder's cash election. Thereafter, the shareholder's dividends and other distributions will automatically be reinvested in additional Fund shares until the shareholder notifies State Street or the Fund in writing of his or her correct address and requests in writing that the cash election be reinstated.

                          ADDITIONAL TAX INFORMATION

TAXATION OF THE FUNDS

         In order to continue to qualify for treatment as a RIC under the Code, each Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions) ("Distribution Requirement") and must meet several additional requirements. With respect to each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from Financial Instruments) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) the Fund must derive less than 30% of its gross income each taxable year from the sale or other disposition of securities, or any of the following, that were held for less than three months -- (i) Financial Instruments (other than those on foreign currencies), or (ii) foreign currencies or Financial Instruments thereon that are not directly related to the Fund's principal business of investing in securities (or options and futures with respect thereto) ("Short-Short Limitation"); and (3) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or securities of other RICs) of any one issuer.

         The Funds (except Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Funds) have received rulings from the Internal Revenue Service ("Service") that each such Fund, as an investor in its corresponding Portfolio, will be deemed to own a proportionate share of the Portfolio's assets and income for purposes of determining whether the Fund satisfies all the requirements described above to qualify as a RIC. Although these rulings may not be relied on as precedent by Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Funds, N&B Management believes that the reasoning thereof and, hence, their conclusion apply to those Funds as well.

         Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ended on October 31 of that year, plus certain other amounts.

         See the next section for a discussion of the tax consequences to the Funds of distributions to them from the Portfolios, investments by the Portfolios in certain securities, and hedging transactions engaged in by the Portfolios.

TAXATION OF THE PORTFOLIOS

         The Portfolios (except Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios) have received rulings from the Service to the effect that, among other things, each such Portfolio will be treated as a separate partnership for federal income tax purposes and will not be a "publicly traded partnership." Although these rulings may not be relied on as precedent by Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios, N&B Management believes the reasoning thereof and, hence, their conclusion apply to those Portfolios as well. As a result, no Portfolio is subject to federal income tax; instead, each investor in a Portfolio, such as a Fund, is required to take into account in determining its federal income tax liability its share of the Portfolio's income, gains, losses, deductions, and credits, without regard to whether it has received any cash distributions from the Portfolio. Each Portfolio also is not subject to Delaware or New York income or franchise tax.

         Because each Fund is deemed to own a proportionate share of its corresponding Portfolio's assets and income for purposes of determining whether the Fund qualifies as a RIC, each Portfolio intends to continue to conduct its operations so that its corresponding Fund will be able to continue to satisfy all those requirements.

         Distributions to a Fund from its corresponding Portfolio (whether pursuant to a partial or complete withdrawal or otherwise) will not result in the Fund's recognition of any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent any cash that is distributed exceeds the Fund's basis for its interest in the Portfolio before the distribution, (2) income or gain will be recognized if the distribution is in liquidation of the Fund's entire interest in the Portfolio and includes a disproportionate share of any unrealized receivables held by the Portfolio, (3) loss will be recognized if a liquidation distribution consists solely of cash and/or unrealized receivables, and (4) gain or loss may be recognized on a distribution to a Fund that contributed property to a Portfolio (all Funds other than Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Funds). A Fund's basis for its interest in its corresponding Portfolio generally equals the amount of cash and the basis of any property the Fund invests in the Portfolio, increased by the Fund's share of the Portfolio's net income and capital gains and decreased by (1) the amount of cash and the basis of any property the Portfolio distributes to the Fund and (2) the Fund's share of the Portfolio's losses.


         Dividends and interest received by a Portfolio may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions ("foreign taxes") that would reduce the yield on its securities. Tax treaties between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


         If more than 50% of the value of Neuberger & Berman INTERNATIONAL Fund's total assets (taking into account its share of Neuberger & Berman INTERNATIONAL Portfolio's total assets) at the close of its taxable year consists of securities of foreign corporations, that Fund will be eligible to, and may, file an election with the Service that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to the Fund's share of any foreign taxes paid by the Portfolio ("Fund's foreign taxes"). Pursuant to the election, Neuberger & Berman INTERNATIONAL Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (1) include in gross income, and treat as paid by such taxpayer, his or her share of those taxes, (2) treat his or her share of those taxes and of any dividend paid by the Fund that represents its share of the Portfolio's income from foreign or U.S. possessions sources as his or her own income from those sources, and (3) either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his or her federal income tax. Neuberger & Berman INTERNATIONAL Fund will report to its shareholders shortly after each taxable year their respective shares of the Fund's foreign taxes and income (taking into account its share of the Portfolio's income) from sources within foreign countries and U.S.
possessions if it makes this election.


         A Portfolio may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, if a Portfolio holds stock of a PFIC, its corresponding Fund (indirectly through its interest in the

Portfolio) will be subject to federal income tax on its share of a portion of any "excess distribution" received by the Portfolio on the stock or of any gain on the Portfolio's disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes its share of the PFIC income as a taxable dividend to its shareholders. The balance of the Fund's share of the PFIC income will be included in its investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.


         If a Portfolio invests in a PFIC and elects to treat the PFIC as a "qualified electing fund," then in lieu of its corresponding Fund's incurring the foregoing tax and interest obligation, the Fund would be required to include in income each year its share of the Portfolio's pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain (the excess of net long-term capital gain over net short-term capital loss) -- which most likely would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Portfolio. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.


         Pursuant to proposed regulations, open-end RICs, such as the Funds, would be entitled to elect to mark to market their stock in certain PFICs. Marking to market, in this context, means recognizing as gain for each taxable year the excess, as of the end of that year, of the fair market value of each such PFIC's stock over the adjusted basis in that stock (including mark-to-market gain for each prior year for which an election was in effect).


         The Portfolios' use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the character and timing of recognition of the gains and losses the Portfolios realize in connection therewith. Gains from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from Financial Instruments derived by the Portfolio with respect to its business of investing in securities or foreign currencies, will qualify as permissible income for its corresponding Fund under the Income Requirement. However, income from the disposition by a Portfolio of Financial Instruments (other than those on foreign currencies) will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months. Income from the disposition of foreign currencies, and Financial
Instruments on foreign currencies, that are not directly related to a Portfolio's principal business of investing in securities (or options and futures with respect thereto) also will be subject to the Short-Short Limitation for its corresponding Fund if they are held for less than three months.


         If a Portfolio satisfies certain requirements, any increase in value of a position that is part of a "designated hedge" will be offset by any decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether its corresponding Fund satisfies the Short-Short Limitation. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Portfolio will consider whether it should seek to satisfy those requirements to enable its corresponding Fund to qualify for this treatment for hedging transactions. To the extent a Portfolio does not do so, it may be forced to defer the closing out of certain Financial Instruments or foreign currency positions beyond the time when it otherwise would be advantageous to do so, in order for its corresponding Fund to continue to qualify as a RIC.

         Exchange-traded futures contracts and listed options thereon ("Section 1256 contracts") are required to be marked to market (that is, treated as having been sold at market value) at the end of a Portfolio's taxable year. Sixty percent of any gain or loss recognized as a result of these "deemed sales," and 60% of any net realized gain or loss from any actual sales, of Section 1256 contracts are treated as long-term capital gain or loss; the remainder is treated as short-term capital gain or loss.

         Each of Neuberger & Berman PARTNERS and Neuberger & Berman SOCIALLY RESPONSIVE Portfolios may acquire zero coupon securities or other securities issued with original issue discount ("OID"). As a holder of those securities, each such Portfolio (and, through it, its corresponding Fund) must take into account the OID that accrues on the securities during the taxable year, even if it receives no corresponding payment on the securities during the year. Because each such Fund annually must distribute substantially all of its investment company taxable income (including its share of its corresponding Portfolio's accrued OID) to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, the Fund may be required in a particular year to distribute as a dividend an amount that is greater than its share of the total amount of cash its corresponding Portfolio actually receives. Those distributions will be made from a Fund's (or its share of its corresponding Portfolio's) cash assets or, if necessary, from the proceeds of sales of that Portfolio's securities. A Portfolio may realize capital gains or losses from those sales, which would increase or decrease its corresponding Fund's investment company taxable income and/or net capital gain. In addition, any such gains may be realized on the disposition of securities held for less than three months. Because of the Short-Short Limitation, any such gains would reduce a Portfolio's ability to sell other securities, or certain Financial Instruments or foreign currency positions, held for less than three months that it might wish to sell in the ordinary course of its portfolio management.

TAXATION OF THE FUNDS' SHAREHOLDERS

         If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

         Each Fund is required to withhold 31% of all dividends, other distributions, and redemption proceeds payable to any individuals and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number. Withholding at that rate also is required from dividends and other distributions payable to such shareholders who otherwise are subject to backup withholding.

         As described under "How to Sell Shares" in the Prospectus, a Fund may close a shareholder's account with the Fund and redeem the remaining shares if the account balance falls below the specified minimum and the shareholder fails to reestablish the minimum balance after being given the opportunity to do so. If an account that is closed pursuant to the foregoing was maintained for an IRA or a qualified retirement plan (including a simplified employee pension plan, Keogh plan, corporate profit-sharing and money purchase pension plan, Code section 401(k) plan, and Code section 403(b)(7) account), the Fund's payment of the redemption proceeds may result in adverse tax consequences for the accountholder. The accountholder should consult his or her tax adviser regarding any such consequences.


                            PORTFOLIO TRANSACTIONS

         Neuberger & Berman acts as principal broker for each Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio) in the purchase and sale of its portfolio securities (other than the substantial portion of the portfolio transactions of Neuberger & Berman GENESIS Portfolio that involves securities traded on the OTC market; that Portfolio purchases and sells OTC securities in principal transactions with dealers who are the principal market makers for such securities) and in connection with the purchase and sale of options on its securities. Neuberger & Berman may act as broker for Neuberger & Berman INTERNATIONAL Portfolio.

         During the fiscal year ended August 31, 1994, Neuberger & Berman MANHATTAN Portfolio paid brokerage commissions of $655,640, of which $525,610 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1995, that Portfolio paid brokerage commissions of $654,982, of which $436,568 was paid to Neuberger & Berman.

         During the fiscal year ended August 31, 1996, Neuberger & Berman MANHATTAN Portfolio paid brokerage commissions of $940,324, of which $543,020 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 65.36% of the aggregate dollar amount of transactions involving the payment of commissions, and 57.75% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1996. 85.38% of the $397,304 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $144,595,529) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1996, that Portfolio acquired securities of the following of its "regular brokers or

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dealers" (as defined in the 1940 Act) ("Regular B/Ds"): Bear Stearns & Co. Inc.,
Exxon Credit Corp., General Electric Capital Corp., and Morgan Stanley & Co., Inc.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: Bear Stearns & Co. Inc., $5,142,500 and Morgan Stanley & Co., Inc., $10,266,250.

         During the fiscal year ended August 31, 1994, Neuberger & Berman GENESIS Portfolio paid brokerage commissions of $287,587, of which $170,883 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1995, that Portfolio paid brokerage commissions of $199,718, of which $118,014 was paid to Neuberger & Berman.

         During the fiscal year ended August 31, 1996, Neuberger & Berman GENESIS Portfolio paid brokerage commissions of $206,150, of which $95,999 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 47.65% of the aggregate dollar amount of transactions involving the payment of commissions, and 46.57% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1996. 85.22% of the $110,151 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $32,575,132) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1996, that Portfolio acquired securities of the following of its Regular B/Ds: Exxon Credit Corp., General Electric Capital Corp., and State Street Bank and Trust Company, N.A.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: General Electric Capital Corp., $2,200,000.

         During the fiscal year ended August 31, 1994, Neuberger & Berman FOCUS Portfolio paid brokerage commissions of $719,994, of which $567,972 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1995, that Portfolio paid brokerage commissions of $1,031,245, of which $617,957 was paid to Neuberger & Berman.

         During the fiscal year ended August 31, 1996, Neuberger & Berman FOCUS Portfolio paid brokerage commissions of $1,165,851, of which $583,212 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 56.27% of the aggregate dollar amount of transactions involving the payment of commissions, and 50.02% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1996. 89.49% of the $582,639 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $257,981,759) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1996, that Portfolio acquired securities of the following of its Regular B/Ds: Exxon Credit Corp., General Electric Capital Corp., and State Street Bank and Trust Company, N.A.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: Merrill Lynch, Pierce, Fenner & Smith, Inc., $15,312,000 and General Electric Capital Corp., $29,400,000.


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         During  the fiscal  year ended  August  31,  1994,  Neuberger  & Berman
GUARDIAN Portfolio paid brokerage commissions of $2,207,401, of which $1,647,807 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1995, that Portfolio paid brokerage commissions of $3,751,206, of which $2,521,523 was paid to Neuberger & Berman.

         During the fiscal year ended August 31, 1996, Neuberger & Berman GUARDIAN Portfolio paid brokerage commissions of $6,886,590, of which $3,542,127 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 54.13% of the aggregate dollar amount of transactions involving the payment of commissions, and 51.44% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1996. 83.78% of the $3,344,463 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $1,568,004,886) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1996, that Portfolio acquired securities of the following of its Regular B/Ds: General Electric Capital Corp., Merrill Lynch, Pierce, Fenner & Smith, Inc., and State Street Bank and Trust Company, N.A.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: Merrill Lynch, Pierce, Fenner & Smith, Inc., $76,562,500.

         During the fiscal year ended August 31, 1994, Neuberger & Berman PARTNERS Portfolio paid brokerage commissions of $2,994,540, of which $2,031,570 was paid to Neuberger & Berman. During the fiscal year ended August 31, 1995, that Portfolio paid brokerage commissions of $4,608,156, of which $3,092,789 was paid to Neuberger & Berman.

         During the fiscal year ended August 31, 1996, Neuberger & Berman PARTNERS Portfolio paid brokerage commissions of $4,697,854, of which $2,741,666 was paid to Neuberger & Berman. Transactions in which that Portfolio used Neuberger & Berman as broker comprised 61.16% of the aggregate dollar amount of transactions involving the payment of commissions, and 58.36% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1996. 93.84% of the $1,956,188 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $1,078,447,908) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1996, that Portfolio acquired securities of the following of its Regular B/Ds: Exxon Credit Corp., General Electric Capital Corp., and State Street Bank and Trust Company, N.A.; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: General Electric Capital Corp., $30,000,000.


         During the period from March 14, 1994 (commencement of operations) through August 31, 1994, and the fiscal years ended August 31, 1995 and 1996, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio paid brokerage commissions of $46,374, $138,378 and $208,834, respectively, of which $46,050, $95,964 and
$124,879,  respectively,  were paid to Neuberger & Berman. Transactions in which


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that  Portfolio  used  Neuberger  & Berman  as  broker  comprised  59.67% of the aggregate dollar amount of transactions involving the payment of commissions, and 59.80% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1996. 90.09% of the $83,955 paid to other brokers by that Portfolio during that fiscal year (representing commissions on transactions involving approximately $38,877,483) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1996, that Portfolio acquired securities of the following of its Regular B/Ds: None; at that date, that Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: None.


         During the period June 15, 1994 (commencement of operations) through August 31, 1994, and the fiscal years ended August 31, 1995 and 1996, Neuberger & Berman INTERNATIONAL Portfolio paid brokerage commissions of $24,554, $128,324 and $183,335, respectively. During those periods, that Portfolio paid commissions of $330, $4,110 and $5,485, respectively, to Neuberger & Berman and $0, $0 and $0, respectively, to BNP-International Financial Services Corporation (a wholly owned subsidiary of BNP that previously was an affiliate of an affiliate of Neuberger & Berman). Transactions in which the Portfolio used Neuberger & Berman as broker comprised 6.34% of the aggregate dollar amount of transactions involving the payment of commissions, and 2.99% of the aggregate brokerage commissions paid by the Portfolio, during the fiscal year ended August 31, 1996. Of the $177,850 paid to other brokers by that Portfolio during that fiscal year, 100% (representing commissions on transactions involving approximately $43,383,896) was directed to those brokers because of research services they provided. During the fiscal year ended August 31, 1996, that Portfolio acquired securities of the following of its Regular B/Ds: HSBC Holdings PLC and State Street Bank and Trust Company, N.A.; at that date, the Portfolio held the securities of its Regular B/Ds with an aggregate value as follows: HSBC Holdings PLC, $379,850.

         Insofar as portfolio transactions of Neuberger & Berman PARTNERS Portfolio result from active management of equity securities, and insofar as portfolio transactions of Neuberger & Berman MANHATTAN Portfolio result from seeking capital appreciation by selling securities whenever sales are deemed advisable without regard to the length of time the securities may have been held, it may be expected that the aggregate brokerage commissions paid by those Portfolios to brokers (including Neuberger & Berman where it acts in that capacity) may be greater than if securities were selected solely on a long-term basis.

         Portfolio securities are, from time to time, loaned by a Portfolio to Neuberger & Berman in accordance with the terms and conditions of an order issued by the SEC. The order exempts such transactions from provisions of the 1940 Act that would otherwise prohibit such transactions, subject to certain conditions. Among the conditions of the order, securities loans made by a Portfolio to Neuberger & Berman must be fully secured by cash collateral. The portion of the income on the cash collateral which may be shared with Neuberger & Berman is determined by reference to concurrent arrangements between Neuberger


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&  Berman  and   non-affiliated   lenders  with  which  it  engages  in  similar
transactions. In addition, where Neuberger & Berman borrows securities from a Portfolio in order to re-lend them to others, Neuberger & Berman is required to pay that Portfolio, on a quarterly basis, certain "excess earnings" that Neuberger & Berman otherwise has derived from the re-lending of the borrowed securities. When Neuberger & Berman desires to borrow a security that a Portfolio has indicated a willingness to lend, Neuberger & Berman must borrow such security from that Portfolio, rather than from an unaffiliated lender, unless the unaffiliated lender is willing to lend such security on more favorable terms (as specified in the order) than that Portfolio. If a Portfolio's expenses exceed its income in any securities loan transaction with Neuberger & Berman, Neuberger & Berman must reimburse that Portfolio for such loss.


         During the fiscal years ended August 31, 1996 and 1995, Neuberger & Berman MANHATTAN Portfolio earned interest income of $301,788 and $507,239, respectively, from the collateralization of securities loans, from which Neuberger & Berman was paid $186,163 and $270,594, respectively. During the fiscal year ended August 31, 1994, that Portfolio earned no interest income from the collateralization of securities loans.


         During the fiscal years ended August 31, 1996, 1995 and 1994, Neuberger & Berman GENESIS Portfolio earned no interest income from the collateralization of securities loans.


         During the fiscal years ended August 31, 1996, 1995 and 1994, Neuberger & Berman GUARDIAN Portfolio earned interest income of $2,427,096, $1,430,672 and $147,103, respectively, from the collateralization of securities loans, from which Neuberger & Berman was paid $2,129,341, $1,252,190 and $119,620, respectively.


         During the fiscal years ended August 31, 1996, 1995 and 1994, Neuberger & Berman FOCUS Portfolio earned interest income of $368,663, $327,447 and $38,627, respectively, from the collateralization of securities loans, from which Neuberger & Berman was paid $330,001, $291,207 and $33,225, respectively.


         During the fiscal years ended August 31, 1996, 1995 and 1994, Neuberger & Berman PARTNERS Portfolio earned interest income of $173,908, $52,410 and $16,085, respectively, from the collateralization of securities loans, from which Neuberger & Berman was paid $118,041, $48,736 and $13,880, respectively.

         During the fiscal years ended August 31, 1996 and 1995, and the period March 14, 1994 (commencement of operations) to August 31, 1994, Neuberger & Berman SOCIALLY RESPONSIVE Portfolio earned no interest income from the collateralization of securities loans.

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         During the fiscal years ended August 31, 1996 and 1995,  and the period
June 15, 1994  (commencement  of  operations)  to August 31,  1994,  Neuberger &
Berman   INTERNATIONAL   Portfolio   earned   no   interest   income   from  the
collateralization of securities loans.

         Each Portfolio may also lend securities to unaffiliated entities, including banks, brokerage firms, and other institutional investors judged creditworthy by N&B Management, provided that cash or equivalent collateral, equal to at least 100% of the market value of the loaned securities, is continuously maintained by the borrower with the Portfolio. The Portfolio may invest the cash collateral and earn income, or it may receive an agreed upon amount of interest income from a borrower who has delivered equivalent collateral. During the time securities are on loan, the borrower will pay the Portfolio an amount equivalent to any dividends or interest paid on such securities. These loans are subject to termination at the option of the Portfolio or the borrower. The Portfolio may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Portfolio does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to securities loans by the Portfolios.

         In effecting securities transactions, each Portfolio generally seeks to obtain the best price and execution of orders. Commission rates, being a component of price, are considered along with other relevant factors. Each Portfolio plans to continue to use Neuberger & Berman (or any other affiliated broker or dealer) as its broker where, in the judgment of N&B Management (the Portfolio's investment manager and an affiliate of the broker), that firm is able to obtain a price and execution at least as favorable as other qualified brokers. To the Portfolios' knowledge, no affiliate of any Portfolio receives give-ups or reciprocal business in connection with their securities transactions.

         The use of Neuberger & Berman as a broker for each Portfolio is subject to the requirements of Section 11(a) of the Securities Exchange Act of 1934.
Section 11(a) prohibits members of national securities exchanges from retaining compensation for executing exchange transactions for accounts which they or their affiliates manage, except where they have the authorization of the persons authorized to transact business for the account and comply with certain annual reporting requirements. The Portfolio Trustees have expressly authorized Neuberger & Berman to retain such compensation, and Neuberger & Berman complies with the reporting requirements of Section 11(a).

         Under the 1940 Act, commissions paid by a Portfolio to Neuberger & Berman in connection with a purchase or sale of securities on a securities exchange may not exceed the usual and customary broker's commission. Accordingly, it is each Portfolio's policy that the commissions paid to

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Neuberger  &  Berman  must,  in N&B  Management's  judgment,  be (1) at least as favorable as those charged by other brokers having comparable execution capability and (2) at least as favorable as commissions contemporaneously charged by Neuberger & Berman on comparable transactions for its most favored unaffiliated customers, except for accounts for which Neuberger & Berman acts as a clearing broker for another brokerage firm and customers of Neuberger & Berman considered by a majority of the Independent Portfolio Trustees not to be comparable to the Portfolio. The Portfolios do not deem it practicable and in their best interests to solicit competitive bids for commissions on each transaction effected by Neuberger & Berman. However, consideration regularly is given to information concerning the prevailing level of commissions charged by other brokers on comparable transactions during comparable periods of time. The 1940 Act generally prohibits Neuberger & Berman from acting as principal in the purchase of portfolio securities from, or the sale of portfolio securities to, a Portfolio unless an appropriate exemption is available.

         A committee of Independent Portfolio Trustees from time to time reviews, among other things, information relating to the commissions charged by Neuberger & Berman to the Portfolios and to its other customers and information concerning the prevailing level of commissions charged by other brokers having comparable execution capability. In addition, the procedures pursuant to which Neuberger & Berman effects brokerage transactions for the Portfolios must be reviewed and approved no less often than annually by a majority of the Independent Portfolio Trustees.

         To ensure that accounts of all investment clients, including a Portfolio, are treated fairly in the event that Neuberger & Berman receives transaction instructions regarding a security for more than one investment account at or about the same time, Neuberger & Berman may combine orders placed on behalf of clients, including advisory accounts in which affiliated persons have an investment interest, for the purpose of negotiating brokerage commissions or obtaining a more favorable price. Where appropriate, securities purchased or sold may be allocated, in terms of amount, to a client according to the proportion that the size of the order placed by that account bears to the aggregate size of orders simultaneously placed by the other accounts, subject to de minimis exceptions. All participating accounts will pay or receive the same price.

         Each Portfolio expects that it will continue to execute a portion of its transactions through brokers other than Neuberger & Berman. In selecting those brokers, N&B Management considers the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility, and may consider research and other investment information provided by, and sale of Fund shares effected through, those brokers.

         A committee comprised of officers of N&B Management and principals of Neuberger & Berman who are portfolio managers of some of the Portfolios and Other N&B Funds (collectively, "N&B Funds") and some of Neuberger & Berman's managed accounts ("Managed Accounts") evaluates semi-annually the nature and quality of the brokerage and research services provided by other brokers. Based on this evaluation, the committee establishes a list and projected rankings of preferred brokers for use in determining the relative amounts of commissions to be allocated to those brokers. Ordinarily, the brokers on the list effect a large portion of the brokerage transactions for the N&B Funds and the Managed Accounts that are not effected by Neuberger & Berman. However, in any semi-annual period, brokers not on the list may be used, and the relative amounts of brokerage commissions paid to the brokers on the list may vary substantially from the projected rankings. These variations reflect the following factors, among others: (1) brokers not on the list or ranking below other brokers on the list may be selected for particular transactions because they provide better price and/or execution, which is the primary consideration in allocating brokerage; (2) adjustments may be required because of periodic changes in the execution capabilities of or research provided by particular brokers or in the execution or research needs of the N&B Funds and/or the Managed Accounts; and (3) the aggregate amount of brokerage commissions generated by transactions for the N&B Funds and the Managed Accounts may change substantially from one semi-annual period to the next.


         The commissions paid to a broker other than Neuberger & Berman may be higher than the amount another firm might charge if N&B Management determines in good faith that the amount of those commissions is reasonable in relation to the value of the brokerage and research services provided by the broker. N&B Management believes that those research services benefit the Portfolios by supplementing the information otherwise available to N&B Management. That research may be used by N&B Management in servicing Other N&B Funds and, in some cases, by Neuberger & Berman in servicing the Managed Accounts. On the other hand, research received by N&B Management from brokers effecting portfolio transactions on behalf of the Other N&B Funds and by Neuberger & Berman from brokers effecting portfolio transactions on behalf of the Managed Accounts may be used for the Portfolios' benefit.


         Mark R. Goldstein; Judith M. Vale; Lawrence Marx III, Kent C. Simons, and Kevin L. Risen; Michael M. Kassen and Robert I. Gendelman; Janet W. Prindle; and Felix Rovelli, each of whom is a Vice President of N&B Management (except for Mr. Risen and Mr. Gendelman, who are Assistant Vice Presidents) and a principal of Neuberger & Berman (except for Mr. Risen, Mr. Gendelman, and Mr. Rovelli), are the persons primarily respon- sible for making decisions as to specific action to be taken with respect to the investment portfolios of Neuberger & Berman MANHATTAN, Neuberger & Berman GENESIS, Neuberger & Berman FOCUS and Neuberger & Berman GUARDIAN, Neuberger & Berman PARTNERS, Neuberger & Berman SOCIALLY RESPONSIVE and Neuberger & Berman INTERNATIONAL Portfolios, respectively. Each of them has full authority to take action with respect to portfolio transactions and may or may not consult with other personnel of N&B Management prior to taking such action. If Mr. Goldstein is unavailable to perform his responsibilities, Susan Switzer, who is an Assistant Vice President of N&B Management, will assume responsibility for the portfolio of Neuberger &

Berman MANHATTAN Portfolio. If Mr. Rovelli is unavailable to perform his responsibilities, Robert Cresci, who is an Assistant Vice President of N&B Management, will assume responsibility for the portfolio of Neuberger & Berman INTERNATIONAL Portfolio.

PORTFOLIO TURNOVER

         A Portfolio's portfolio turnover rate is calculated by dividing (1) the lesser of the cost of the securities purchased or the proceeds from the securities sold by the Portfolio during the fiscal year (other than securities, including options, whose maturity or expiration date at the time of acquisition was one year or less) by (2) the month-end average of the value of such securities owned by the Portfolio during the fiscal year.


                            REPORTS TO SHAREHOLDERS

         Shareholders of each Fund receive unaudited semi-annual financial statements, as well as year-end financial statements audited by the independent auditors or independent accountants for the Fund and its corresponding
Portfolio.   Each  Fund's   statements  show  the   investments   owned  by  its
corresponding Portfolio and the market values thereof and provide other information about the Fund and its operations, including the Fund's beneficial interest in its corresponding Portfolio.


                             ORGANIZATION

         The ultimate predecessor of Neuberger & Berman FOCUS Fund was a Maryland corporation named "Energy Fund Incorporated." Its name was changed to "Neuberger & Berman Selected Sectors Plus Energy, Inc." on January 5, 1989; to "Neuberger & Berman Selected Sectors Fund, Inc." on November 1, 1991; to "Neuberger & Berman Selected Sectors Fund" on August 2, 1993; and to Neuberger & Berman FOCUS Fund" on January 1, 1995. Prior to January 1, 1995, the name of Neuberger & Berman FOCUS Portfolio was Neuberger & Berman Selected Sectors Portfolio.



         Before August 2, 1993, the respective names of Neuberger & Berman MANHATTAN Fund, Neuberger & Berman GENESIS Fund, Neuberger & Berman GUARDIAN Fund and Neuberger & Berman PARTNERS Fund were Neuberger & Berman Manhattan Fund, Inc., Neuberger & Berman Genesis Fund, Inc., Neuberger & Berman Guardian Fund, Inc., and Neuberger & Berman Partners Fund, Inc. Prior to November 17, 1995, the name of Neuberger & Berman INTERNATIONAL Portfolio was International Portfolio.

                         CUSTODIAN AND TRANSFER AGENT

         Each Fund and Portfolio has selected State Street, 225 Franklin Street, Boston, MA 02110, as custodian for its securities and cash. State Street also serves as each Fund's transfer and shareholder servicing agent, administering purchases, redemptions, and transfers of Fund shares and the payment of dividends and other distributions through its Boston Service Center. All correspondence should be mailed to Neuberger & Berman Funds, c/o Boston Service Center, P.O. Box 8403, Boston, MA 02266-8403. In addition, State Street serves as transfer agent for each Portfolio (except Neuberger & Berman INTERNATIONAL Portfolio). State Street Cayman serves as transfer agent for Neuberger & Berman INTERNATIONAL Portfolio.


                       INDEPENDENT AUDITORS/ACCOUNTANTS

         Each Fund and Portfolio (other than Neuberger & Berman INTERNATIONAL Portfolio, Neuberger & Berman MANHATTAN Fund and Portfolio, and Neuberger & Berman SOCIALLY RESPONSIVE Fund and Portfolio) has selected Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, as the independent auditors who will audit its financial statements. Neuberger & Berman INTERNATIONAL Portfolio has selected Ernst & Young, Shedden Road, George Town, Grand Cayman, Cayman Islands, British West Indies as the independent auditors who will audit its financial statements. Neuberger & Berman MANHATTAN Fund and Portfolio and Neuberger & Berman SOCIALLY RESPONSIVE Fund and Portfolio have selected Coopers & Lybrand L.L.P., One Post Office Square, Boston, MA 02109, as the independent accountants who will audit their financial statements.


                                 LEGAL COUNSEL

         Each Fund and Portfolio has selected Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C. 20036-1800, as its legal counsel.


              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

         The following table sets forth the name, address, and percentage of ownership of each person who was known by each Fund to own beneficially or of record 5% or more of that Fund's outstanding shares at November 20, 1996:



                                                                  Percentage of
                                                                  Ownership at
                             NAME AND ADDRESS                     November 20,
                                                                      1996


Neuberger & Berman           Charles Schwab & Co., Inc.*              7.27%
MANHATTAN Fund               Attn:  Mutual Funds Dept.
                             101 Montgomery Street
                             San Francisco, CA 94104-4122


Neuberger & Berman           Charles Schwab & Co., Inc.*             15.46%
GENESIS Fund                 Attn:  Mutual Funds Dept.
                             101 Montgomery Street
                             San Francisco, CA 94104-4122


                             Union Central Life                       6.77%
                             Insurance Co.
                             Attn: Mutual Funds Dept.
                             Station 3
                             P.O. Box 40888
                             Cincinnati, OH 45240-0888


Neuberger & Berman           Charles Schwab & Co., Inc.*             26.53%
GUARDIAN Fund                Attn:  Mutual Funds Dept.
                             101 Montgomery Street
                             San Francisco, CA 94104-4122


Neuberger & Berman           Charles Schwab & Co., Inc.*             12.05%
PARTNERS Fund                Attn:  Mutual Funds Dept.
                             101 Montgomery Street
                             San Francisco, CA 94104-4122

                             Nationwide Life Insurance Co.            6.93%
                             QPVA
                             c/o IPO Portfolio Accounting
                             P.O. Box 182029
                             Columbus, OH 43218-2029


Neuberger & Berman           Charles Schwab & Co., Inc.*             31.76%
SOCIALLY RESPONSIVE          Attn:  Mutual Funds Dept.
Fund                         101 Montgomery Street
                             San Francisco, CA 94104-4122


                             Neuberger & Berman*                      5.35%
                             Attn: Steve Gallaro
                             Operations Control
                             11 Broadway, 12th Floor
                             New York, NY 10004-1303

Neuberger & Berman           Charles Schwab & Co., Inc.*             13.66%
FOCUS Fund                   Attn:  Mutual Funds Dept.
                             101 Montgomery Street
                             San Francisco, CA 94104-4122


Neuberger & Berman           Neuberger & Berman*                     13.05%
INTERNATIONAL Fund           11 Broadway, 12th Floor
                             New York, NY 10004-1303
                             Attn: Steve Gallaro
                             Operations Control


                             Town of Cheshire                         7.98%
                             Retirement Plan
                             Attn:  Michael A. Milone
                             Director of Finance
                             Town of Cheshire
                             84 South Main St.
                             Cheshire, CT 06410-3108


                             Charles Schwab & Co., Inc.*              6.58%
                             Attn:  Mutual Funds Dept.
                             101 Montgomery Street
                             San Francisco, CA  94104-4122


                             Nations Bank of VA                       5.02%
                             FBO Inova Health Systems
                             Building Fund
                             Attn:  SAS 40088006534663
                             P.O. Box 831575
                             Dallas, TX  75283-1575



---------------------------

* Charles Schwab & Co., Inc. and Neuberger & Berman hold these shares of record for the accounts of certain of their clients and have informed the Funds of their policy to maintain the confidentiality of holdings in their client accounts unless disclosure is expressly required by law.

                            REGISTRATION STATEMENT

         This SAI and the Prospectus do not contain all the information included in the Trust's registration statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. The registration statement, including the exhibits filed therewith, may be examined at the SEC's offices in Washington, D.C. The SEC maintains a Website (http://www.sec.gov) that contains this SAI, material incorporated by reference, and other information regarding the Funds and Portfolios.

         Statements contained in this SAI and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete. In each instance where reference is made to the copy of any contract or other document filed as an exhibit to the registration statement, each such statement is qualified in all respects by such reference.


                             FINANCIAL STATEMENTS

         The  following   financial   statements   and  related   documents  are
incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 1996:


         The audited financial statements of the Funds and Portfolios and notes thereto for the fiscal year ended August 31, 1996, and the reports of Ernst & Young LLP, independent auditors, with respect to such audited financial statements of Neuberger & Berman GENESIS Fund and Portfolio, Neuberger & Berman GUARDIAN Fund and Portfolio, Neuberger & Berman PARTNERS Fund and Portfolio, Neuberger & Berman FOCUS Fund and Portfolio, and Neuberger & Berman INTERNATIONAL Fund; the report of Ernst & Young, independent auditors, with respect to such audited financial statements of Neuberger & Berman INTERNATIONAL Portfolio; and the reports of Coopers & Lybrand L.L.P., independent accountants, with respect to such audited financial statements of Neuberger & Berman MANHATTAN Fund and Portfolio, and Neuberger & Berman SOCIALLY RESPONSIVE Fund and Portfolio.

                                                                    Appendix A

                RATINGS OF CORPORATE BONDS AND COMMERCIAL PAPER

         S&P CORPORATE BOND RATINGS:

         AAA - Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

         AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

         A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB - Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

         BB, B, CCC, CC, C - Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         CI - The rating CI is reserved for income bonds on which no interest is being paid.

         D - Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

         PLUS (+) OR MINUS (-) - The ratings above may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

                  MOODY'S CORPORATE BOND RATINGS:

         AAA - Bonds rated AAA are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin, and principal is secure. Although the various protective elements are likely to change, the changes that can be visualized are most unlikely to impair the fundamentally strong position of the issuer.

         AA - Bonds rated AA are judged to be of high quality by all standards. Together with the AAA group, they comprise what are generally known as "high grade bonds." They are rated lower than the best bonds because margins of protection may not be as large as in AAA-rated securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger than in AAA-rated securities.

         A - Bonds rated A possess many favorable investment attributes and are considered to be upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

         BAA - Bonds which are rated BAA are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

         BA - Bonds rated BA are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

         B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         CAA - Bonds rated CAA are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

         CA - Bonds rated CA represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

         C - Bonds rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         MODIFIERS - Moody's may apply numerical modifiers 1, 2, and 3 in each generic rating classification described above. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.

         S&P COMMERCIAL PAPER RATINGS:

         A-1 - This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+).

         MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated PRIME-1 (or related supporting institutions), also known as P-1, have a superior capacity for repayment of short-term promissory obligations. PRIME-1 repayment capacity will normally be evidenced by the following characteristics:

         -        Leading market positions in well-established industries.
         -        High rates of return on funds employed.
         -        Conservative capitalization structures with moderate
                  reliance on debt and ample asset protection.
         -        Broad margins in earnings coverage of fixed financial
                  charges and high internal cash generation.
         - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                                                    Appendix B

                               PERFORMANCE DATA

         The following documents are incorporated herein by reference from the Funds' Annual Report to shareholders for the fiscal year ended August 31, 1996:


                  The Growth of a Dollar Charts for the Funds and the notes thereto, comparing the results of a $10,000 investment in each Fund with an appropriate index for the ten-year period (or the period since the Fund's inception) ended August 31, 1996.

     FOCUS FUND HYPOTHETICAL ILLUSTRATIONS:

     Comparison of $5,000 invested at the highest and lowest Net Asset Values from 1981 through 1996.

       HIGHS                                           LOWS
       Date         Cumulative       Total             Date          Cumulative      Total
                    Investment       Value                           Investment      Value
       4/27/81      $ 5,000          $  4,748          9/25/81        $ 5,000        $  5,527
       12/27/82     $10,000             9,251          8/12/82        $10,000          11,842
       11/29/83     $15,000            17,001          1/3/83         $15,000          20,642
       1/6/84       $20,000            22,963          7/24/84        $20,000          27,155
       12/16/85     $25,000            33,112          1/4/85         $25,000          39,452
       12/2/86      $30,000            41,282          1/22/86        $30,000          49,119
       8/25/87      $35,000            45,333          10/19/87       $35,000          54,477
       10/21/88     $40,000            57,784          1/20/88        $40,000          69,279
       10/9/89      $45,000            79,987          1/3/89         $45,000          96,434
       7/16/90      $50,000            79,787          10/11/90       $50,000          96,122
       12/31/91     $55,000           104,463          1/9/91         $55,000         126,403
       6/1/92       $60,000           132,222          10/9/92        $60,000         158,836
       12/29/93     $65,000           158,820          1/20/93        $65,000         190,559
       1/31/94      $70,000           165,057          4/4/94         $70,000         197,513
       12/13/95     $75,000           229,677          1/30/95        $75,000         275,839
       8/31/96                       $234,035          8/31/96                       $281,073

                   Average Annual Returns (9/30/96)
      1-year           5-year         10-year        Inception
                                                     (10/19/55)
      6.04%            17.27%         14.28%         11.86%

     INITIAL INVESTMENT OF $200,000
     --------------------------------------------------------------------------

     NEUBERGER&BERMAN FOCUS FUND

     The following table* indicates the results over a 41-year period (in 5-year increments) if an investor had invested $200,000 in Focus Fund's predecessor on October 19, 1955, the date of its inception, and had implemented a systematic withdrawal plan under which he or she withdrew 10% of the initial investment each year, on a monthly basis.

                              Total Value of Remaining    Cumulative Amounts
       Date                   Shares At Year End          Withdrawn
       ----                   ------------------------    ------------------

                              Made initial $200,000
       October 19, 1955       investment

       December 31, 1955      $  224,392                  $  3,333

       1960                      305,371                   103,333

       1965                      370,787                   203,333

       1970                      342,828                   303,333

       1975                      308,201                   403,333

       1980                      736,101                   503,333

       1985                      901,167                   603,333

       1990                    1,298,782                   703,333

       1995                    2,975,406                   803,333

       August 31, 1996        $3,018,657                  $816,666

     Source: Hypo[REGISTERED TRADEMARK] Towers Data Systems, Bethesda, MD.

     * Shows reinvestment of all dividends and capital gain distributions. Results represent past performance. Investment returns and principal fluctuate.

     GUARDIAN FUND HYPOTHETICAL ILLUSTRATIONS:

     Comparison of $5,000 invested at the highest and lowest Net Asset Values from 1981 through 1996.

       HIGHS                                        LOWS
       Date        Cumulative    Total              Date          Cumulative      Total
                   Investment    Value                            Investment      Value
       4/27/81     $ 5,000       $  4,740           9/25/81        $ 5,000        $  5,514
       12/27/82    $10,000         11,036           8/12/82        $10,000          14,162
       11/29/83    $15,000         18,766           1/3/83         $15,000          24,079
       1/6/84      $20,000         25,344           7/24/84        $20,000          31,794
       12/16/85    $25,000         36,692           1/4/85         $25,000          46,100
       12/2/86     $30,000         45,768           1/22/86        $30,000          57,258
       8/25/87     $35,000         48,914           10/19/87       $35,000          61,798
       10/21/88    $40,000         67,562           1/20/88        $40,000          85,416
       10/9/89     $45,000         86,848           1/3/89         $45,000         109,911
       7/16/90     $50,000         87,321           10/11/90       $50,000         110,553
       12/31/91    $55,000        122,300           1/9/91         $55,000         155,562
       6/1/92      $60,000        151,172           10/9/92        $60,000         190,799
       12/29/93    $65,000        178,018           1/20/93        $65,000         224,064
       1/31/94     $70,000        183,972           4/4/94         $70,000         230,657
       12/13/95    $75,000        248,014           1/30/95        $75,000         311,360
       8/31/96                   $257,164           8/31/96                       $322,847

                   Average Annual Returns (9/30/96)
      1-year           5-year         10-year       Inception
                                                    (6/1/50)
      7.15%            16.18%         14.64%        13.00%


     INITIAL INVESTMENT OF $200,000
     --------------------------------------------------------------------------

     NEUBERGER&BERMAN GUARDIAN FUND


     The following table* indicates the results over a 46-year period (in 5-year increments) if an investor had invested $200,000 in Guardian's predecessor on June 1, 1950, the date of its inception, and had implemented a systematic withdrawal plan under which he or she withdrew 10% of the initial investment each year, on a monthly basis.

                             Total Value of Remaining    Cumulative Amounts
      Date                   Shares At Year End          Withdrawn
      ----                   ------------------------    ------------------

                             Made initial $200,000
      June 1, 1950           investment

      December 31, 1950      $  205,803                   $ 11,667

      1955                      278,238                    111,667

      1960                      339,656                    211,667

      1965                      477,405                    311,667

      1970                      505,793                    411,667

      1975                      572,380                    511,667

      1980                    1,293,959                    611,667

      1985                    2,495,091                    711,667

      1990                    3,978,117                    811,667

      1995                    9,552,504                    911,667

      August 31, 1996        $9,860,475                   $925,000

     Source: Hypo[REGISTERED TRADEMARK] Towers Data Systems, Bethesda, MD.

     * Shows reinvestment of all dividends and capital gain distributions. Results represent past performance. Investment returns and principal fluctuate.

     MANHATTAN FUND HYPOTHETICAL ILLUSTRATIONS:

     Comparison of $5,000 invested at the highest and lowest Net Asset Values from 1981 through 1996.

      HIGHS                                           LOWS
      Date          Cumulative    Total               Date              Cumulative    Total
                    Investment    Value                                 Investment    Value
      4/27/81        $ 5,000      $  4,625            9/25/81           $ 5,000       $  5,596
      12/27/82       $10,000        10,938            8/12/82           $10,000         14,406
      11/29/83       $15,000        18,905            1/3/83            $15,000         24,717
      1/6/84         $20,000        22,455            7/24/84           $20,000         32,364
      12/16/85       $25,000        39,840            1/4/85            $25,000         51,369
      12/2/86        $30,000        51,305            1/22/86           $30,000         65,957
      8/25/87        $35,000        55,085            10/19/87          $35,000         71,536
      10/21/88       $40,000        69,833            1/20/88           $40,000         90,335
      10/9/89        $45,000        94,913            1/3/89            $45,000        123,121
      7/16/90        $50,000        91,644            10/11/90          $50,000        118,822
      12/31/91       $55,000       124,955            1/9/91            $55,000        162,463
      6/1/92         $60,000       153,144            10/9/92           $60,000        197,188
      12/29/93       $65,000       173,479            1/20/93           $65,000        222,361
      1/31/94        $70,000       171,947            4/4/94            $70,000        219,421
      12/13/95       $75,000       230,149            1/30/95           $75,000        293,985
      8/31/96                     $226,357            8/31/96                         $289,142


                   Average Annual Returns (9/30/96)
       1-year          5-year          10-year      Inception
                                                    (3/1/79)
       0.26%           13.01%          12.76%       16.72%


     INITIAL INVESTMENT OF $100,000
     --------------------------------------------------------------------------


     NEUBERGER&BERMAN MANHATTAN FUND

     The following table* indicates the results over a 17-1/2-year period if an investor had invested $100,000 in Manhattan's predecessor on March 1, 1979, the date of its inception, and had implemented a systematic withdrawal plan under which he or she withdrew 8% of the initial investment each year, on a monthly basis.

                            Total Value of Remaining    Cumulative Amounts
      Date                  Shares At Year End          Withdrawn
      ----                  ------------------------    ------------------

                            Made initial $100,000
      March 1, 1979         investment

      December 31, 1979     $127,622                    $  6,667

      1980                   164,831                      14,667

      1981                   145,245                      22,667

      1982                   177,074                      30,667

      1983                   216,209                      38,667

      1984                   222,819                      46,667

      1985                   296,292                      54,667

      1986                   338,049                      62,667

      1987                   332,625                      70,667

      1988                   383,670                      78,667

      1989                   486,685                      86,667

      1990                   439,685                      94,667

      1991                   566,522                     102,667

      1992                   657,943                     110,667

      1993                   715,308                     118,667

                            Total Value of Remaining    Cumulative Amounts
      Date                  Shares At Year End          Withdrawn
      ----                  ------------------------    ------------------

      1994                   681,664                     126,667

      1995                   884,298                     134,667

      August 31, 1996       $864,662                    $140,000


     Source: Hypo[REGISTERED TRADEMARK] Towers Data Systems, Bethesda, MD.

     * Shows reinvestment of all dividends and capital gain distributions. Results represent past performance. Investment returns and principal fluctuate.

     PARTNERS FUND HYPOTHETICAL ILLUSTRATIONS:

     Comparison of $5,000 invested at the highest and lowest Net Asset Values from 1981 through 1996.

       HIGHS                                              LOWS
       Date          Cumulative     Total                 Date             Cumulative       Total
                     Investment     Value                                  Investment       Value
       4/27/81       $ 5,000         $  5,020             9/25/81          $ 5,000          $  5,418
       12/27/82      $10,000           11,314             8/12/82          $10,000            13,085
       11/29/83      $15,000           18,429             1/3/83           $15,000            21,612
       1/6/84        $20,000           25,180             7/24/84          $20,000            29,102
       12/16/85      $25,000           37,688             1/4/85           $25,000            44,411
       12/2/86       $30,000           48,988             1/22/86          $30,000            58,046
       8/25/87       $35,000           55,057             10/19/87         $35,000            65,753
       10/21/88      $40,000           68,519             1/20/88          $40,000            81,702
       10/9/89       $45,000           89,010             1/3/89           $45,000           106,472
       7/16/90       $50,000           89,063             10/11/90         $50,000           106,489
       12/31/91      $55,000          113,979             1/9/91           $55,000           136,646
       6/1/92        $60,000          139,512             10/9/92          $60,000           166,254
       12/29/93      $65,000          167,513             1/20/93          $65,000           199,353
       1/31/94       $70,000          169,116             4/4/94           $70,000           200,807
       12/13/95      $75,000          233,699             1/30/95          $75,000           278,298
       8/31/96                       $252,066             8/31/96                           $300,170

               Average Annual Returns (9/30/96)
      1-year       5-year     10-year       Inception
                                            (1/20/75)
      17.54%       16.65%     13.88%        17.70%

     INITIAL INVESTMENT OF $100,000
     --------------------------------------------------------------------------

     NEUBERGER&BERMAN PARTNERS FUND

     The following table* indicates the results over a 21 year period if an investor had invested $100,000 in Partner's predecessor on January 20, 1975 the date of its inception, and had implemented a systematic withdrawal plan under which he or she withdrew, on a monthly basis, 8% of the initial investment each year.

                              Total Value of Remaining     Cumulative Amounts
       Date                   Shares At Year End           Withdrawn
       ----                   ------------------------     -------------------

                              Made initial $100,000
       January 20, 1975       investment

       December 31, 1975      $  110,735                   $  7,333

       1976                      136,496                     15,333

       1977                      137,660                     23,333

       1978                      151,644                     31,333

       1979                      207,206                     39,333

       1980                      267,821                     47,333

       1981                      276,300                     55,333

       1982                      340,287                     63,333

       1983                      397,084                     71,333

       1984                      420,373                     79,333

       1985                      537,198                     87,333

       1986                      621,869                     95,333

       1987                      641,390                    103,333

       1988                      732,193                    111,333

       1989                      890,413                    119,333

       1990                      836,951                    127,333

       1991                    1,015,530                    135,333

       1992                    1,184,616                    143,333

                              Total Value of Remaining     Cumulative Amounts
       Date                   Shares At Year End           Withdrawn
       ----                   ------------------------     -------------------

       1993                    1,370,964                    151,333

       1994                    1,337,121                    159,333

       1995                    1,798,751                    167,333

       August 31, 1996        $1,934,785                   $172,666


     Source: Hypo[REGISTERED TRADEMARK] Towers Data Systems, Bethesda, MD.

     * Shows reinvestment of all dividends and capital gain distributions. Results represent past performance. Investment returns and principal fluctuate.

                                                                    Appendix C

The Art of Investing:
A Conversation with Roy Neuberger

                           "I firmly believe that if you want to manage your own money, you must be a student of the market. If you are unwilling or unable to do that, find someone else to manage your money for you."


      NEUBERGER & BERMAN

         [THIS PAGE IS BLANK - IT IS AN INSIDE PAGE OF THIS BROCHURE]

[PICTURE OF ROY NEUBERGER]



                During my more than sixty-five years of buying and selling securities, I've been asked many questions about my approach to investing. On the pages that follow are a variety of my thoughts, ideas and investment principles which have served me well over the years. If you gain useful knowledge in the pursuit of profit as well as enjoyment from these comments, I shall be more than content.



                                     \s\ Roy R. Neuberger




                                   YOU'VE BEEN ABLE TO CONDENSE SOME OF THE
                                   CHARACTERISTICS OF SUCCESSFUL INVESTING INTO
                                   FIVE "RULES." WHAT ARE THEY?


                                   Rule #1: Be flexible. My philosophy has
                                   necessarily changed from time to time because of events and because of mistakes. My views change as economic, political, and technological changes occur both on and sometimes off our planet. It is imperative that you be willing to change your thoughts to meet new conditions.


                                   Rule #2: Take your temperament into account.
                                   Recognize whether you are by nature very speculative or just the opposite -- fearful, timid of taking risks. But in any event --


Diversify your investments,        Rule #3: Be broad-gauged. Diversify your
make sure that some of your        investments, make sure that some of your
principal is kept safe, and        principal is kept safe, and try to increase
try to increase your income your   income as well as your capital.
as well as your capital.


                                                [PICTURE OF ROY NEUBERGER]







                                   Rule #4: Always remember there are many ways to skin a cat! Ben Graham and David Dodd did it by understanding basic values. Warren
                                   Buffet invested his portfolio in a handful of long-term holdings, while staying involved with the companies' managements. Peter Lynch chose to understand, first-hand, the products of many hundreds of the companies he invested in. George Soros showed his genius as a hedge fund investor who could decipher world currency trends. Each has been successful in his own way. But to be successful, remember to-



                                   - 2 -










                                   Rule #5: Be skeptical. To repeat a few well-worn useful phrases:

                                         A. Dig for yourself.
                                         B. Be from Missouri.
                                         C. If it sounds too good to be true, it
                                         probably is.


                                   IN YOUR 65 YEARS OF INVESTING ARE THERE ANY
                                   GENERAL PATTERNS YOU'VE OBSERVED AS TO HOW
                                   THE MARKET BEHAVES?


                                   Every decade that I've been involved with Wall Street has a nuance of its own, an economic and social climate that influences investors. But generally, bull markets tend to be longer than bear markets, and stock prices tend to go up more slowly and erratically than they go down. Bear markets tend to be shorter and of greater intensity.
                                   The market rarely rises or declines
                                   concurrently with business cycles longer than six months.


                                   AS A LEGENDARY "VALUE INVESTOR," HOW DO YOU
                                   DEFINE VALUE INVESTING?


                                   Value investing means finding the best values
                                   - - either absolute or relative. Absolute means a stock has a low market price relative to its own fundamentals. Relative value means the price is attractive relative to the market as a whole.


                                   COULD YOU DESCRIBE A STOCK WITH "GOOD VALUE"?


                                   A classic example is a company that has a low price to earnings ratio, a low price to book ratio, free cash flow, a strong balance sheet, undervalued corporate assets, unrecognized earnings turnaround and is selling at a discount to private market value.


                                   These characteristics usually lead to
                                   companies that are under-researched and have a high degree of inside ownership and entrepreneurial management.



                                   - 3 -







                                   One of my colleagues at Neuberger & Berman says he finds his value stocks either "under a cloud" or "under a rock." "Under a cloud" stocks are those Wall Street in general doesn't like, because an entire industry is out of favor and even the good stocks are being dropped. "Under a rock" stocks are those Wall Street is ignoring, so you have to uncover them on your own.


                                   ARE THERE OTHER KEY CRITERIA YOU USE TO JUDGE
                                   STOCKS?


                                   I'm more interested in longer-term trends in earnings than short-term trends. Earnings gains should be the product of long-term strategies, superior management, taking advantage of business opportunities and so on. If these factors are in their proper place, short-term earnings should not be of major concern. Dividends are an important extra because, if they're stable, they help support the price of the stock.


                                   WHAT ABOUT SELLING STOCKS?


                                   Most individual investors should invest for the long term but not mindlessly. A sell discipline, often neglected by investors, is vitally important.


"One should fall in love           One should fall in love with ideas, with
with ideas, with people or         people, or with idealism. But in my book, the
with idealism.  But in my          last thing to fall in love with is a particular
book, the last thing to            security. It is after all just a sheet of paper
fall in love with is a             indicating a part ownership in a corporation
particular security."              and its use is purely mercenary. If you must
                                   love a security, stay in love with it until
                                   it gets overvalued; then let somebody else
                                   fall in love




                                                [PICTURE OF ROY NEUBERGER]







                                   - 4 -







                                   ANY OTHER ADVICE FOR INVESTORS?


                                   I firmly believe that if you want to manage your own money, you must be a student of the market. If you're unwilling or unable to do that, find someone else to manage your money for you. Two options are a well-managed no-load mutual fund or, if you have enough assets for separate account management, a money manager you trust with a good record.


                                   HOW WOULD YOU DESCRIBE YOUR PERSONAL INVESTING
                                   STYLE?


                                   Every stock I buy is bought to be sold. The market is a daily event, and I continually review my holdings looking for selling opportunities. I take a profit occasionally on something that has gone up in price over what was expected and simultaneously take losses whenever misjudgment seems evident.
                                   This creates a reservoir of buying power that can be used to make fresh judgments on what are the best values in the market at that time. My active investing style has worked well for me over the years, but for most investors I recommend a longer-term approach.


                                   I tend not to worry very must about the day to day swings of the market, which are very hard to comprehend. Instead, I try to be rather clever in diagnosing values and trying to win 70 to 80 percent of the time.


                                   YOU BEGAN INVESTING IN 1929.  WHAT WAS YOUR
                                   EXPERIENCE WITH THE "GREAT CRASH"?



                                   - 5 -







                                   The only money I managed in the Panic of 1929
                                   was my own. My portfolio was down about 12 percent, and I had an uneasy feeling about the market and conditions in general. Those were the days of 10 percent margin. I studied the lists carefully for a stock that was overvalued in my opinion and which I could sell short as a hedge. I came across RCA at about $100 per share. It had recently split 5 for 1 and appeared overvalued. There were no dividends, little income, a low net worth and a weak financial position. I sold RCA short in the amount equal to the dollar value of my long portfolio. It proved to be a timely and profitable move.


                                   HOW DID THE CRASH OF 1929 AFFECT YOUR INVESTING
                                   STYLE?


                                   I am prematurely bearish when the market goes up for a long time and everybody is happy because they are richer. I am very bullish when the market has gone down perceptibly and I feel it has discounted any troubles we are going to have.


                                   HOW IMPORTANT ARE PSYCHOLOGICAL FACTORS TO
                                   MARKET BEHAVIOR?


                                   There are many factors in addition to
                                   economic statistics or security analysis in a buy or sell decision. I believe psychology plays an important role in the Market. Some people follow the crowd in hopes they'll be swept along in the right direction, but if the crowd is late in acting, this can be a bad move.


                                   I like to be contrary. When things look bad, I become optimistic. When everything looks rosy, and the crowd is optimistic, I like to be a seller. Sometimes I'm too early, but I generally profit.


                                   AS A RENOWNED ART COLLECTOR, DO YOU FIND
                                   SIMILARITIES BETWEEN SELECTING STOCKS AND
                                   SELECTING WORKS OF ART?



                                   - 6 -







                                   Both are an art, although picking stocks is a
                                   minor art compared with painting, sculpture or
"When things look bad, I           literature.  I started buying art in the 30s,
become optimistic.  When           and in the 40s it was a daily, almost hourly
everything looks rosy, and         occurrence.  My inclination to buy the works of
the crowd is optimistic, I         living artists comes from Van Gogh, who sold
like to be a seller."              only one painting during his lifetime.  He died
                                   in poverty, only then to become a legend and
                                   have his work sold for millions of dollars.





                                                [PICTURE OF ROY NEUBERGER]


                                   There are more variables to consider now in both buying art and picking stocks. In the modern stock markets, the heavy use of futures and options has changed the nature of the investment world. In past times, the stock market was much less complicated, as was the art world.


                                   Artists rose and fell on their own merits without a lot of publicity and attention. As more and more dealers are involved with artists, the price of their work becomes inflated. So I almost always buy works of unknown, relatively undiscovered artists, which, I suppose is similar to value investing.


                                   But the big difference in my view of art and stocks is that I buy a stock to sell it and make money. I never bought paintings or sculptures for investment in my life. The objective is to enjoy their beauty.



                                   - 7 -







                                   WHAT DO YOU CONSIDER THE BUSINESS MILESTONES
                                   IN YOUR LIFE?


                                   Being a founder of Neuberger & Berman and creating one of the first no-load mutual funds. I started on Wall Street in 1929, and during the depression I managed my own money and that of my clientele. We all prospered, but I wanted to have my own firm. In 1939 I became a founder of Neuberger & Berman, and for about 10 years we managed money for individuals with substantial financial assets. But I also wanted to offer the smaller investor the benefits of professional money management, so in 1950 I created the Guardian Mutual Fund (now known as the
                                   Neuberger & Berman Guardian Fund). The Fund was kind of an innovation in its time because it didn't charge a sales commission. I thought the public was being overcharged for mutual funds, so I wanted to create a fund that would be offered directly to the public without a sales charge. Now of course the "no-load" fund business is a huge industry. I managed the Fund myself for over 28 years.


                                                [PICTURE OF ROY NEUBERGER]


                                   YOU'RE IN YOUR NINETIES AND STILL YOU GO INTO
                                   THE OFFICE EVERY DAY TO MANAGE YOUR
                                   INVESTMENTS. WHY?


                                   I like the fun of being nimble in the stock market, and I'm addicted to the market's fascinations.


                                   WHAT CLOSING WORDS OF ADVICE DO YOU HAVE
                                   ABOUT INVESTING?


                                   Realize that there are opportunities at all times for the adventuresome investor. And stay in good physical condition. It's a strange thing. You do not dissipate your energies by using them. Exercise your body and your brain every day, and you'll do better in investments and in life.



                                   - 8 -







                                   ROY NEUBERGER:  A BRIEF BIOGRAPHY

                                   Roy Neuberger is a founder of the investment management firm Neuberger & Berman, and a renowned value investor. He is also a recognized collector of contemporary American art, much of which he has given away to museums and colleges across the country.


                                         During the 1920s, Roy studied art in
                                   Paris. When he realized he didn't possess the talent to become an artist, he decided to collect art, and to support this passion, Roy turned to investing -- a pursuit for which his talents have proven more than adequate.


                                   A TALENT FOR INVESTING


                                         Roy began his investment career by
                                   joining a brokerage firm in 1929, seven
                                   months before the "Great Crash." Just weeks before "Black Monday," he shorted the stock of RCA, thinking it was overvalued. He profited from the falling market and gained a reputation for market prescience and stock selection that has lasted his entire career.


                                   NEUBERGER & BERMAN'S FOUNDING

                                         Roy's investing acumen attracted many
                                   people who wished to have him manage their money. In 1939, at the age of 36, after purchasing a seat on the New York Stock
                                   Exchange, Roy founded Neuberger & Berman to provide money management services to people who lacked the time, interest or expertise to manage their own assets.



                                   - 9 -







                                   NEUBERGER & BERMAN -- OVER FIVE DECADES OF
                                   GROWTH


                                         Neuberger & Berman has grown through
                                   the years and now manages approximately $30 billion of equity and fixed income assets, both domestic and international, for individuals, institutions, and its family of no-load mutual funds. Today, as when the firm was founded, Neuberger & Berman follows a value approach to investing, designed to enable clients to advance in good markets and minimize losses when conditions are less favorable.

















                                         For more complete information about the
                                         Neuberger & Berman Guardian Fund,
                                         including fees and expenses, call
                                         Neuberger & Berman Management at
                                         800-877- 9700 for a free prospectus.
                                         Please read it carefully, before you
                                         invest or send money.





                                   - 10 -

























                                              Neuberger & Berman Management
                                              Inc.[SERVICE MARK]

                                                   605 Third Avenue, 2nd Floor
                                                   New York, NY  10158-0006
                                                   Shareholder Services
                                                   (800) 877-9700

                                                   [COPYRIGHT SYMBOL]1995
                                                   Neuberger & Berman

                                                PRINTED ON RECYCLED PAPER
                                                    WITH SOY BASED INKS


=========================================================================================

                           NEUBERGER & BERMAN EQUITY FUNDS
                    POST-EFFECTIVE AMENDMENT NO. 76 ON FORM N-1A

                                       PART C

                                  OTHER INFORMATION

     Item 24.   Financial Statements and Exhibits.
     -------    ---------------------------------

     (a)        Financial Statements:

                The audited financial statements contained in the Annual Report to Shareholders of the Registrant for the fiscal year ended August 31, 1996, for Neuberger & Berman Equity Funds (with respect to Neuberger & Berman Focus Fund, Neuberger & Berman Genesis Fund, Neuberger & Berman Guardian Fund, Neuberger & Berman International Fund, Neuberger & Berman Manhattan Fund, Neuberger & Berman Partners Fund, and Neuberger & Berman Socially Responsive Fund), Equity Managers Trust (with respect to Neuberger & Berman Focus Portfolio, Neuberger & Berman Genesis Portfolio, Neuberger & Berman Guardian Portfolio,
                Neuberger & Berman Manhattan Portfolio, Neuberger & Berman Partners Portfolio, and Neuberger & Berman Socially Responsive Portfolio) and Global Managers Trust (with respect to Neuberger & Berman International Portfolio) and the reports of the independent auditors/accountants are incorporated into the Statement of Additional Information by reference.

                Included in Part A of this Post-Effective Amendment:

                      FINANCIAL HIGHLIGHTS for Neuberger & Berman Focus Fund, Neuberger & Berman Genesis Fund, Neuberger & Berman Guardian Fund, Neuberger & Berman International Fund, Neuberger & Berman Manhattan Fund, Neuberger & Berman Partners Fund, and Neuberger & Berman Socially Responsive Fund, for the periods indicated therein.

     (b)        Exhibits:

                    Exhibit                          Description
                    Number                           -----------
                    -------


                    (1)       (a)                 Certificate of Trust.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  70 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000314.

                              (b)                 Trust Instrument of Neuberger & Berman
                                                  Equity Funds.  Incorporated by Reference to
                                                  Post-Effective Amendment No. 70 to
                                                  Registrant's Registration Statement, File
                                                  Nos. 2-11357 and 811-582, Edgar Accession
                                                  No. 0000898432-95-000314.

                              (c)                 Schedule A - Current Series of Neuberger &
                                                  Berman Equity Funds.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  70 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000314.

                    (2)                           By-laws of Neuberger & Berman Equity Funds.
                                                  Incorporated by Reference to Post-Effective
                                                  Amendment No. 70 to Registrant's
                                                  Registration Statement, File Nos. 2-11357
                                                  and 811-582, Edgar Accession No.
                                                  0000898432-95-000314.

                    (3)                           Voting Trust Agreement.  None.

                    (4)       (a)                 Trust Instrument of Neuberger & Berman
                                                  Equity Funds, Articles IV, V, and VI.
                                                  Incorporated by Reference to Post-Effective
                                                  No. 70 to Registrant's Registration
                                                  Statement, File Nos. 2-11357 and 811-582,
                                                  Edgar Accession No. 0000898432-95-000314.








                                         C-2











                    Exhibit                          Description
                    Number                           -----------
                    -------

                              (b)                 By-Laws of Neuberger & Berman Equity Funds,
                                                  Articles V, VI, and VIII.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  70 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000314.

                    (5)       (a)         (i)     Management Agreement Between Equity
                                                  Managers Trust and Neuberger & Berman
                                                  Management Incorporated.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  70 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000314.

                                          (ii)    Schedule A - Series of Equity Managers
                                                  Trust Currently Subject to the Management
                                                  Agreement.  Incorporated by Reference to
                                                  Post-Effective Amendment No. 70 to
                                                  Registrant's Registration Statement, File
                                                  Nos. 2-11357 and 811-582, Edgar Accession
                                                  No. 0000898432-95-000314.

                                          (iii)   Schedule B - Schedule of Compensation Under
                                                  the Management Agreement.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  70 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000314.

                              (b)         (i)     Sub-Advisory Agreement Between Neuberger &
                                                  Berman Management Incorporated and
                                                  Neuberger & Berman, LLC with Respect to
                                                  Equity Managers Trust.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  70 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000314.

                                          (ii)    Schedule A - Series of Equity Managers
                                                  Trust Currently Subject to the Sub-Advisory
                                                  Agreement.  Incorporated by Reference to
                                                  Post-Effective Amendment No. 70 to
                                                  Registrant's Registration Statement, File
                                                  Nos. 2-11357 and 811-582, Edgar Accession
                                                  No. 0000898432-95-000314.



                                         C-3











                    Exhibit                          Description
                    Number                           -----------
                    -------

                              (c)         (i)     Management Agreement Between Global
                                                  Managers Trust and Neuberger & Berman
                                                  Management Incorporated.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  74 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000426.

                                          (ii)    Schedule A - Series of Global Managers
                                                  Trust Currently Subject to the Management
                                                  Agreement.  Incorporated by Reference to
                                                  Post-Effective Amendment No. 74 to
                                                  Registrant's Registration Statement, File
                                                  Nos. 2-11357 and 811-582, Edgar Accession
                                                  No. 0000898432-95-000426.

                                          (iii)   Schedule B - Schedule of Compensation Under
                                                  the Management Agreement.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  74 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000426.

                              (d)         (i)     Sub-Advisory Agreement Between Neuberger &
                                                  Berman Management Incorporated and
                                                  Neuberger & Berman, LLC with Respect to
                                                  Global Managers Trust.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  74 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000426.

                                          (ii)    Schedule A - Series of Global Managers
                                                  Trust Currently Subject to the Sub-Advisory
                                                  Agreement.  Incorporated by Reference to
                                                  Post-Effective Amendment No. 74 to
                                                  Registrant's Registration Statement, File
                                                  Nos. 2-11357 and 811-582, Edgar Accession
                                                  No. 0000898432-95-000426.

                    (6)       (a)         Distribution Agreement Between Neuberger & Berman
                                          Equity Funds and Neuberger & Berman Management
                                          Incorporated.  Incorporated by Reference to Post-
                                          Effective Amendment No. 70 to Registrant's
                                          Registration Statement, File Nos. 2-11357 and 811-
                                          582, Edgar Accession No. 0000898432-95-000314.



                                         C-4











                    Exhibit                          Description
                    Number                           -----------
                    -------

                              (b)         Schedule A - Series of Neuberger & Berman Equity
                                          Funds Currently Subject to the Distribution
                                          Agreement.  Incorporated by Reference to Post-
                                          Effective Amendment No. 70 to Registrant's
                                          Registration Statement, File Nos. 2-11357 and 811-
                                          582, Edgar Accession No. 0000898432-95-000314.

                    (7)                   Bonus, Profit Sharing or Pension Plans.  None.

                    (8)       (a)         Custodian Contract Between Neuberger & Berman
                                          Equity Funds and State Street Bank and Trust
                                          Company.  Incorporated by Reference to Post-
                                          Effective Amendment No. 74 to Registrant's
                                          Registration Statement, File Nos. 2-11357 and 811-
                                          582, Edgar Accession No. 0000898432-95-000426.

                              (b)         Schedule A - Approved Foreign Banking Institutions
                                          and Securities Depositories Under the Custodian
                                          Contract.  Incorporated by Reference to Post-
                                          Effective Amendment No. 3 to the Registration
                                          Statement of Neuberger & Berman Equity Assets, File
                                          Nos. 33-82568 and 811-8106, Edgar Accession
                                          No. 0000898432-95-000426.

                              (c)         Schedule B - Approved Foreign Banking Institutions
                                          and Securities Depositories under the Custodian
                                          Contract with Respect to Neuberger & Berman
                                          International Fund.  To Be Filed By Amendment.

                              (d)         Schedule of Compensation under the Custodian
                                          Contract.  Filed Herewith.

                    (9)       (a)         (i)     Transfer Agency and Service Agreement
                                                  Between Neuberger & Berman Equity Funds and
                                                  State Street Bank and Trust Company.
                                                  Incorporated by Reference to Post-Effective
                                                  Amendment No. 70 to Registrant's
                                                  Registration Statement, File Nos. 2-11357
                                                  and 811-582, Edgar Accession No.
                                                  0000898432-95-000314.









                                         C-5











                    Exhibit                          Description
                    Number                           -----------
                    -------

                                          (ii)    Agreement Between Neuberger & Berman Equity
                                                  Funds and State Street Bank and Trust
                                                  Company Adding Neuberger & Berman
                                                  International Fund as a Portfolio Governed
                                                  by the Transfer Agency and Service
                                                  Agreement.  Incorporated by Reference to
                                                  Post-Effective Amendment No. 70 to
                                                  Registrant's Registration Statement, File
                                                  Nos. 2-11357 and 811-582, Edgar Accession
                                                  No. 0000898432-95-000314.

                                          (iii)   First Amendment to Transfer Agency and
                                                  Service Agreement Between Neuberger &
                                                  Berman Equity Funds and State Street Bank
                                                  and Trust Company.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  70 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000314.

                                          (iv)    Schedule of Compensation under the Transfer
                                                  Agency and Service Agreement.  Filed
                                                  Herewith.

                              (b)         (i)     Administration Agreement Between Neuberger
                                                  & Berman Equity Funds and Neuberger &
                                                  Berman Management Incorporated.
                                                  Incorporated by Reference to Post-Effective
                                                  Amendment No. 70 to Registrant's
                                                  Registration Statement, File Nos. 2-11357
                                                  and 811-582, Edgar Accession No.
                                                  0000898432-95-000314.

                                          (ii)    Schedule A - Series of Neuberger & Berman
                                                  Equity Funds Currently Subject to the
                                                  Administration Agreement.  Incorporated by
                                                  Reference to Post-Effective Amendment No.
                                                  71 to Registrant's Registration Statement,
                                                  File Nos. 2-11357 and 811-582, Edgar
                                                  Accession No. 0000898432-95-000347.

                                          (iii)   Schedule B - Schedule of Compensation Under
                                                  the Administration Agreement.  Incorporated
                                                  by Reference to Post-Effective Amendment
                                                  No. 70 to Registrant's Registration
                                                  Statement, File Nos. 2-11357 and 811-582,
                                                  Edgar Accession No. 0000898432-95-000314.


                                         C-6











                    Exhibit                          Description
                    Number                           -----------
                    -------

                    (10)                  Opinion and Consent of Kirkpatrick & Lockhart LLP
                                          on Securities Matters.  Incorporated by Reference
                                          to Registrant's Rule 24f-2 Notice for the Fiscal
                                          Year Ended August 31, 1996, File Nos. 2-11357 and
                                          811-582, Edgar Accession No. 0000898432-96-000464.

                    (11)      (a)         Consent of Ernst & Young LLP, Independent Auditors.
                                          Filed Herewith.

                              (b)         Consent of Ernst & Young, Independent Auditors.
                                          Filed Herewith.

                              (c)         Consent of Coopers & Lybrand L.L.P., Independent
                                          Accountants.  Filed Herewith.

                    (12)                  Financial Statements Omitted from Prospectus.
                                          None.

                    (13)                  Letter of Investment Intent.  None.

                    (14)                  Prototype Retirement Plan.  None.

                    (15)                  Plan Pursuant to Rule 12b-1.  None.

                    (16)                  Schedule of Computation of Performance Quotations.
                                          Incorporated by Reference to Post-Effective
                                          Amendments Nos. 61 and 67 to Registrant's
                                          Registration Statement, File Nos. 2-11357 and
                                          811-582.

                    (17)                  Financial Data Schedule.  Filed Herewith.

                    (18)                  Plan Pursuant to Rule 18f-3.  None.


     Item 25.   Persons Controlled By or Under Common Control with Registrant.
     -------    -------------------------------------------------------------

                No person is controlled by or under common control with the Registrant. (Registrant is organized in a master/feeder fund structure, and technically may be considered to control the master funds in which it invests, Equity Managers Trust and Global Managers Trust.)

     Item 26.   Number of Holders of Securities.
     -------    --------------------------------

                The following information is given as of October 31, 1996.

                                                                  Number of
                  Title of Class                                  Record Holders
                  ---------------                                 --------------

                  Shares of beneficial interest, $0.001 par value, of:

                  Neuberger & Berman Focus Fund                       41,638
                  Neuberger & Berman Genesis Fund                     13,467
                  Neuberger & Berman Guardian Fund                   137,141
                  Neuberger & Berman International Fund                3,600
                  Neuberger & Berman Manhattan Fund                   43,007
                  Neuberger & Berman Partners Fund                    63,299
                  Neuberger & Berman Socially                          2,719
                    Responsive Fund


     Item 27.   Indemnification.
     -------    ---------------

                A Delaware business trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 2 of the Trust Instrument provides that the Registrant shall indemnify any present or former trustee, officer, employee or agent of the Registrant ("Covered Person") to the fullest extent permitted by law against liability and all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding ("Action") in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other body to be liable to the Registrant or its shareholders by reason of "willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office" ("Disabling Conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Registrant. In the event of a settlement, no indemnification may be provided unless there has been a determination that the officer or trustee did not engage in Disabling Conduct (i) by the court or other body approving the settlement; (ii) by at least a majority of those trustees who are neither interested persons, as that term is defined in the Investment Company Act of 1940 ("1940 Act"), of the Registrant ("Independent Trustees"), nor parties to the matter based upon a review of readily available facts; or
     (iii) by written opinion of independent legal counsel based upon a review of readily available facts.

                Pursuant to Article IX, Section 3 of the Trust Instrument, if any present or former shareholder of any series ("Series") of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.

                Section 9 of the Management Agreements between Neuberger & Berman Management Incorporated ("N&B Management") and Equity Managers Trust and Global Managers Trust (Equity Managers Trust and Global Managers Trust are collectively referred to as the "Managers Trusts") provide that neither N&B Management nor any director, officer or employee of N&B Management performing services for the series of the Managers Trusts at the direction or request of N&B Management in connection with N&B Management's discharge of its obligations under the Agreements shall be liable for any error of judgment or mistake of law or for any loss suffered by a series in connection with any matter to which the Agreements relates; provided, that nothing in the Agreements shall be construed (i) to protect N&B Management against any liability to the Managers Trusts or any series thereof or their interest holders to which N&B Management would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of N&B Management's reckless disregard of its obligations and duties under the Agreements, or (ii) to protect any director, officer or employee of N&B Management who is or was a trustee or officer of the Managers Trusts against any liability to the Managers Trusts or any series thereof or its interest holders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with Managers Trusts.

                Section 1 of the Sub-Advisory Agreements between N&B Management and Neuberger & Berman, LLC ("Neuberger & Berman") with respect to the Managers Trusts provides that, in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or of reckless disregard of its duties and obligations under the Agreement, Neuberger & Berman will not be subject to any liability for any act or omission or any loss suffered by any series of the Managers Trusts or their interest holders in connection with the matters to which the Agreements relate.

                Section  12  of  the   Administration   Agreement   between  the
     Registrant and N&B Management provides that N&B Management will not be liable to the Registrant for any action taken or omitted to be taken by N&B Management or its employees, agents or contractors in carrying out the provisions of the Agreement if such action was taken or omitted in good faith and without negligence or misconduct on the part of N&B Management, or its employees, agents or contractors. Section 13 of the Administration Agreement provides that the Registrant shall indemnify N&B Management and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by N&B Management that result from: (i) any claim, action, suit or proceeding in connection with N&B Management's entry into or performance of the Agreement; or (ii) any action taken or omission to act committed by N&B Management in the performance of its obligations under the Agreement; or
     (iii) any action of N&B Management upon instructions believed in good faith by it to have been executed by a duly authorized officer or representative of a Series; provided, that N&B Management will not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of N&B Management, or its employees, agents or contractors. Amounts payable by the Registrant under this provision shall be payable solely out of assets belonging to that Series, and not from assets belonging to any other Series of the Registrant. Section 14 of the Administration Agreement provides that N&B Management will indemnify the Registrant and hold it harmless from and against any and all losses, damages and expenses, including reasonable attorneys' fees and expenses, incurred by the Registrant that result from: (i) N&B Management's failure to comply with the terms of the Agreement; or (ii) N&B Management's lack of good faith in performing its obligations under the Agreement; or (iii) the negligence or misconduct of N&B Management, or its employees, agents or contractors in connection with the Agreement. The Registrant shall not be entitled to such indemnification in respect of actions or omissions constituting negligence or misconduct on the part of the Registrant or its employees, agents or contractors other than N&B Management, unless such negligence or misconduct results from or is accompanied by negligence or misconduct on the part of N&B Management, any affiliated person of N&B Management, or any affiliated person of an affiliated person of N&B Management.

                Section 11 of the Distribution Agreement between the Registrant and N&B Management provides that N&B Management shall look only to the assets of a Series for the Registrant's performance of the Agreement by the Registrant on behalf of such Series, and neither the Trustees nor any of the Registrant's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

                Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("1933 Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

     Item 28.   Business and Other Connections of Adviser and Sub-Adviser.
     -------    ---------------------------------------------------------

                There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director or officer of N&B Management and each principal of Neuberger & Berman is, or at any time during the past two years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

       NAME                            BUSINESS AND OTHER CONNECTIONS
       ----                            ------------------------------


       Claudia A. Brandon              Secretary, Neuberger & Berman Advisers
       Vice President,                 Management Trust (Delaware business trust);
       N&B Management                  Secretary, Advisers Managers Trust; Secretary,
                                       Neuberger  & Berman  Advisers  Management
                                       Trust (Massachusetts business trust) (1);
                                       Secretary,   Neuberger  &  Berman  Income
                                       Funds;  Secretary,   Neuberger  &  Berman
                                       Income  Trust;  Secretary,   Neuberger  &
                                       Berman Equity Funds; Secretary, Neuberger
                                       & Berman Equity Trust; Secretary,  Income
                                       Managers   Trust;    Secretary,    Equity
                                       Managers   Trust;    Secretary,    Global
                                       Managers  Trust;  Secretary,  Neuberger &
                                       Berman Equity Assets.

       Stacy Cooper-Shugrue            Assistant Secretary, Neuberger & Berman Advisers
       Assistant Vice President,       Management Trust (Delaware business trust);
       N&B Management                  Assistant Secretary, Advisers Managers Trust;
                                       Assistant  Secretary,  Neuberger & Berman
                                       Advisers Management Trust  (Massachusetts
                                       business trust) (1); Assistant Secretary,
                                       Neuberger   &   Berman    Income   Funds;
                                       Assistant  Secretary,  Neuberger & Berman
                                       Income   Trust;    Assistant   Secretary,
                                       Neuberger   &   Berman    Equity   Funds;
                                       Assistant  Secretary,  Neuberger & Berman
                                       Equity Trust; Assistant Secretary, Income
                                       Managers  Trust;   Assistant   Secretary,
                                       Equity    Managers    Trust;    Assistant
                                       Secretary,    Global    Managers   Trust;
                                       Assistant  Secretary,  Neuberger & Berman
                                       Equity Assets.


                                         C-11











       NAME                            BUSINESS AND OTHER CONNECTIONS
       ----                            ------------------------------

       Robert Cresci                   Assistant Portfolio Manager, BNP-N&B Global
       Assistant Vice President,       Asset Management L.P. (joint venture of
       N&B Management                  Neuberger & Berman and Banque Nationale de
                                       Paris) (2).

       Barbara DiGiorgio,              Assistant Treasurer, Neuberger & Berman Advisers
       Assistant Vice President,       Management Trust (Delaware business trust);
       N&B Management                  Assistant Treasurer, Advisers Managers Trust;
                                       Assistant  Treasurer,  Neuberger & Berman
                                       Income   Funds;    Assistant   Treasurer,
                                       Neuberger   &   Berman    Income   Trust;
                                       Assistant  Treasurer,  Neuberger & Berman
                                       Equity   Funds;    Assistant   Treasurer,
                                       Neuberger   &   Berman    Equity   Trust;
                                       Assistant   Treasurer,   Income  Managers
                                       Trust;   Assistant   Treasurer,    Equity
                                       Managers  Trust;   Assistant   Treasurer,
                                       Global    Managers    Trust;    Assistant
                                       Treasurer,   Neuberger  &  Berman  Equity
                                       Assets.

       Stanley Egener                  Chairman of the Board and Trustee, Neuberger &
       President and Director,         Berman Advisers Management Trust (Delaware
       N&B Management; Principal,      business trust); Chairman of the Board and
       Neuberger & Berman              Trustee, Advisers Managers Trust; Chairman of
                                       the Board and Trustee, Neuberger & Berman
                                       Advisers Management Trust (Massachusetts
                                       business trust) (1); Chairman of the Board and
                                       Trustee, Neuberger & Berman Income Funds;
                                       Chairman of the Board and Trustee, Neuberger &
                                       Berman Income Trust; Chairman of the Board and
                                       Trustee, Neuberger & Berman Equity Funds;
                                       Chairman of the Board and Trustee, Neuberger &
                                       Berman Equity Trust; Chairman of the Board and
                                       Trustee, Income Managers Trust; Chairman of the
                                       Board and Trustee, Equity Managers Trust;
                                       Chairman of the Board and Trustee, Global
                                       Managers Trust; Chairman of the Board and
                                       Trustee, Neuberger & Berman Equity Assets.

       Theodore P.  Giuliano  President  and Trustee,  Neuberger & Berman Income
       Vice President and Director,  Funds;  President and Trustee,  Neuberger &
       Berman N&B Management;  Principal,  Income Trust;  President and Trustee,
       Income Neuberger & Berman Managers Trust.









                                         C-12











       NAME                            BUSINESS AND OTHER CONNECTIONS
       ----                            ------------------------------

       C. Carl Randolph                Assistant Secretary, Neuberger & Berman Advisers
       Principal,                      Management Trust (Delaware business trust);
       Neuberger & Berman              Assistant Secretary, Advisers Managers Trust;
                                       Assistant  Secretary,  Neuberger & Berman
                                       Advisers Management Trust  (Massachusetts
                                       business trust) (1); Assistant Secretary,
                                       Neuberger   &   Berman    Income   Funds;
                                       Assistant  Secretary,  Neuberger & Berman
                                       Income   Trust;    Assistant   Secretary,
                                       Neuberger   &   Berman    Equity   Funds;
                                       Assistant  Secretary,  Neuberger & Berman
                                       Equity Trust; Assistant Secretary, Income
                                       Managers  Trust;   Assistant   Secretary,
                                       Equity    Managers    Trust;    Assistant
                                       Secretary,    Global    Managers   Trust;
                                       Assistant  Secretary,  Neuberger & Berman
                                       Equity Assets.

       Felix Rovelli                   Senior Vice President-Senior Equity Portfolio
       Vice President,                 Manager, BNP-N&B Global Asset Management L.P.
       N&B Management                  (joint venture of Neuberger & Berman and Banque
                                       Nationale de Paris) (2).

       Richard Russell                 Treasurer, Neuberger & Berman Advisers
       Vice President,                 Management Trust (Delaware business trust);
       N&B Management                  Treasurer, Advisers Managers Trust; Treasurer,
                                       Neuberger  & Berman  Advisers  Management
                                       Trust (Massachusetts business trust) (1);
                                       Treasurer,   Neuberger  &  Berman  Income
                                       Funds;  Treasurer,   Neuberger  &  Berman
                                       Income  Trust;  Treasurer,   Neuberger  &
                                       Berman Equity Funds; Treasurer, Neuberger
                                       & Berman Equity Trust; Treasurer,  Income
                                       Managers   Trust;    Treasurer,    Equity
                                       Managers   Trust;    Treasurer,    Global
                                       Managers  Trust;  Treasurer,  Neuberger &
                                       Berman Equity Assets.

       Daniel J. Sullivan              Vice President, Neuberger & Berman Advisers
       Senior Vice President,          Management Trust (Delaware business trust); Vice
       N&B Management                  President, Advisers Managers Trust; Vice
                                       President,  Neuberger  & Berman  Advisers
                                       Management Trust (Massachusetts  business
                                       trust) (1); Vice  President,  Neuberger &
                                       Berman  Income  Funds;   Vice  President,
                                       Neuberger  & Berman  Income  Trust;  Vice
                                       President,   Neuberger  &  Berman  Equity
                                       Funds; Vice President, Neuberger & Berman
                                       Equity  Trust;  Vice  President,   Income
                                       Managers Trust;  Vice  President,  Equity
                                       Managers Trust;  Vice  President,  Global
                                       Managers Trust; Vice President, Neuberger
                                       & Berman Equity Assets.


                                         C-13











       NAME                            BUSINESS AND OTHER CONNECTIONS
       ----                            ------------------------------

       Susan Switzer                   Portfolio Manager, Mitchell Hutchins Asset
       Assistant Vice President,       Management Inc., 1285 Avenue of the Americas,
       N&B Management                  New York, New York 10019 (3).

       Michael J. Weiner               Vice President, Neuberger & Berman Advisers
       Senior Vice President,          Management Trust (Delaware business trust); Vice
       N&B Management                  President, Advisers Managers Trust; Vice
                                       President,  Neuberger  & Berman  Advisers
                                       Management Trust (Massachusetts  business
                                       trust) (1); Vice  President,  Neuberger &
                                       Berman  Income  Funds;   Vice  President,
                                       Neuberger  & Berman  Income  Trust;  Vice
                                       President,   Neuberger  &  Berman  Equity
                                       Funds; Vice President, Neuberger & Berman
                                       Equity  Trust;  Vice  President,   Income
                                       Managers Trust;  Vice  President,  Equity
                                       Managers Trust;  Vice  President,  Global
                                       Managers Trust; Vice President, Neuberger
                                       & Berman Equity Assets.

       Celeste Wischerth,              Assistant Treasurer, Neuberger & Berman Advisers
       Assistant Vice President,       Management Trust (Delaware business trust);
       N&B Management                  Assistant Treasurer, Advisers Managers Trust;
                                       Assistant  Treasurer,  Neuberger & Berman
                                       Income   Funds;    Assistant   Treasurer,
                                       Neuberger   &   Berman    Income   Trust;
                                       Assistant  Treasurer,  Neuberger & Berman
                                       Equity   Funds;    Assistant   Treasurer,
                                       Neuberger   &   Berman    Equity   Trust;
                                       Assistant   Treasurer,   Income  Managers
                                       Trust;   Assistant   Treasurer,    Equity
                                       Managers  Trust;   Assistant   Treasurer,
                                       Global    Managers    Trust;    Assistant
                                       Treasurer,   Neuberger  &  Berman  Equity
                                       Assets.

       Lawrence Zicklin                President and Trustee, Neuberger & Berman
       Director, N&B Management;       Advisers Management Trust (Delaware business
       Principal, Neuberger & Berman   trust); President and Trustee, Advisers Managers
                                       Trust; President and Trustee, Neuberger &
                                       Berman    Advisers    Management    Trust
                                       (Massachusetts   business   trust)   (1);
                                       President and Trustee, Neuberger & Berman
                                       Equity  Funds;   President  and  Trustee,
                                       Neuberger   &   Berman    Equity   Trust;
                                       President  and Trustee,  Equity  Managers
                                       Trust; President,  Global Managers Trust;
                                       President and Trustee, Neuberger & Berman
                                       Equity Assets


                The principal address of N&B Management, Neuberger & Berman, LLC, and of each of the investment companies named above, is 605 Third Avenue, New York, New York 10158.
     -----------------------------

     (1)        Until April 30, 1995.
     (2)        Until October 31, 1995.
     (3)        Until 1994.


     Item 29.   Principal Underwriters.
     -------    ----------------------

                (a) N&B Management, the principal underwriter distributing securities of the Registrant, is also the principal underwriter and distributor for each of the following investment companies:

                      Neuberger & Berman Advisers Management Trust
                      Neuberger & Berman Equity Assets
                      Neuberger & Berman Equity Trust
                      Neuberger & Berman Income Funds
                      Neuberger & Berman Income Trust

                N&B Management is also the investment manager to the master funds in which the above-named investment companies invest.

                (b) Set forth below is information concerning the directors and officers of the Registrant's principal underwriter. The principal business address of each of the persons listed is 605 Third Avenue, New York, New York 10158-0180, which is also the address of the Registrant's principal underwriter.

          NAME                         POSITIONS AND OFFICES           POSITIONS AND OFFICES
          ----                         WITH UNDERWRITER                WITH REGISTRANT
                                       ---------------------           ---------------------


          Claudia A. Brandon           Vice President                  Secretary

          Patrick T. Byrne             Vice President                  None

          Richard A. Cantor            Chairman of the Board and       None
                                          Director

          Robert Conti                 Treasurer                       None

          Stacy Cooper-Shugrue         Assistant Vice President        Assistant Secretary



                                         C-15











          NAME                         POSITIONS AND OFFICES           POSITIONS AND OFFICES
          ----                         WITH UNDERWRITER                WITH REGISTRANT
                                       ---------------------           ---------------------

          Robert Cresci                Assistant Vice President        None

          William Cunningham           Vice President                  None

          Clara Del Villar             Vice President                  None

          Barbara DiGiorgio            Assistant Vice President        Assistant Treasurer

          Roberta D'Orio               Assistant Vice President        None

          Stanley Egener               President and Director          Chairman of the Board of
                                                                       Trustees
                                                                       (Chief Executive Officer)

          Joseph G. Galli              Assistant Vice President        None

          Robert I. Gendelman          Assistant Vice President        None

          Mark R. Goldstein            Vice President                  None

          Theodore P. Giuliano         Vice President and Director     None

          Farha-Joyce Haboucha         Vice President                  None

          Leslie Holliday-Soto         Assistant Vice President        None

          Jody L. Irwin                Assistant Vice President        None

          Michael M. Kassen            Vice President and Director     None

          Irwin Lainoff                Director                        None

          Michael Lamberti             Vice President                  None
          Josephine Mahaney            Vice President                  None

          Carmen G. Martinez           Assistant Vice President        None

          Lawrence Marx III            Vice President                  None

          Ellen Metzger                Vice President and Secretary    None

          Paul Metzger                 Assistant Vice President        None

          Loraine Olavarria            Assistant Secretary             None

          Janet W. Prindle             Vice President                  None



                                         C-16











          NAME                         POSITIONS AND OFFICES           POSITIONS AND OFFICES
          ----                         WITH UNDERWRITER                WITH REGISTRANT
                                       ---------------------           ---------------------

          Joseph S. Quirk              Assistant Vice President        None

          Kevin L. Risen               Assistant Vice President        None

          Felix Rovelli                Vice President                  None

          Richard Russell              Vice President                  Treasurer (Principal
                                                                       Accounting Officer)

          Kent C. Simons               Vice President                  None

          Frederick B. Soule           Vice President                  None

          Daniel J. Sullivan           Senior Vice President           Vice President

          Peter E. Sundman             Senior Vice President           None

          Susan Switzer                Assistant Vice President        None

          Andrea Trachtenberg          Vice President of Marketing     None

          Judith M. Vale               Vice President                  None

          Susan Walsh                  Vice President                  None

          Michael J. Weiner            Senior Vice President           Vice President
                                                                       (Principal Financial
                                                                       Officer)

          Celeste Wischerth            Assistant Vice President        Assistant Treasurer

          Thomas Wolfe                 Vice President                  None

          KimMarie Zamot               Assistant Vice President        None
          Lawrence Zicklin             Director                        Trustee and President


                (c) No commissions or other compensation were received directly or indirectly from the Registrant by any principal underwriter who was not an affiliated person of the Registrant.

     Item 30.   Location of Accounts and Records.
     -------    --------------------------------

                All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to the Registrant are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for the Registrant's Trust Instrument and By-laws, minutes of meetings of the Registrant's Trustees and shareholders and the Registrant's policies and contracts, which are maintained at the offices of the Registrant, 605 Third Avenue, New York, New York 10158.

                All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to Equity Managers Trust are maintained at the offices of State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, except for Equity Managers Trust's Declaration of Trust and By-laws, minutes of meetings of Equity Managers Trust's Trustees and interest holders and Equity Managers Trust's policies and contracts, which are maintained at the offices of the Equity Managers Trust, 605 Third Avenue, New York, New York 10158.

                All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, as amended, and the rules promulgated thereunder with respect to Global Managers Trust are maintained at the offices of State Street Cayman Trust Company, Ltd., Elizabethan Square, P.O. Box 1984, George Town, Grand Cayman, Cayman Islands, BWI.

     Item 31.   Management Services
     -------    -------------------

                Other than as set forth in Parts A and B of this Post-Effective Amendment, the Registrant is not a party to any management-related service contract.

     Item 32.   Undertakings
     -------    ------------

                Registrant   undertakes   to  furnish  each  person  to  whom  a
     prospectus is delivered with a copy of Registrant's latest annual report to shareholders, upon request and without charge.

                                     SIGNATURES
                                     ----------

              Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, NEUBERGER & BERMAN EQUITY FUNDS certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 76 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 4th day of December, 1996.

                                       NEUBERGER & BERMAN EQUITY FUNDS

                              /s/ Lawrence Zicklin
                            By:______________________
                                          Lawrence Zicklin
                                    President

              Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 76 has been signed below by the following persons in the capacities and on the date indicated.

     Signature                   Title                     Date
     ---------                   -----                     ----

     /s/Faith Colish
     ____________________        Trustee                   December 4, 1996
     Faith Colish

     /s/Donald M. Cox
     ____________________        Trustee                   December 4, 1996
     Donald M. Cox

     /s/Stanley Egener           Chairman of the Board
     ____________________          and Trustee (Chief      December 4, 1996
     Stanley Egener                Executive Officer)

     /s/Howard A. Mileaf
     ____________________        Trustee                   December 4, 1996
     Howard A. Mileaf

     /s/Edward I. O'Brien
     ____________________        Trustee                   December 4, 1996
     Edward I. O'Brien





                       (signatures continued on next page)








     Signature                   Title                     Date
     ---------                   -----                     ----

     /s/John T. Patterson, Jr.
     _________________________   Trustee                   December 4, 1996
     John T. Patterson, Jr.

     /s/John P. Rosenthal
     ____________________        Trustee                   December 4, 1996
     John P. Rosenthal

     /s/Cornelius T. Ryan
     ____________________        Trustee                   December 4, 1996
     Cornelius T. Ryan

     /s/Gustave H. Shubert
     ____________________        Trustee                   December 4, 1996
     Gustave H. Shubert

     /s/Alan R. Gruber
     ____________________        Trustee                   December 4, 1996
     Alan R. Gruber

     /s/Lawrence Zicklin
     ____________________        President and Trustee     December 4, 1996
     Lawrence Zicklin

     /s/Michael J. Weiner        Vice President
     ____________________          (Principal              December 4, 1996
     Michael J. Weiner             Financial Officer)


     /s/Richard Russell          Treasurer (Principal
     ____________________          Accounting Officer)     December 4, 1996
     Richard Russell


                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, EQUITY MANAGERS TRUST certifies that it meets all of the requirements for effectiveness of the Post-Effective Amendment No. 76 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City and State of New York on the 4th day of December, 1996.

                                       EQUITY MANAGERS TRUST

                                       /s/ Lawrence Zicklin
                                    By: -------------------
                                        Lawrence Zicklin
                                        President


         Pursuant to the requirements of the Securities Act of 1933, the Post-Effective Amendment No. 76 has been signed below by the following persons in the capacities and on the date indicated.


     Signature                       Title                      Date
     ---------                       -----                      ----

     /s/Faith Colish
     ___________________             Trustee                    December 4, 1996
     Faith Colish

     /s/Donald M. Cox
     ___________________             Trustee                    December 4, 1996
     Donald M. Cox

     /s/Stanley Egener
     ___________________             Chairman of the Board      December 4, 1996
     Stanley Egener                    and Trustee (Chief
                                       Executive Officer)
     /s/Howard A. Mileaf
     ___________________             Trustee                    December 4, 1996
     Howard A. Mileaf

     /s/Edward I. O'Brien
     ___________________             Trustee                    December 4, 1996
     Edward I. O'Brien

                      (signatures continued on next page)











     Signature                       Title                      Date
     ---------                       -----                      ----

     /s/John T. Patterson, Jr.
     _________________________       Trustee                    December 4, 1996
     John T. Patterson, Jr.

     /s/John P. Rosenthal
     _________________________       Trustee                    December 4, 1996
     John P. Rosenthal

     /s/Cornelius T. Ryan
     _________________________       Trustee                    December 4, 1996
     Cornelius T. Ryan

     /s/Gustave H. Shubert
     _________________________       Trustee                    December 4, 1996
     Gustave H. Shubert

     /s/Alan R. Gruber
     _________________________       Trustee                    December 4, 1996
     Alan R. Gruber

     /s/Lawrence Zicklin
     ________________________        President and Trustee      December 4, 1996
     Lawrence Zicklin

     /s/Michael J. Weiner
     ________________________        Vice President             December 4, 1996
     Michael J. Weiner                (Principal
                                      Financial Officer)
     /s/Richard Russell
     ________________________        Treasurer (Principal       December 4, 1996
     Richard Russell                   Accounting Officer)



                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, GLOBAL MANAGERS TRUST certifies that it meets all of the requirements for effectiveness of Post-Effective Amendment No. 76 to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration
Statement to be signed on its behalf by the undersigned, thereto duly authorized, at Grand Cayman, British West Indies, on the 15th day of November, 1996.

                              GLOBAL MANAGERS TRUST


                              By:/s/ Stanley Egener
                                      -------------------------------------
                                      Stanley Egener, Chairman of the Board


         Pursuant  to  the   requirements   of  the   Securities  Act  of  1933,
Post-Effective Amendment No. 76 has been signed below by the following persons in the capacities and on the date indicated.

           Signature                   Title             Date
           ---------                   -----             ----


           /s/ Stanley Egener          Chairman of the   November 15, 1996
           --------------------------  Board and Trustee
           Stanley Egener              (Chief Executive
                                        Officer

           /s/ Howard A. Mileaf        Trustee           November 15, 1996
           --------------------------
           Howard A. Mileaf


           /s/ John T. Patterson, Jr.  Trustee           November 15, 1996
           --------------------------
           John T. Patterson, Jr.


           /s/ John P. Rosenthal       Trustee           November 15, 1996
           --------------------------
           John P. Rosenthal

           /s/ Michael J. Weiner       Vice President    November 15, 1996
           --------------------------  (Principal
           Michael J. Weiner           Financial Officer

           /s/ Richard Russell         Treasurer         November 15, 1996
           --------------------------  (Principal
           Richard Russell*/            Accounting
                                        Officer)














































          */ Signed at Grand Cayman, BWI, by Arthur C. Delibert, pursuant to a power of attorney executed at Paget, Bermuda, On May 5, 1996.

                           NEUBERGER & BERMAN EQUITY FUNDS
                    POST-EFFECTIVE AMENDMENT NO. 76 ON FORM N-1A

                                  INDEX TO EXHIBITS

                                                                                    Sequentially
          Exhibit                                                                     Numbered
          Number                           Description                                  Page
          -------                          -----------                              ------------


          (1)       (a)     Certificate of Trust.  Incorporated by Reference            N.A.
                            to Post-Effective Amendment No. 70 to
                            Registrant's Registration Statement, File Nos.
                            2-11357 and 811-582, Edgar Accession No.
                            0000898432-95-000314.

                    (b)     Trust Instrument of Neuberger & Berman Equity               N.A.
                            Funds.  Incorporated by Reference to Post-
                            Effective Amendment No. 70 to Registrant's
                            Registration Statement, File Nos. 2-11357 and
                            811-582, Edgar Accession No. 0000898432-95-
                            000314.

                    (c)     Schedule A - Current Series of Neuberger &                  N.A.
                            Berman Equity Funds.  Incorporated by Reference
                            to Post-Effective Amendment No. 70 to
                            Registrant's Registration Statement, File Nos.
                            2-11357 and 811-582, Edgar Accession No.
                            0000898432-95-000314.

          (2)       By-laws of Neuberger & Berman Equity Funds. Incorporated            N.A.
                    by Reference to Post-Effective Amendment No. 70 to
                    Registrant's Registration Statement, File Nos. 2-11357
                    and 811-582, Edgar Accession No. 0000898432-95-000314.

          (3)       Voting Trust Agreement.  None.                                      N.A.

          (4)       (a)     Trust Instrument of Neuberger & Berman Equity               N.A.
                            Funds, Articles IV, V, and VI.  Incorporated by
                            Reference to Post-Effective Amendment No. 70 to
                            Registrant's Registration Statement, File Nos.
                            2-11357 and 811-582, Edgar Accession No.
                            0000898432-95-000314.











                                                                                    Sequentially
          Exhibit                                                                     Numbered
          Number                           Description                                  Page
          -------                          -----------                              ------------

                    (b)     By-laws of Neuberger & Berman Equity Funds,                 N.A.
                            Articles V, VI, and VIII.  Incorporated by
                            Reference to Post-Effective Amendment No. 70 to
                            Registrant's Registration Statement, File Nos.
                            2-11357 and 811-582, Edgar Accession No.
                            0000898432-95-000314.

          (5)       (a)     (i)      Management Agreement Between Equity                N.A.
                                     Managers Trust and Neuberger & Berman
                                     Management Incorporated.  Incorporated
                                     by Reference to Post-Effective
                                     Amendment No. 70 to Registrant's
                                     Registration Statement, File Nos. 2-
                                     11357 and 811-582, Edgar Accession No.
                                     0000898432-95-000314.

                            (ii)     Schedule A - Series of Equity Managers             N.A.
                                     Trust Currently Subject to the
                                     Management Agreement.  Incorporated by
                                     Reference to Post-Effective Amendment
                                     No. 70 to Registrant's Registration
                                     Statement, File Nos. 2-11357 and 811-
                                     582, Edgar Accession No. 0000898432-95-
                                     000314.

                            (iii)    Schedule B - Schedule of Compensation              N.A.
                                     Under the Management Agreement.
                                     Incorporated by Reference to Post-
                                     Effective Amendment No. 70 to
                                     Registrant's Registration Statement,
                                     File Nos. 2-11357 and 811-582, Edgar
                                     Accession No. 0000898432-95-000314.

                    (b)     (i)      Sub-Advisory Agreement Between                     N.A.
                                     Neuberger & Berman Management
                                     Incorporated and Neuberger & Berman,
                                     LLC with Respect to Equity Managers
                                     Trust.  Incorporated by Reference to
                                     Post-Effective Amendment No. 70 to
                                     Registrant's Registration Statement,
                                     File Nos. 2-11357 and 811-582, Edgar
                                     Accession No. 0000898432-95-000314.











                                                                                    Sequentially
          Exhibit                                                                     Numbered
          Number                           Description                                  Page
          -------                          -----------                              ------------

                            (ii)     Schedule A - Series of Equity Managers             N.A.
                                     Trust Currently Subject to the Sub-
                                     Advisory Agreement.  Incorporated by
                                     Reference to Post-Effective Amendment
                                     No. 70 to Registrant's Registration
                                     Statement, File Nos. 2-11357 and 811-
                                     582, Edgar Accession No. 0000898432-95-
                                     000314.

                    (c)     (i)      Management Agreement Between Global                N.A.
                                     Managers Trust and Neuberger & Berman
                                     Management Incorporated.  Incorporated
                                     by Reference to Post-Effective
                                     Amendment No. 74 to Registrant's
                                     Registration Statement, File Nos. 2-
                                     11357 and 811-582, Edgar Accession
                                     No. 0000898432-95-000426.

                            (ii)     Schedule A - Series of Global Managers             N.A.
                                     Trust Currently Subject to the
                                     Management Agreement.  Incorporated by
                                     Reference to Post-Effective Amendment
                                     No. 74 to Registrant's Registration
                                     Statement, File Nos. 2-11357 and 811-
                                     582, Edgar Accession No. 0000898432-95-
                                     000426.

                            (iii)    Schedule B - Schedule of Compensation              N.A.
                                     Under the Management Agreement.
                                     Incorporated by Reference to Post-
                                     Effective Amendment No. 74 to
                                     Registrant's Registration Statement,
                                     File Nos. 2-11357 and 811-582, Edgar
                                     Accession No. 0000898432-95-000426.

                    (d)     (i)      Sub-Advisory Agreement Between                     N.A.
                                     Neuberger & Berman Management
                                     Incorporated and Neuberger & Berman,
                                     LLC with respect to Global Managers
                                     Trust.  Incorporated by Reference to
                                     Post-Effective Amendment No. 74 to
                                     Registrant's Registration Statement,
                                     File Nos. 2-11357 and 811-582, Edgar
                                     Accession No. 0000898432-95-000426.











                                                                                    Sequentially
          Exhibit                                                                     Numbered
          Number                           Description                                  Page
          -------                          -----------                              ------------

                            (ii)     Schedule A - Series of Global Managers             N.A.
                                     Trust Currently Subject to Sub-Advisory
                                     Agreement.  Incorporated by Reference
                                     to Post-Effective Amendment No. 74 to
                                     Registrant's Registration Statement,
                                     File Nos. 2-11357 and 811-582, Edgar
                                     Accession No. 0000898432-95-000426.

          (6)       (a)     Distribution Agreement Between Neuberger &                  N.A.
                            Berman Equity Funds and Neuberger & Berman
                            Management Incorporated.  Incorporated by
                            Reference to Post-Effective Amendment No. 70 to
                            Registrant's Registration Statement, File
                            Nos. 2-11357 and 811-582, Edgar Accession No.
                            0000898432-95-000314.

                    (b)     Schedule A - Series of Neuberger & Berman Equity            N.A.
                            Funds Currently Subject to the Distribution
                            Agreement.  Incorporated by Reference to Post-
                            Effective Amendment No. 70 to Registrant's
                            Registration Statement, File Nos. 2-11357 and
                            811-582, Edgar Accession No. 0000898432-95-
                            000314.

          (7)       Bonus, Profit Sharing or Pension Plans.  None.                      N.A.

          (8)       (a)     Custodian Contract Between Neuberger & Berman               N.A.
                            Equity Funds and State Street Bank and Trust
                            Company.  Incorporated by Reference to Post-
                            Effective Amendment No. 74 to Registrant's
                            Registration Statement, File Nos. 2-11357 and
                            811-582, Edgar Accession No. 0000898432-95-
                            000426.

                    (b)     Schedule A - Approved Foreign Banking                       N.A.
                            Institutions and Securities Depositories Under
                            the Custodian Contract. Incorporated by
                            Reference to Post-Effective Amendment No. 3 to
                            the Registration Statement of Neuberger & Berman
                            Equity Assets, File Nos. 33-82568 and 811-8106,
                            Edgar Accession No. 0000898432-95-000426.

                    (c)     Schedule B - Approved Foreign Banking                       ____
                            Institutions and Securities Depositories under
                            the Custodian Contract with Respect to Neuberger
                            & Berman International Fund.  To Be Filed by
                            Amendment.











                                                                                    Sequentially
          Exhibit                                                                     Numbered
          Number                           Description                                  Page
          -------                          -----------                              ------------

                    (d)     Schedule of Compensation under the Custodian                ____
                            Contract.  Filed Herewith.

          (9)       (a)     (i)      Transfer Agency and Service Agreement               N.A.
                                     Between Neuberger & Berman Equity Funds
                                     and State Street Bank and Trust
                                     Company.  Incorporated by Reference to
                                     Post-Effective Amendment No. 70 to
                                     Registrant's Registration Statement,
                                     File Nos. 2-11357 and 811-582, Edgar
                                     Accession No. 0000898432-95-000314.

                            (ii)     Agreement Between Neuberger & Berman                N.A.
                                     Equity Funds and State Street Bank and
                                     Trust Company Adding Neuberger & Berman
                                     International Fund as a Portfolio
                                     Governed by the Transfer Agency and
                                     Service Agreement.  Incorporated by
                                     Reference to Post-Effective Amendment
                                     No. 70 to Registrant's Registration
                                     Statement, File Nos. 2-11357 and 811-
                                     582, Edgar Accession No. 0000898432-95-
                                     000314.

                            (iii)    First Amendment to Transfer Agency and             N.A.
                                     Service Agreement Between Neuberger &
                                     Berman Equity Funds and State Street
                                     Bank and Trust Company.  Incorporated
                                     by Reference to Post-Effective
                                     Amendment No. 70 to Registrant's
                                     Registration Statement, File Nos. 2-
                                     11357 and 811-582, Edgar Accession No.
                                     0000898432-95-000314.

                            (iv)     Schedule of Compensation under the                 _____
                                     Transfer Agency and Service Agreement.
                                     Filed Herewith.

                    (b)     (i)      Administration Agreement Between                   N.A.
                                     Neuberger & Berman Equity Funds and
                                     Neuberger & Berman Management
                                     Incorporated.  Incorporated by
                                     Reference to Post-Effective Amendment
                                     No. 70 to Registrant's Registration
                                     Statement, File Nos. 2-11357 and 811-
                                     582, Edgar Accession No. 0000898432-95-
                                     000314.











                                                                                    Sequentially
          Exhibit                                                                     Numbered
          Number                           Description                                  Page
          -------                          -----------                              ------------

                            (ii)     Schedule A - Series of Neuberger &                 N.A.
                                     Berman Equity Funds Currently Subject
                                     to the Administration Agreement.
                                     Incorporated by Reference to Post-
                                     Effective Amendment No. 71 to
                                     Registrant's Statement File Nos. 2-
                                     11357 and 911-582, Edgar Accession No.
                                     0000898432-95-000347.

                            (iii)    Schedule B - Schedule of Compensation              N.A.
                                     Under the Administration Agreement.
                                     Incorporated by Reference to Post-
                                     Effective Amendment No. 70 to
                                     Registrant's Registration Statement,
                                     File Nos. 2-11357 and 811-582, Edgar
                                     Accession No. 0000898432-95-000314.

          (10)      (a)     Opinion and Consent of Kirkpatrick & Lockhart               N.A.
                            LLP on Securities Matters. Incorporated by
                            Reference to Registrant's Rule 24f-2 Notice for
                            the Fiscal Year Ended August 31, 1996, File Nos.
                            2-11357 and 811-582, Edgar Accession No.
                            0000898432-96-000464.

          (11)      (a)     Consent of Ernst & Young LLP, Independent                   ____
                            Auditors.  Filed Herewith.

                    (b)     Consent of Ernst & Young, Independent Auditors.             ____
                            Filed Herewith.

                    (c)     Consent of Coopers & Lybrand LLP, Independent               ____
                            Accountants.  Filed Herewith.

          (12)      Financial Statements Omitted from Prospectus.  None.                N.A.

          (13)      Letter of Investment Intent.  None.                                 N.A.

          (14)      Prototype Retirement Plan.  None.                                   N.A.

          (15)      Plan Pursuant to Rule 12b-1.  None.                                 N.A.

          (16)      Schedule of Computation of Performance Quotations.                  N.A.
                    Incorporated by Reference to Post-Effective Amendment
                    Nos. 61 and 67 to Registrant's Registration Statement,
                    File Nos. 2-11357 and 811-582.

          (17)      Financial Data Schedule.  Filed Herewith.                           ____











                                                                                    Sequentially
          Exhibit                                                                     Numbered
          Number                           Description                                  Page
          -------                          -----------                              ------------

          (18)      Plan Pursuant to Rule 18f-3.  None.                                 N.A.
